united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions ___

            80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/24

Explanatory Note: The registrant is filing this amendment to its filing on Form N-CSR for the year ended March 31, 2024, which was originally filed with the Securities and Exchange Commission on June 7, 2024 (Accession Number 0001580642-24-003096), solely to correct filing type from N-CSRS to NCSR, it was inadvertently filed as N-CSRS.

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

AlphaCentric Income Opportunities Fund

Class A: IOFAX   Class C: IOFCX   Class I: IOFIX

AlphaCentric Premium Opportunity Fund

Class A: HMXAX   Class C: HMXCX   Class I: HMXIX

AlphaCentric Robotics and Automation Fund

Class A: GNXAX   Class C: GNXCX   Class I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SYMAX   Class C: SYMCX   Class I: SYMIX

AlphaCentric LifeSci Healthcare Fund

Class A: LYFAX   Class C: LYFCX   Class I: LYFIX

AlphaCentric Strategic Income Fund

Class A: SIIAX   Class C: SIICX   Class I: SIIIX

March 31, 2024

AlphaCentric Advisors LLC

53 Palmeras Street, Suite 601

San Juan, PR 00901

1-844-223-8637

March 31, 2024

AlphaCentric Income Opportunities Fund (IOFIX | IOFAX | IOFCX) (unaudited)

Dear Shareholders:

We hope this letter finds you navigating the most recent bout of “surprise” well – a lot has changed in the last year. We believe markets are finally starting to feel better, a welcome change.

The Federal Reserve’s efforts painted a better picture and began stages of a recovery, although the Fund returned -3.61% (Class I) versus 1.70% for the Bloomberg US Aggregate for the period 3/31/2023 – 3/31/2024.

Fed Chair Powell’s pause in July of 2023 allowed the markets to breathe half a sigh of relief, and yet inflation remained an overhanging issue. His comments at the end of 2023 led to a more positive market tone heading into 2024, but the market perhaps got ahead of itself in forecasting as many as six Fed Funds cuts. Those hopes were successively dashed with Q1 reports revealing sticky prices and continued strength in wages, and some even suggesting that a hike might be on the table. This of course kept investors “on the sidelines” and willing to stay in higher-interest money market funds, trying to avoid duration calls until clearer signals arrive.

Revisions in jobs data imply emerging softness in labor, which could be a component of the Fed’s dual mandate despite inflation/pricing data having received most of the headline emphasis. We feel that conditions are supportive of no further hikes at the very least and believe that cuts will be the next step although “data dependent,” as Chair Powell likes to say. And along those lines we continue to be firmly convinced of the Fund’s portfolio and positioning, as the Fund’s sector remains cheap relative to other asset classes and offers potentially higher upside with solid collateral characteristics. As mentioned in the past, housing fundamentals and mortgage borrower profiles, in particular for the seasoned, legacy securities emphasized in the Fund, have kept improving.

As always, thank you for your support and best wishes for the year!

Sincerely,

Garrison Point Fund Management Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

		Since Inception
	Fiscal Year Ended 3/31/2024	5/28/2015
Class I	-3.61	2.32

Class A	-3.86	2.06

Class A w/ Sales Charge	-8.39	1.50

Class C	-4.62	1.30

Bloomberg US Agg Bond Index (1)	1.70	1.20

(1)	Bloomberg US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an index.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 5412-NLD-5/14/2024.

AlphaCentric Income Opportunities Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

		Annualized	Annualized	Annualized
	One Year	Three Years	Five Years	Since Inception+
Class A (IOFAX)	(3.86)%	(7.32)%	(3.95)%	2.06%
Class A (IOFAX) with 4.75% load	(8.39)%	(8.80)%	(4.88)%	1.50%
Class C (IOFCX)	(4.62)%	(8.02)%	(4.69)%	1.30%
Class I (IOFIX)	(3.61)%	(7.07)%	(3.72)%	2.32%
Bloomberg U.S. Aggregate Bond Index **	1.70%	(2.46)%	0.36%	1.20%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus were 2.18%, 2.93% and 1.93% for the Fund’s Class A, Class C, and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus were 1.90%, 2.65% and 1.65% for the Fund’s Class A, Class C, and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. Investors cannot invest directly in an index.

+	The AlphaCentric Income Opportunities Fund commenced operations on May 28, 2015.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Non-Agency Residential Mortgage Backed Securities	105.1%
Short Term Investment	0.0	% *
Liabilities In Excess Of Other Assets	(5.1)%
	100.0%

*	- Less than 0.05%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

March 31, 2024

AlphaCentric Premium Opportunity Fund (HMXIX | HMXAX | HMXCX) (unaudited)

Dear Shareholders:

We are pleased to provide our Annual Letter to Shareholders. Thank you for your support and for being an investor in the Fund.

Investment Strategy

The portfolio strategy utilized by the Fund seeks to achieve capital appreciation with lower overall volatility than the equity market. The strategy attempts to achieve its objective by investing in a systematically managed portfolio of long and short call and put options and futures on the Standard & Poor’s 500 Index (the “Index”) and/or other securities that represent the return of the Index (such as exchange traded funds), as well as investments tied to measures of market volatility such as volatility exchange traded funds and futures on the VIX Index, which reflect the market’s expected fluctuation (volatility).

In addition to option strategies such as call ratios, strangles and straddles, the strategy uses futures, options on futures, and a variety of derivative instruments in an attempt to achieve capital efficiency. Relying on the embedded leverage of these markets, the Fund aims to hold between 70% and 85% of assets in U.S. Treasury bills or similar investments. Treasury bills act as a source of defense as well as potential upside, aligning with the overall dual mandate of balancing offense and defense. The income they generate, especially in a higher rate environment, helps enhance risk-adjusted returns for investors.

Fund Performance

For the fiscal year ended March 31, 2024, the Fund returned +14.17% (Class I shares). This return represented 48% of the S&P 500 total return.

Several quarters during the fiscal year acted as great examples of the Fund’s multiple return streams and ability to shift and react dynamically to different market environments. The second quarter of 2023 highlighted the Fund’s ability to capture returns from option strategies not related to the market’s upside or downside; earning 0.68% in May 2023.

The third quarter of 2023 highlighted the Fund’s ability to truncate the downside, with a loss of 0.57%. And the fourth quarter of 2023 highlighted the Fund’s ability to participate in the market’s upside, with a gain for the Fund of 5.77%.

On the flip side, October 2023 and Q1 of 2024 were more difficult periods. In October 2023, with our models shifting into defense mode as the S&P teetered on the edge of a -10% correction, only to see the market rally strongly into the end of the year. While we can look back now and lament that our downside defense cost the Fund from capturing more of the market’s upside, it sure felt good to have that defense on as the market stared a full-blown correction in the face.

Q1 2024 was different. Without volatility falling to new all-time lows as the S&P hit new all-time highs, the Fund’s option strategies capped the upside capture of the Fund somewhat, providing a slight headwind even as we participated meaningfully in the upside.

With the Fund participating in market upside both through direct exposure in S&P futures markets, and through the capture of volatility erosion as markets rise in price, the removal of one of those legs can lessen the Fund’s participation some.

Market Outlook

Looking out into the year ahead, it really feels like a reset and start of a new market regime that could last multiple years. Sort of like a new football season after living through the drama, wins and losses of the year before, but this ’season’ having been the entire post-COVID period, and the new ’season’ perhaps lasting several years.

Markets are essentially in a neutral stance, at or close to all-time highs as of the end of March 2024, but with valuations (Shiller CAPE Ratio) about midway between 2020 lows and 2021 highs. Bond and interest rate markets look set to normalize, with potential delays in easing, but the likelihood of further hikes much diminished.

Meanwhile, volatility has erased the echo of the COVID spike and become much more of a two-way market with volatility sellers and volatility downside reintroduced to the market. Meanwhile, volatility does remain low, and markedly lower than the bulk of the past three years. This allows the Fund to more cheaply invest in structures which potentially increase in value as the market decreases.

Sincerely,

Russell Kellites

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended 3/31/2024	Since Inception*
Class A	13.83	7.12

Class A with Sales Charge	7.31	6.28

Class C	12.98	6.42

S&P 500 TR Index[1]	29.88	14.56

Class I	14.17	9.41

S&P 500 TR Index[1]	29.88	14.50

*	Fund Inception: 9/1/2011 (Class I) & 9/30/2016 (Class A & C). The Performance shown before September 30, 2016, is for the Fund’s Predecessor Fund (Theta Funds, L.P.) The Fund’s management practices, investment goals, policies, objectives, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership. From its inception date, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

3374-NLD-05/14/2024

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 widely held common stocks listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index. Investors cannot invest directly in an index.

AlphaCentric Premium Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized	Annualized
	One Year	Three Years	Five Years	Ten Years	Since Inception+	Since Inception++
Class A (HMXAX) without load	13.83%	3.57%	9.42%	—	7.12%	—
Class A (HMXAX) with 5.75% load	7.31%	1.55%	8.13%	—	6.28%	—
Class C (HMXCX)	12.98%	2.79%	8.71%	—	6.42%	—
Class I (HMXIX) +++	14.17%	3.84%	9.69%	7.04%	—	9.41%
S&P 500 Total Return Index **	29.88%	11.49%	15.05%	12.96%	14.56%	14.50%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 2.24%, 2.99% and 1.99% for the Fund’s Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus were 2.45%, 3.20% and 2.20% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus were 2.32%, 3.07%, and 2.07% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

+	The AlphaCentric Premium Opportunity Fund Class A and Class C commenced operations on September 30, 2016.

++	The AlphaCentric Premium Opportunity Fund Class I, formerly a private fund, commenced operations on August 31, 2011.

+++	The Fund acquired all of the assets and liabilities of Theta Funds, L.P. (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund, so the Predecessor Fund became the Class I shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on August 31, 2011. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type **	% of Net Assets
U.S. Government & Agencies	33.1%
Short-Term Investments	24.1%
Future Options Purchased	1.1%
Index Options Purchased	0.1%
Written Future Options	(0.9)%
Other Assets in Excess of Liabilities	42.5%
100.0%

**	- Does not include derivative investments.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

March 31, 2024

Dear AlphaCentric Robotics and Automation Fund (the “Fund”) Investor:

The narrative of the past year has been dominated by two major themes, but just seven major stocks. The first major theme was underscored by the view that artificial intelligence (AI) would usher in a new era – similar to the advent of the internet, or electricity – according to some vocal pundits. Seven stocks, including Microsoft, Apple, Nvidia, Alphabet, Amazon, Meta, and Tesla became widely regarded as the leaders in the race to AI supremacy. As we write, the dominance of the so-called “Magnificent Seven” has become so extreme that they collectively account for nearly 30% of the market-cap of the S&P 500. The second major theme was the indication by the Federal Reserve Board that they were done raising rates, and that they would likely begin “normalizing” rates with at least three cuts before year-end 2024. Of course, the street initially took that to mean seven rate cuts over the next year. The street has subsequently trimmed that expectation to just one cut in September as inflation continues to run too hot.

March 31, 2024 marked the end of the fiscal year for the Fund. Since the end of the last fiscal year, the Fund posted a 5.85% total return (Class I share). The S&P 500 TR Index recorded a gain of 29.88% during the same period. A bifurcation of returns between the Magnificent Seven described above and the average S&P 500 stock significantly distorted and exaggerated the performance of the major cap-weighted indexes. Since the Fund did not own any of these seven overvalued and overhyped stocks, the Fund experienced a relative performance deficit over the past 12-month period versus the benchmark index.

Geopolitical developments in the Middle East between Israel and its adversaries – Hamas, Hezbollah, Houthis, and Iran – specifically with respect to the shipping routes that pass through the Red Sea and the Suez Canal, have put pressure on energy prices and have negatively impacted supply chains since October 7th. The evidence continues to suggest that capital expenditures spending priorities have resumed their focus on robotics and automation solutions, but there has been a notable impact on the timing of new projects and initiatives. Nevertheless, it remains our view that the mandate to improve operational efficiencies will remain foremost as companies large and small adapt to the new realities of the post-COVID world.

While mergers and acquisitions (M&A) have helped the Fund’s performance in previous years, the termination of the iRobot acquisition by Amazon has many small-cap companies in the space rethinking their timelines for profitability. Our strategy of focusing on leading-edge technologies and the core end-market beneficiaries of the automation theme has benefitted from M&A activity in the past, but it has never been dependent upon M&A for success. Indeed, we engaged in a culling of certain profitless growth stories from the Fund’s holdings in 1Q24. This portfolio management action has allowed us to further consolidate the Fund around the strongest fundamental growth stories in the robotics and automation universe – those which are generating high free cash flow growth – and with which we currently maintain the highest conviction.

During the past year, the Fund’s top performing position was Doosan Robotics, up 115% during the period. The company is a leading provider of advanced industrial robots for production process automation based in South Korea. Their products are used primarily for precision assembly tasks in the automotive, consumer electronics, healthcare and food & beverage industries. A new addition in 2023, automated voice pioneer, SoundHound AI, was the second largest contributor to the Fund’s results last year. The stock gained 83% year-over-year. The company’s proprietary independent voice AI platform allows its customers across the automotive, hospitality, entertainment, and electronics industries to voice-enable their products and services. Procept BioRobotics, the Fund’s fourth largest holding, logged the number three performance rank last year, posting an annual total return of 79%. The maker of the AQUABEAM advanced, image-guided, surgical robotic system is setting new standards in safety and efficacy for the treatment of BHP.

While these examples were important to the Fund’s fiscal year results, they simply represent the broad array of companies and technologies that populate the Fund’s holdings. The Fund remains laser-focused on identifying and capitalizing upon advances and innovative technologies that are changing the world by investing in the companies that are driving this change.

Thank you for your support and participation in the Fund.

Sincerely,

Brian Gahsman, Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended	Since Inception
	3/31/2024	5/31/17
Class I	5.85	5.49

Class A	5.60	5.23

Class A w/Sales Charge	-0.49	4.32

Class C	4.79	4.44

S&P 500 Total Return Index[1]	29.88	14.05

MSCI AC World Index TR Gross[2]	23.81	10.44

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

3353-NLD-05022024

[1]	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

[2]	The MSCI AC World Index TR Gross represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

AlphaCentric Robotics and Automation Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Three Years	Five Years	Since Inception+
Class A (GNXAX) without load	5.60%	(7.58)%	3.27%	5.23%
Class A (GNXAX) with 5.75% load	(0.49)%	(9.38)%	2.05%	4.32%
Class C (GNXCX)	4.79%	(8.28)%	2.50%	4.44%
Class I (GNXIX)	5.85%	(7.37)%	3.52%	5.49%
S&P 500 Total Return Index **	29.88%	11.49%	15.05%	14.05%
MSCI AC World Index (TR Gross) ***	23.81%	7.46%	11.45%	10.44%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus for the Fund’s period of operation are 2.31%, 3.06% and 2.06% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2023 prospectus for the Fund’s period of operation are 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	The MSCI AC World Index (TR Gross) represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets. Investors cannot invest directly in an index.

+	The AlphaCentric Robotics and Automation Fund Class A, Class C and Class I commenced operations on May 31, 2017.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	98.7%
Investment Purchased as Securities Lending Collateral	26.6%
Money Market Fund	2.3%
Liabilities In Excess Of Other Assets	(27.6)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

March 31, 2024

AlphaCentric Symmetry Strategy Fund (SYMIX | SYMAX | SYMCX) (unaudited)

Dear Shareholders:

The Fund returned 9.57% (Class I shares) for fiscal year 2024, while the blended MSCI World/U.S. Aggregate Bond Blended Index (“Benchmark”) returned 14.23%. The traditional portfolio, which invests in stocks and credit, contributed the bulk of the gains as equity markets broadly increased and credit spreads tightened. The alternative portfolio, which invests in commodities, fixed income and currencies, detracted a little with commodity positions generating positive returns that were offset by losses in fixed income and currency markets. This is largely the mirror image of last year, and that diversification is at the heart of the strategy, resulting in a return of 6.03% annually over the last three years compared to 3.28% annually for the Benchmark.

The past year was characterized by the continued bumpy drop in inflation which, using the headline Consumer Price Index (CPI) number, peaked at 9% in the summer of 2022. A year later it hit 3% and since then has bounced around somewhat stubbornly just north of that level. Core CPI has had a similar trajectory. Inflation falling and the end point for rate rises coming into clearer view was supportive for equity valuations and credit spreads, particularly as the feared recession that rate rises would cause failed to materialize. Indeed, the unemployment rate in the US has been 4% or less since January 2022. Remarkable resilience. Equity and credit exposures remained at the upper end of the target ranges after being rebuilt in the early part of 2023 and stayed high through the year. The strategy holds positions in several industrials that continue to perform well, beneficiaries of the infrastructure and fiscal packages passed through Congress during this administration. It takes time for the legislation to filter its way through to the real economy and be spent, we are seeing it now and it will continue for the next few years. United Rentals and Paccar Inc. are good examples of this type of business, both reported strong fundamentals in the most recent quarter and are leaders in the spaces in which they operate. Although at the index level the equity markets look expensive, under the surface there are many companies at much cheaper valuations executing on their business consistently.

As the inflationary panic subsided somewhat, the alternative side that tends to thrive on panics and volatility did its job, contributing through the first part of the year before seeing some losses as many of the trends that have done so well over the past few years began to subside. The nature of trend following is that one is always positioned at the end of trends. As rate hike fears subsided and markets moved to price rate cuts (too many too quickly as it turned out) the alternative side reduced short, fixed income positions. This is why we rebalance religiously between the elements of the strategy, maintaining the symmetry.

As we look ahead over the next 12 months, we believe the outlook for the US economy remains fairly upbeat. As we noted briefly above, the fiscal packages will likely support growth over the rest of the year. Alongside that, assuming the inflation story doesn’t lead central banks to restart hikes, a gradual easing of policy as inflation continues to normalize should help support the interest rate sensitive sectors of the economy, some of which have been struggling. The US economy has under produced housing for years leading to construction continuing apace on the residential side, and a newly reinvigorated industrial policy around key industries of the future has led to a boom in manufacturing construction. Throw in some AI based activity as companies compete to not get left behind in the brave new world and some higher commodity prices helping the oil space and the economy looks in fine shape for now.

One thing to note, we think monetary policy at this juncture has the potential to be powerful if the economy were to slow and inflation comes down. Generally speaking, it has been the interest rate sensitive sectors that have slowed. If the Federal Reserve reduces rates in response to a slowing economy, we could see a wave of refinancing and pent-up activity coming back quite quickly. For all the talk of homeowners being locked into their 3% rates, life has been continuing apace. People have families and get new jobs. Home sales are down some 25% from pre pandemic levels – there is still a lot of activity in the 75% that are moving. They will refinance mortgages quickly, and at some point, other borrowers may tap the increased equity in their homes for consumption as well. Housing equity is at record levels. The Fed looks less stuck than it has for a while – again assuming inflation cooperates.

As it relates to the strategy, the key areas where we see risks of derailment are in the areas where the alternative side can potentially shine brightest. Oil and copper price spikes setting off inflation again could be a real worry for the stock market, the strategy can take direct exposures there. A generally stickier inflation path may challenge equity valuations, the ability to participate in rising bond yields through shorts in bond markets and longs in the USD also allows flexibility to adapt to what may be ahead. Being able to adapt to changing times and take long and short positions in a broader range of markets is at the core of the strategy approach.

Thank you for your support, and we hope that you stay healthy and safe in 2024.

Sincerely,

Mount Lucas Management LP Team

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

	Fiscal Year
	Ended
	3/31/2024	Since Inception*
Class A	9.28	4.86

Class A w/ Sales Charge	3.00	3.53

Class C	8.46	4.06

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (1)	5.27	1.99

MSCI World/Bloomberg U.S. Aggregate Bond Blended Index (2)	14.23	6.33

Class I	9.57	3.74

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (1)	5.27	1.44

MSCI World/Bloomberg U.S. Aggregate Bond Blended Index (2)	14.23	5.13

*	Inception (annualized): 9/1/14 (I Share) | 8/9/19 (A & C Shares)

The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund.

(1)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Investors cannot invest directly in an index.

(2)	MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The Bloomberg U.S. Aggregate Bond index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Investors cannot invest directly in an index.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Dividends are not assured. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 5411-NLD-5/14/2024

AlphaCentric Symmetry Strategy Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	One Year	Three Years	Five Years	Since Inception+	Since Inception++
Class A (SYMAX) without load	9.28%	5.80%	—	4.86%	—
Class A (SYMAX) with 5.75% load	3.00%	3.73%	—	3.53%	—
Class C (SYMCX)	8.46%	4.98%	—	4.06%	—
Class I (SYMIX) +++	9.57%	6.03%	4.34%	—	3.74%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index **	5.27%	2.60%	2.03%	1.99%	1.44%
MSCI World/Bloomberg U.S. Aggregate Bond Blended Index ***	14.23%	3.28%	6.53%	6.33%	5.13%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.85%, 2.60% and 1.60% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus are 2.03%, 2.78% and 1.78% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2023 prospectus are 1.93%, 2.68% and 1.68% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Investors cannot invest directly in an index.

***	MSCI World/Bloomberg U.S. Aggregate Bond Blended Index reflects an unmanaged portfolio of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

+	The AlphaCentric Symmetry Strategy Fund Class A, Class C commenced operations on August 8, 2019.

++	The AlphaCentric Symmetry Strategy Fund Class I, formerly a private fund, commenced operations on September 1, 2014.

+++	The Fund acquired all of the assets and liabilities of MLM Symmetry Fund, LP (the “Predecessor Fund”) in a tax-free reorganization on August 9, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor was the adviser to the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type *	% of Net Assets
Exchange-Traded Funds	34.9%
Common Stocks	30.4%
U.S. Government & Agencies	19.6%
Short-term Investment	13.1%
Other Assets in Excess of Liabilities	2.0%
100.0%

*	Does not include derivative investments.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

March 31, 2024

AlphaCentric LifeSci Healthcare Fund (LYFIX | LYFAX | LYFCX) (unaudited)

Dear Shareholders:

Performance

The Fund experienced fits and starts for the fiscal year ended March 31, 2024 as fundamental, thesis-driven stock picking took a back seat to macro considerations. Waxing and waning expectations for rate cuts from the Federal Reserve drove volatility in the S&P Biotechnology Select Index (“Index”) which was inversely correlated to the 10-year treasury yield. The Fund created alpha from holdings benefiting from Mergers & Acquisitions (M&A) transactions, favorable earnings announcements, positive fundamental company-specific news and avoidance of negative clinical or regulatory developments through October before the fed “pivot party” strongly increased select risk asset prices through the end of March. October was a tough month for the Index with >80% of the components in the red, with more than half of these down over 10%. Remarkably, before the rally, a record >30% of the entire biotech universe was trading below cash value, and more than 70% had an enterprise value below $100 million. The momentum factor had been the primary driver of returns in the last few months of the fiscal year, with many depressed biotech companies not participating in the rally – particularly small-cap commercial companies. The Fund did not attempt to chase momentum names that were bid up and held a number of value-oriented commercial companies that appeared to be mispriced. The Fund remains nimble and continues to seek asymmetric risk/reward opportunities for the portfolio that are poised to create potential value regardless of the trajectory of the broader economic environment.

Market Overview

The fiscal year ended with the Financial Times reporting US small-cap stocks had the worst performance run versus large cap peers in more than 20 years. Expectations are growing among strategists that the Fed intends to enact a soft removal of the 2% inflation target with Powell's comments that the goal will be reached "over time." The Index remains in the midst of the longest and deepest bear market in its history. We believe this should eventually be a tailwind for the many biotech stocks that remain left for dead, especially small-cap commercial companies. The Fed may be further motivated to start cutting rates despite some hotter economic data, due to the $1.1 trillion in interest payments on US government debt made in the past 12 months. Additionally, government spending is now growing at ~10% year-over-year, adding ~$1.0 trillion to the debt every 100 days. Although uncertainty remains regarding the timing and magnitude of potential interest rate cuts, US 2-Year/10-Year Spreads have been inverted for a record >625 days (prior record was 624 in August ’78) and it appears we are closer to the end of the interest rate cycle than the beginning.

Following half a decade of consecutive outperformance from 2011-2015, biotech has underperformed the Nasdaq from 2016-2023 for 8 years and the S&P 500 for 5 of those 8 years. Expectations for lower interest rates, sustained biotech M&A activity, continued new approvals of cutting-edge new therapies, and resurgent capital markets activity appear to be converging to potentially reverse biotech’s record relative underperformance. To be sure, the Federal Trade Commission’s defeat at blocking Amgen's (AMGN) ~$28 billion acquisition of Horizon Therapeutics (HZNP) bolstered expectations for sustained deal activity. Pharma drug sales were +3% in 2023 and are forecasted to grow 7% compounded through 2028 setting the backdrop sustained demand for new innovations.

The Food and Drug Administration (FDA) remained constructive in the fiscal year, given that 2023 was a banner year for new pharmaceutical products with 55 approvals, more than all prior years but two since 1985 (59 new drug approvals in 2018 and 1996). Included was the landmark approval of the first medicine incorporating gene editing technology. Crisper Therapeutics' (CRSP) Casgevy was approved for Sickle Cell Disease (SCD) and will be priced at $2.2 million per treatment. BioMarin (BMRN) continued the streak of high-profile regulatory approvals with FDA clearance of the first gene therapy for hemophilia A. BMRN plans to price Roctavian at $2.9 million per patient. FDA approved another gene therapy by giving the nod to Krystal Biotech's (KRYS) Vyjuvek for patients with dystrophic epidermolysis bullosa (DEB) with mutation(s) in the collagen type VII alpha 1 chain (COL7A1) gene. List price equates to >$1 million per patient per year for induction and ~$600k for maintenance use, leading KRYS to estimate a >$750 million global market opportunity despite there being only ~3000 DEB patients in the US. Finally, Seres Therapeutics (MCRB) announced the watershed regulatory approval oral microbiome therapy Vowst for the prevention of recurrence of C. difficile infection. The therapy will be priced at $17.5K per course and is the first microbiome therapy approval by the agency. Investor sentiment for an accommodative FDA has become sanguine to the point where new approvals are even expected for certain drugs that fail to meet prespecified clinical criteria.

Fund Overview

The Fund benefited from M&A activity during the fiscal year with exposure to Cymabay Therapeutics (CBAY), NuVation Bio (NUVB), Immunogen (IMGN), Karuna Therapeutics (KRTX), Mirati Therapeutics (MRTX) and Point Biopharma (PNT). Gilead (GILD) announced the acquisition of CBAY for $4.3 billion representing a ~25% premium to prior close. The deal was generally well-received and values the company at 4-8x peak sales of lead drug seladelpar for primary biliary cirrhosis (PBC). The deal emphasizes pharma's seemingly insatiable appetite for differentiated assets. The Fund also benefited from the all-stock merger of NuVation Bio (NUVB) with AnHeart Therapeutics (private). The acquisition adds taletrectinib, a next-generation, potentially best-in-class ROS1 inhibitor with Breakthrough Therapy Designations currently enrolling two pivotal studies for the treatment of patients with ROS1-positive NSCLC. NUVB had been trading at a negative enterprise value and rallied on the news of the deal. Abbvie (ABBV) announced the acquisition of IMGN for a total equity value of approximately $10.1 billion, representing a 95% premium to the prior closing price. Valuation was ~5.5x consensus 2030 revenue estimates, in line with other recent oncology deals such as Pfizer's (PFE) purchase of Seagen (SGEN).

Bristol Myers (BMY) announced plans to acquire Karuna Therapeutics (KRTX) for $330 per share in an all-cash deal representing a 53% premium and $14 billion in value. The deal emphasized the value for novel mechanisms in established CNS indications such as schizophrenia. Bristol Myers (BMY) also announced the acquisition of Mirati Therapeutics (MRTX) for $4.9 billion cash upfront plus a contingent value right (CVR) for an additional $1 billion. Eli Lilly (LLY) stepped in front of pivotal data with the $1.4 billion purchase on PNT. The deal was an 87% premium to the prior close. Curiously, the announcement came ahead of PNT2002's Phase III SPLASH dataset in Q4 for pre-chemo prostate cancer. It turned out the SPLASH data came in below expectations and PNT would likely have faced a significant drawdown if it were not for the pending acquisition. The Fund was fortunate to benefit from LLY’s apparent strategic interest in acquiring a radiopharmaceutical platform and manufacturing assets regardless of the outcome of the SPLASH trial. The Fund continues to strive to increase exposure to holdings that might benefit from M&A transactions.

The Fund participated in a number of primary share transactions providing capital to directly fund R&D initiatives during the year. Specifically, the Fund participated in the $87 million private placement in Perspective therapeutics (CATX). The deal helped enable the company to advance its radiopharmaceutical pipeline focused on the alpha emitting isotope PB-212. The transaction was priced at $0.37 and shares closed the fiscal year at $1.19. Likewise, the Fund participated in an $88 million private placement for Vyne Therapeutics (VYNE). Prior to the deal, VYNE was trading at a depressed valuation of only ~$7 million market cap and the financing provides the company with ample runway to reach the next set of clinical milestones. The Fund also joined the syndicate for Abivax’s (ABVX) $236 million US NASDAQ IPO. The deal was intended to fund the company through phase 3 clinical data for lead inflammatory drug obefazimod in Ulcerative colitis. The Fund continues to look for primary share purchase opportunities that provide capital to allow companies to get through key development goals and potentially unlock value in the process.

The Fund’s companies with robust revenue and cash flow growth profiles continued to execute, but operational progress has not consistently translated into favorable share price performance as many SMID cap commercial companies remain under macro pressure. The Fund also benefited from shareholder capital return initiatives. For example, United Therapeutics (UTHR) announced a $1 billion accelerated share repurchase program (~9% of shares outstanding).

Outlook

The biotech bear market has been around quite a while, after completing its twelfth quarter to end the fiscal year. Signs of life are abounding as the Relative Strength Index for the Index went from 25 to 75 in less than four months to end the fiscal year, taking less than half the time as the last such move from the pandemic lockdowns. Many companies remain at depressed valuations, having yet to participate in the broader risk asset rally setting up for a long-anticipated reversal of the record relative underperformance. We continue to expect sustained biotech M&A activity, new approvals of cutting edge novel therapies and resurgent capital markets activity to create value in the sector. Of course, the ultimate realization of lower interest rates has the potential to position the risk for biotech to the upside once again.

Sincerely,

Mark Charest, Ph.D.

Founding Partner and Portfolio Manager

LifeSci Fund Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended 3/31/2024	Since Inception 11/29/2019
Class I	-0.56	11.39
Class A	-0.79	11.16
Class A w/ Sales Charge	-6.47	9.65
Class C	-1.50	10.53
S&P Biotechnology Select Industry Index1	25.67	0.56
S&P 500 Total Return Index2	29.88	14.44

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com.

5410-NLD-5/14/2024

1 The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index (S&P TMI). The S&P TMI tracks all the U.S. common stocks listed on the NYSE, NYSE American, NASDAQ National Market and NASDAQ Small Cap exchanges. The S&P Biotechnology Select Industry Index is a modified equal weight index and typically consists of approximately 70 companies. Investors cannot invest directly in an index.

2 The S&P 500 Total Return Index is a widely recognized, unmanaged index of the approximately 500 largest companies in the United States as measured by market capitalization.

AlphaCentric LifeSci Healthcare Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmarks:

		Annualized	Annualized
	One Year	Three Years	Since Inception+
Class A (LYFAX) without load	(0.79)%	(0.21)%	11.16%
Class A (LYFAX) with 5.75% load	(6.47)%	(2.16)%	9.65%
Class C (LYFCX)	(1.50)%	(0.96)%	10.53%
Class I (LYFIX)	(0.56)%	0.04%	11.39%
S&P 500 Total Return Index **	29.88%	11.49%	14.44%
S&P Biotechnology Select Industry Total Return Index ***	25.67%	(11.00)%	0.56%
S&P 500 Health Care Sector Total Return Index ****	16.09%	10.01%	11.68%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 5.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus are 2.00%, 2.75% and 1.75% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses as shown in the August 1, 2023 prospectus are 1.65%, 2.40% and 1.40% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***	S&P Biotechnology Select Industry Total Return Index is designed to measure the performance of narrow GICS® sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry. Investors cannot invest directly in an index.

****	S&P 500 Health Care Sector Total Return Index is designed to measure the performance of narrow GICS® health care sub-industries. The Index comprises stocks in the S&P Total Market Index that are classified in the GICS health care sub-industry. Investors cannot invest directly in an index.

+	The AlphaCentric LifeSci Healthcare Fund Class A, Class C and Class I commenced operations on November 29, 2019.

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	93.8%
Short-term Investments	6.2%
Liabilities in Excess of Other Assets	(0.0	)% *
	100.0%

*	- Greater than (0.05)%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

March 31, 2024

Dear AlphaCentric Strategic Income Fund (“the Fund”) Investor:

The Fund’s performance for the year ended March 31, 2024, was 18.00% (for the Class I Shares) versus 10.36% for the S&P U.S. REIT Index and 1.39% for the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The Fund also outperformed most other funds in Morningstar’s Real Estate Fund category for the same period.

Typical real estate funds continue to take predominantly equity type risk in commercial real estate by virtue of their extensive holdings of common shares in equity REITs. On the contrary, typical mortgage bond funds are hamstrung by their inability to take advantage of tangential opportunities in the equity market. We believe the Fund’s flexibility to invest “across the capital structure” differentiates it from most funds in the space and enables it to construct a portfolio capable of producing attractive risk-adjusted returns.

As financial pundits look back at 2023 and summarize economic and market developments, there is one common theme – surprise. While the twists and turns of markets throughout the year were somewhat unpredictable, by the end of the year, investors were generally rewarded for taking risk and resisting the allure of 5% money market rates. While depleted asset values at poorly hedged banks were unsurprising to us given our involvement in the mortgage bond market, the prospect of financial market contagion and a potential credit crunch became a significant risk in 2023. As we discussed at the time, tightening financial conditions stemming from the bank turmoil also ironically had the potential to be the knockout punch in the fight against inflation. While inflation wasn’t knocked out in 2023, as the year progressed upward, consumer price pressure increasingly appeared to be “on the ropes.” However, the market rebound in the middle of the year proved to be short-lived as rates sold off sharply in the August-October period. Inflation and jobs numbers moderated again in November and market sentiment sharply shifted in the context of a more highly probable “soft landing.” Although the “Magnificent 7” were responsible for almost half of the U.S. equity market gains by the end of the year, the rally in 4Q2023 put most parts of the market into positive territory for 2023.

The main theme of the Fund continued to play off the strength in the U.S. residential housing market. The Fund continued to be overweight in subsectors tied to residential mortgage credit – ranging from residential mortgage REITs to RMBS bonds. We believe when there is discernable fundamental strength in one part of the market, investors are apt to invest lower down in the capital structure to find the best risk/reward. Despite a historic rise in interest rates in 2022, as we anticipated, housing data remained relatively resilient throughout 2023. Low housing supply and ample mortgage borrower equity continued to be the drivers of strength in the housing market and correspondingly low residential mortgage defaults.

The rally across risk assets at the end of 2023 spilled over into 1Q2024 as many equities continued to march higher. Once a pipe dream, the “soft landing” scenario became the base case for many market participants. However, “animal spirits” were less present in real estate-related equities in 1Q2024 as REIT indices underperformed the broader market. This underperformance was mainly a result of the markets’ recognition that stubbornly high interest rates will likely continue to be a headwind for commercial property valuations. Most regional bank stocks, unsurprisingly to us, and an area of the market where the Fund has no exposure, also posted losses for 1Q2024 as commercial real estate woes, depleted asset prices, and deposit flight risk remain unresolved issues.

Yields across our target markets remain elevated and support the Fund’s managed monthly distribution of nine cents per share. This is the equivalent of an annualized yield of 6.58% based on the March 31, 2024 NAV.

In our opinion, the recent underperformance of residential mortgage equities and some parts of the structured credit market has presented an attractive opportunity. Looking ahead to the remainder of 2024, we believe many mortgage-related equities which are trading at unusually large discounts to book value are poised to generate attractive total returns. We also see deep value opportunities in certain parts of the structured (RMBS and CMBS) and corporate credit markets.

We believe the Fund is we are well-positioned for 2024 as it is focused on deep value opportunities in fundamentally sound parts of the real estate market. As fundamentals and market pricing evolve, we will aim to make use of the Fund’s flexibility and take advantage of dislocations in different parts of the real estate/mortgage markets.

We thank you for your investment and remind you that we are also investors in the Fund. Have a happy and healthy 2024!

Sincerely,

David Gregory

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 844-ACFUNDS (844-223-8637). Please read the prospectus carefully before investing.

The Fund’s returns for the fiscal year ended 3/31/24 and for the period since inception through 3/31/24, as compared to the Benchmark Index, were as follows:

	Fiscal Year Ended
	3/31/2024	Since Inception*
Class I	18.00	11.39

S&P US REIT Index[1]	10.36	7.29

Bloomberg U.S. Mortgage Backed Securities Index USD[2]	1.39	1.27

Class A	17.77	1.84

Class A w/ Sales Charge	12.18	0.12

Class C	16.88	1.08

S&P US REIT Index[1]	10.36	1.21

Bloomberg U.S. Mortgage Backed Securities Index USD[2]	1.39	-3.12

Class I 30-Day SEC Yield – Subsidized	6.22%

Class I 30-Day SEC Yield – Un-Subsidized	5.44%

*	Inception (annualized): 8/1/2011 (I Share) | 5/28/2021 (A & C Shares)

Performance before May 28, 2021 is for the Fund’s Predecessor Fund (Strategos Deep Value Fund LP). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception to May 28, 2021, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the Predecessor Fund is not an indicator of future results.

The 30-Day SEC Yield represents net investment income earned by the Fund over the 30-day period ending 3/31/2024, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized SEC 30-Day Yield reflects fee waivers and/or expense reimbursements during the period.

[1]	The Bloomberg U.S. Mortgage Backed Securities Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Investors cannot invest directly in an index.

[2]	The S&P U.S. States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States. Investors cannot invest directly in an index.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-844-ACFUNDS (844-223-8637). You can also obtain a prospectus at www.AlphaCentricFunds.com. 3354-NLD-05/06/2024

AlphaCentric Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2024

The Fund’s performance figures* for the periods ended March 31, 2024, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized	Annualized
	One Year	Three Years	Five Years	Ten Years	Since Inception+	Since Inception++
Class A (SIIAX)	17.77%	—	—	—	1.84%	—
Class A (SIIAX) with 4.75% load	12.18%	—	—	—	0.12%	—
Class C (SIICX)	16.88%	—	—	—	1.08%	—
Class I (SIIIX) +++	18.00%	2.76%	13.41%	10.46%	—	11.39%
Bloomberg U.S. MBS Total Return Index **	1.39%	(2.84)%	(0.39)%	1.12%	(3.12)%	1.27%
S&P U.S. REIT Index Total Return ***	10.36%	4.10%	4.04%	6.45%	1.21%	7.29%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A is subject to a maximum applicable sales charge of 4.75% and a maximum deferred sales charge of 1.00% on investments at or above the $1 million breakpoint (where you do not pay a sales charge) on shares redeemed within 18 months of purchase. Total returns are calculated using the net asset value (“NAV”) on March 28, 2024. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2024, to ensure that the net annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) will not exceed 1.74%, 2.49% and 1.49% for the Fund’s Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment. Without these waivers, the Fund’s estimated total annual operating expenses as shown in the August 1, 2023 prospectus for the Fund’s initial fiscal period are 2.38%, 3.13% and 2.13% for the Fund’s Class A, Class C and Class I shares, respectively. After fee waivers, the Fund’s total annual operating expenses shown in the August 1, 2023 prospectus for the Fund’s initial fiscal period are 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C and Class I shares, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For more current information on the Fund’s expense ratio, please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-844-223-8637.

**	The Bloomberg U.S. MBS Total Return Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Investors cannot invest directly in an index.

***	The S&P U.S. REIT Index Total Return defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.. Investors cannot invest directly in an index or benchmark.

+	The AlphaCentric Strategic Income Fund Class A and Class C commenced operations on May 28, 2021.

++	The AlphaCentric Strategic Income Fund Class I commenced operations on April 1, 2011.

+++	The Fund acquired all of the assets and liabilities of Strategos Deep Value Fund LP (the “Predecessor Fund”) in a tax-free reorganization on May 28, 2021. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Fund’s investment objectives, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies, restrictions, and guidelines. The Fund’s sub-advisor is Goshen Rock Capital, LLC (“GRC”). GRC is an SEC registered investment advisor founded in 2021. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-844-ACFUNDS (844-223-8637) or visiting the Fund’s website at www.AlphaCentricFunds.com

Comparison of the Change in value of a $10,000 investment

Holdings by Security Type	% of Net Assets
Common Stocks	41.4%
Preferred Stocks	14.5%
Asset Backed Securities	12.4%
Convertible Bonds	12.2%
Short-Term Investment	9.2%
Corporate Bonds	4.2%
U.S. Government & Agencies	2.5%
Collateralized Mortgage Obligations	2.1%
Exchange-Traded Fund	0.8%
Other Assets in Excess of Liabilities	0.7%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 105.1%
14,189,000	ABFC 2007-NC1 Trust Series 2007-NC1 M1(a),(b)	TSFR1M + 1.114%	0.1880	05/25/37	$9,355,166
1,401,326	ABFS Mortgage Loan Trust 2003-2 Series 2003-2 B(a),(c)		6.1830	04/25/34	669,288
678,000	ACE Securities Corp Home Equity Loan Trust Series 2004-SD1 M4(b)	TSFR1M + 4.239%	4.3750	11/25/33	653,980
79,701	ACE Securities Corp Home Equity Loan Trust Series 2004-FM2 M3(b)	TSFR1M + 2.139%	3.6910	06/25/34	64,671
339,176	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2 M4(b)	TSFR1M + 1.434%	3.4720	01/25/35	314,545
4,459,090	ACE Securities Corp Home Equity Loan Trust Series 2005-HE2 M7(b)	TSFR1M + 1.959%	0.7390	04/25/35	2,933,630
4,812,091	ACE Securities Corp Home Equity Loan Trust Series 2006-ASP4 M1(b)	TSFR1M + 0.549%	3.0080	08/25/36	4,324,534
5,786,266	Adjustable Rate Mortgage Trust 2005-2 Series 2005-2 6M3(b)	TSFR1M + 1.464%	6.7900	06/25/35	4,274,077
89,487	Adjustable Rate Mortgage Trust 2005-3 Series 2005-3 1A2(c)		4.9320	07/25/35	84,734
1,269,009	Alternative Loan Trust 2006-OA22 Series 2006-OA22 A3(b)	TSFR1M + 0.594%	4.6320	02/25/47	1,095,936
4,963,302	American Home Mortgage Investment Trust 2006-1 Series 2006-1 1A2(b)	TSFR1M + 0.494%	5.4280	03/25/46	4,277,836
1,037,239	Ameriquest Mort Sec Inc Ass Bk Pas Thr Certs Ser Series 2002-2 M4(b)	TSFR1M + 3.414%	1.8390	08/25/32	920,072
3,488,649	Ameriquest Mortgage Securities Asset-Backed Series 2005-R5 M7(b)	TSFR1M + 1.944%	4.4400	07/25/35	3,377,608
1,291,665	Ameriquest Mortgage Securities Asset-Backed Series 2005-R10 M7(b)	TSFR1M + 2.289%	4.1200	01/25/36	1,153,059
2,788	Amresco Residential Securities Corp Mort Loan Series 1999-1 M2(b)	TSFR1M + 1.464%	7.2900	11/25/29	2,517
2,435,160	Banc of America Mortgage 2004-K Trust Series 2004-K B1(c)		5.3100	12/25/34	1,884,393
373,100	Bear Stearns ALT-A Trust Series 2004-7 1A1(c)		2.6250	10/25/34	253,487
1,290,235	Bear Stearns ALT-A Trust 2004-11 Series 2004-11 1M2(b)	TSFR1M + 1.689%	4.9450	11/25/34	1,194,442
22,423	Bear Stearns ARM Trust 2003-8 Series 2003-8 1A2(c)		6.3180	01/25/34	20,531
1,753,121	Bear Stearns Asset Backed Securities I Trust Series 2007-HE7 M2(b)	TSFR1M + 1.864%	4.5800	10/25/37	1,563,981
45,368,500	Carrington Mortgage Loan Trust Series 2006-FRE1 Series 2006-FRE1 M1(b)	TSFR1M + 0.414%	3.5970	07/25/36	34,088,472
8,790,607	Carrington Mortgage Loan Trust Series 2006-NC4 Series 2006-NC4 M1(b)	TSFR1M + 0.414%	5.7400	10/25/36	4,982,450
8,852,459	Carrington Mortgage Loan Trust Series 2006-RFC1 Series 2006-RFC1 M2(b)	TSFR1M + 0.549%	3.8260	05/25/36	7,615,123
13,774,911	Carrington Mortgage Loan Trust Series 2007-RFC1 Series 2007-RFC1 M1(b)	TSFR1M + 0.374%	5.7000	12/25/36	11,085,469
58,269	Centex Home Equity Loan Trust 2004-B Series 2004-B M7(b)	TSFR1M + 2.439%	5.7190	03/25/34	2,743
159,734	CHL Mortgage Pass-Through Trust 2004-6 Series 2004-6 M(c)		11.2520	05/25/34	162,909
14,454,834	CIT Mortgage Loan Trust 2007-1 Series 2007-1 2M3(a),(b)	TSFR1M + 1.864%	4.7910	10/25/37	10,072,940
42,560,754	CIT Mortgage Loan Trust 2007-1 Series 2007-1 1M3(a),(b)	TSFR1M + 1.864%	5.2030	10/25/37	30,892,052
4,849,862	Citigroup Mortgage Loan Trust 2006-WMC1 Series 2006-WMC1 M2(b)	TSFR1M + 0.729%	2.6690	12/25/35	3,213,217

See accompanying notes to financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 105.1% (Continued)
10,805,790	Citigroup Mortgage Loan Trust 2007-AHL1 Series 2007-AHL1 M2(b)	TSFR1M + 0.519%	2.3610	12/25/36	$10,650,757
606,844	Citigroup Mortgage Loan Trust, Inc. Series 2005-OPT1 M8(b)	TSFR1M + 2.049%	3.8562	02/25/35	489,501
133,646	Countrywide Asset-Backed Certificates Series 2003-SD2 B1(a),(b)	TSFR1M + 5.739%	4.9240	10/25/32	161,945
2,489,511	Countrywide Asset-Backed Certificates Series 2004-11 M6(b)	TSFR1M + 2.739%	2.7540	11/25/34	1,384,848
2,672,847	Countrywide Asset-Backed Certificates Series 2006-2 M3(b)	TSFR1M + 0.774%	4.4240	06/25/36	2,555,014
3,683,313	Countrywide Asset-Backed Certificates Series 2007-BC2 M1(b)	TSFR1M + 0.454%	4.5400	06/25/37	2,072,690
4,128,129	Countrywide Asset-Backed Certificates Series 2007-2 M1(b)	TSFR1M + 0.334%	3.8900	08/25/37	3,401,121
1,346,837	Credit Suisse First Boston Mortgage Securities Series 2001-HE22 M1(b)	TSFR1M + 1.614%	6.3522	02/25/32	2,161,532
1,238,572	Credit Suisse First Boston Mortgage Securities Series 2004-FRE1 B4(b)	TSFR1M + 3.964%	9.2220	04/25/34	772,064
1,672,937	Credit-Based Asset Servicing and Securitization, Series 2003-RP1 M2(a),(b)	TSFR1M + 4.614%	0.1449	03/25/33	1,208,380
3,629,519	Credit-Based Asset Servicing and Securitization, Series 2007-SP2 M7(a),(d)		3.9500	03/25/46	1,130,997
1,397,836	Delta Funding Home Equity Loan Trust 1997-3 Series 1997-3 B1F		2.7520	10/25/28	1,331,208
1,188,267	Delta Funding Home Equity Loan Trust 1998-1 Series 1998-1 M1F(b)	TSFR1M + 0.939%	3.3430	05/25/30	1,027,233
907,375	Delta Funding Home Equity Loan Trust 1999-1 Series 1999-1 B(c)		4.4520	03/15/28	788,289
1,720,412	Delta Funding Home Equity Loan Trust 1999-2 Series 1999-2 M1		2.9240	08/15/30	1,357,136
5,665,499	EMC Mortgage Loan Trust 2005-B Series 2005-B M2(a),(b)	TSFR1M + 2.364%	6.0800	04/25/42	5,406,472
1,724,282	Finance America Mortgage Loan Trust 2004-3 Series 2004-3 M5(b)	TSFR1M + 1.764%	3.4418	11/25/34	1,294,866
2,068,002	First Franklin Mortgage Loan Trust 2003-FF4 Series 2003-FF4 M2(b)	TSFR1M + 2.590%	7.9100	10/25/33	1,773,897
3,934,331	First Franklin Mortgage Loan Trust 2005-FF5 Series 2005-FF5 M5(b)	TSFR1M + 1.314%	3.6190	05/25/35	3,312,045
2,960,758	First Franklin Mortgage Loan Trust 2006-FF7 Series 2006-FF7 M1(b)	TSFR1M + 0.489%	5.8100	05/25/36	2,263,400
7,865,477	First Franklin Mortgage Loan Trust 2006-FF9 Series 2006-FF9 M1(b)	TSFR1M + 0.489%	5.2750	06/25/36	6,373,196
1,436,727	First Franklin Mortgage Loan Trust2006-FF3 Series 2006-FF3 M2(b)	TSFR1M + 0.699%	3.9140	02/25/36	1,183,237
1,975,222	Fremont Home Loan Trust 2004-3 Series 2004-3 M5(b)	TSFR1M + 1.989%	7.3100	11/25/34	1,348,158
2,045,674	GSAA Home Equity Trust 2005-4 Series 2005-4 B1(b)	TSFR1M + 1.839%	2.5800	03/25/35	1,595,668
7,366	GSR Mortgage Loan Trust 2005-7F Series 2005-7F 3A1(b)	TSFR1M + 0.614%	5.9350	09/25/35	7,214
971,577	GSRPM Mortgage Loan Trust Series 2004-1 Series 2004-1 B2(a),(b)	TSFR1M + 5.364%	3.6930	09/25/42	897,634
1,197,775	HarborView Mortgage Loan Trust 2006-12 Series 2006-12 2A2B(b)	TSFR1M + 0.614%	3.5530	01/19/38	1,770,343
2,276,918	Home Equity Asset Trust 2005-6 Series 2005-6 M6(b)	TSFR1M + 1.179%	3.8100	12/25/35	2,923,844
137,218	Impac CMB Trust Series 2004-10 Series 2004-10 3M1(b)	TSFR1M + 0.969%	5.8710	03/25/35	127,568
19,100	IndyMac INDX Mortgage Loan Trust 2004-AR6 Series 2004-AR6 6A2(c)		5.2930	10/25/34	17,504
1,009,772	IXIS Real Estate Capital Trust 2005-HE2 Series 2005-HE2 M6(b)	TSFR1M + 1.149%	6.4700	09/25/35	1,168,551
11,158,493	Long Beach Mortgage Loan Trust 2005-3 Series 2005-3 M1(b)	TSFR1M + 0.819%	1.2732	08/25/45	9,181,652
300,857	MAFI II Remic Trust 1998-A Series 1998-AX B2		6.0000	02/20/27	265,128

See accompanying notes to financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 105.1% (Continued)
335,913	MASTR Alternative Loan Trust 2002-2 Series 2002-2 B3(c)		7.1600	10/25/32	$3
1,497,751	Mastr Asset Backed Securities Trust 2004-HE1 Series 2004-HE1 M10(b)	TSFR1M + 5.364%	10.1400	09/25/34	1,246,761
4,741,554	Mastr Asset Backed Securities Trust 2007-HE1 Series 2007-HE1 M1(b)	TSFR1M + 0.414%	0.2680	05/25/37	3,831,107
1,462,000	Mastr Specialized Loan Trust Series 2005-3 M2(a),(b)	TSFR1M + 1.989%	3.6361	11/25/35	947,164
6,357,309	Mastr Specialized Loan Trust Series 2006-1 M2(a),(b)	TSFR1M + 2.514%	3.4310	01/25/36	4,142,158
1,228,134	Meritage Mortgage Loan Trust 2004-2 Series 2004-2 M4(b)	TSFR1M + 1.839%	4.3940	01/25/35	1,022,582
17,459	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A1 2A(b)	TSFR12M + 2.340%	6.5500	12/25/32	16,574
51,359	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2 2A2(b)	TSFR6M + 1.928%	5.9750	02/25/33	48,229
203,740	Merrill Lynch Mortgage Investors Trust Series MLCC Series 2005-A B2(b)	TSFR1M + 1.119%	6.4400	03/25/30	144,464
3,091,519	Merrill Lynch Mortgage Investors Trust Series MLCC Series 2006-1 M1(c)		5.2680	02/25/36	2,245,172
313,695	Morgan Stanley A.B.S Capital I Inc Trust 2004-WMC3 Series 2004-WMC3 M6(b)	TSFR1M + 1.764%	4.0700	01/25/35	379,270
6,067,036	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC5 Series 2005-WMC5 B1(b)	TSFR1M + 1.914%	0.2414	06/25/35	4,477,791
4,502,362	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE6 Series 2007-HE6 M1(b)	TSFR1M + 0.374%	5.7000	05/25/37	6,488,355
39,187	Morgan Stanley Mortgage Loan Trust 2004-7AR Series 2004-7AR 2A7(c)		5.7890	09/25/34	38,233
6,790,533	Nationstar Home Equity Loan Trust 2007-B Series 2007-B M2(b)	TSFR1M + 0.584%	4.5680	04/25/37	7,829,002
332,437	New Century Home Equity Loan Trust Series 2004-A M2(c)		2.9845	08/25/34	332,808
3,710,846	New Century Home Equity Loan Trust 2006-2 Series 2006-2 M1(b)	TSFR1M + 0.579%	4.9000	08/25/36	2,799,058
11,684,000	New Residential Mortgage Loan Trust 2019-RPL3 Series RPL3 B1(a),(c)		4.0060	07/25/59	9,936,273
16,451	Nomura Asset Acceptance Corp Alternative Loan Series 2003-A1 A5		7.0000	04/25/33	16,452
4,360	Nomura Asset Acceptance Corp Alternative Loan Series 2003-A1 A2		6.0000	05/25/33	4,255
3,126,335	NovaStar Mortgage Funding Trust Series 2003-1 Series 2003-1 M2(b)	TSFR1M + 3.114%	4.0300	05/25/33	2,577,025
2,963,818	Option One Mortgage Loan Trust 2005-5 Series 2005-5 M4(b)	TSFR1M + 0.984%	3.5630	12/25/35	2,554,984
14,911,279	Option One Mortgage Loan Trust 2007-CP1 Series 2007-CP1 M1(b)	TSFR1M + 0.414%	5.7400	03/25/37	13,236,014
3,575,428	Park Place Securities Inc Asset-Backed Series 2004-WHQ2 M7(b)	TSFR1M + 2.739%	3.9450	02/25/35	2,332,270
3,769,072	Park Place Securities Inc Asset-Backed Series 2005-WHQ3 M7(b)	TSFR1M + 1.914%	3.2330	06/25/35	3,015,858
4,220,998	RAAC Series 2006-RP2 Trust Series 2006-RP2 M2(a),(b)	TSFR1M + 1.635%	6.6940	02/25/37	3,497,541
12,973,800	RAAC Series 2007-SP3 Trust Series 2007-SP3 M1(b)	TSFR1M + 2.364%	7.1730	09/25/47	8,458,836
1,811,398	RASC Series 2005-EMX1 Trust Series 2005-EMX1 B(a),(b)	TSFR1M + 4.614%	5.6020	03/25/35	1,346,635
1,408,255	RASC Series 2005-KS2 Trust Series 2005-KS2 M3(b)	TSFR1M + 0.884%	5.2000	03/25/35	1,222,652
2,985,889	RASC Series 2006-EMX1 Trust Series 2006-EMX1 M3(b)	TSFR1M + 0.584%	5.4389	01/25/36	2,135,028

See accompanying notes to financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES — 105.1% (Continued)
1,714,212	Renaissance Home Equity Loan Trust 2002-1 Series 2002-1 M2(b)	TSFR1M + 3.039%	4.8730	06/25/32	$1,316,307
1,229,306	Renaissance Home Equity Loan Trust 2002-2 Series 2002-2 M2(b)	TSFR1M + 2.364%	3.1450	08/25/32	1,028,037
383,018	Renaissance Home Equity Loan Trust 2003-2 Series 2003-2 M2F(d)		4.0110	08/25/33	320,224
7,918,513	Renaissance Home Equity Loan Trust 2005-1 Series 2005-1 M2(d)		5.9050	05/25/35	1,053,445
6,367,529	Renaissance Home Equity Loan Trust 2005-2 Series 2005-2 M2(d)		5.6010	08/25/35	1,533,132
150,578	SASCO Mortgage Loan Trust 2003-GEL1 Series 2003-GEL1 M3(b)	TSFR1M + 4.614%	4.4080	10/25/33	138,678
11,209,621	Saxon Asset Securities Trust 2006-2 Series 2006-2 M3(b)	TSFR1M + 0.594%	1.2770	09/25/36	8,641,297
4,768,938	Saxon Asset Securities Trust 2007-3 Series 2007-3 1M2(b)	TSFR1M + 1.014%	3.4430	09/25/47	4,768,932
35,155,573	Seasoned Credit Risk Transfer Trust Series 2018-3 Series 3 BX(c)		0.7970	08/25/57	12,443,662
7,677,182	Sequoia Mortgage Trust 2004-10 Series 2004-10 XA(c)		0.0001	11/20/34	77
847,891	Sequoia Mortgage Trust 2004-10 Series 2004-10 B1(b)	TSFR1M + 0.864%	5.5520	11/20/34	569,029
476,498	Soundview Home Loan Trust 2005-A Series 2005-A M6(b)	TSFR1M + 1.464%	5.3820	04/25/35	478,777
5,321,456	Soundview Home Loan Trust 2005-OPT1 Series 2005-OPT1 M5(b)	TSFR1M + 1.164%	3.7560	06/25/35	3,650,188
9,005,546	Soundview Home Loan Trust 2006-OPT2(b)	TSFR1M + 0.565%	3.1980	05/25/36	7,257,502
2,776,596	Structured Asset Investment Loan Trust 2004-10 Series 2004-10 M7(b)	TSFR1M + 3.864%	3.8190	11/25/34	2,877,489
2,208,315	Structured Asset Investment Loan Trust 2005-HE3 Series 2005-HE3 M3(b)	TSFR1M + 0.909%	3.5900	09/25/35	1,474,330
96,003	Structured Asset Mortgage Investments II Trust Series 2004-AR5 1A2(c)		4.0840	10/19/34	81,464
719,795	Structured Asset Mortgage Investments Trust Series 2002-AR4 A2(b)	TSFR1M + 0.939%	6.2600	02/19/33	564,945
211,232	Thornburg Mortgage Securities Trust 2004-2 Series 2004-2 B2(b)	TSFR1M + 1.114%	4.9540	06/25/44	162,540
16,964,000	Towd Point Mortgage Trust 2019-4(a),(c)		4.1630	10/25/59	12,703,874
757,000	Truman Capital Mortgage Loan Trust Series 2005-1 M3(a),(b)	TSFR1M + 5.364%	4.2910	03/25/37	668,868
421,026	WaMu Mortgage Pass-Through Certificates Series 2003-AR10 B2(c)		5.8729	10/25/33	306,287
104,292	WaMu Mortgage Pass-Through Certificates Series 2002-AR17 2B1(b)	COF 11 + 1.250%	4.6000	11/25/42	93,289
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $291,781,817)				360,391,881

See accompanying notes to financial statements.

ALPHACENTRIC INCOME OPPORTUNITIES FUND (IOFAX, IOFCX, IOFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.0%(e)
	MONEY MARKET FUND - 0.0% (e)
757	First American Treasury Obligations Fund, Class X, 5.22%(f) (Cost $757)	$757

	TOTAL INVESTMENTS - 105.1% (Cost $291,782,574)	$360,392,638
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.1)%	(17,376,625)
	NET ASSETS - 100.0%	$343,016,013

REMIC	- Real Estate Mortgage Investment Conduit

COF 11	- Cost of Funds for the 11th District of San Francisco

TSFR1M	- Term Secured Overnight Financing Rate (SOFR) 1 month

TSFR6M	- Term Secured Overnight Financing Rate (SOFR) 6 month

TSFR12M	- Term Secured Overnight Financing Rate (SOFR) 12 month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024 the total market value of 144A securities is $93,037,387 or 27.2% of net assets.

(b)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Variable rate security; the rate shown represents the rate on March 31, 2024.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at March 31, 2024.

(e)	Percentage rounds to less than 0.1%.

(f)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS
March 31, 2024

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 33.1%
	U.S. TREASURY BILLS — 19.8%
5,000,000	United States Treasury Bill(a)	0.0000	04/18/24	$4,987,584
10,000,000	United States Treasury Bill(a)	0.0000	11/29/24	9,672,929
				14,660,513
	U.S. TREASURY NOTES — 13.3%
5,000,000	United States Treasury Note	0.3750	04/15/24	4,990,485
2,500,000	United States Treasury Note	0.3750	09/15/24	2,445,709
2,500,000	United States Treasury Note	2.8750	06/15/25	2,440,088
				9,876,282
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $24,561,501)			24,536,795

Shares
	SHORT-TERM INVESTMENTS — 24.1%
	MONEY MARKET FUNDS - 24.1%
4,176,179	Fidelity Government Portfolio, Class I, 5.21%(b)(i)			4,176,179
13,684,381	First American Treasury Obligations Fund, Class X, 5.22%(b)			13,684,381
	TOTAL SHORT TERM INVESTMENTS (Cost $17,860,560)			17,860,560

Contracts(c)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	INDEX OPTIONS PURCHASED - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
500	Chicago Board Options Exchange VIX(h)	IB	04/17/2024	$17	$850,000	$18,749
600	Chicago Board Options Exchange VIX(h)	IB	04/17/2024	18	1,080,000	18,300
1	Chicago Board Options Exchange VIX(h)	IB	04/17/2024	20	2,000	22
1	Chicago Board Options Exchange VIX(h)	IB	05/22/2024	17	1,700	118
1	Chicago Board Options Exchange VIX(h)	IB	05/22/2024	18	1,800	102
1	Chicago Board Options Exchange VIX(h)	IB	05/22/2024	19	1,900	89
	TOTAL CALL OPTIONS PURCHASED (Cost - $105,923)					37,380

	TOTAL INDEX OPTIONS PURCHASED (Cost - $105,923)					37,380

See accompanying notes to financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Contracts(d)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 1.1%
	CALL OPTIONS PURCHASED - 1.1%
15	Emini SP M Week Option	SXM	04/01/2024	$5,320	$3,990,000	$5,363
75	S&P Emini 3rd Week	SXM	04/19/2024	5,350	20,062,500	125,625
150	S&P Emini 3rd Week	SXM	05/17/2024	5,425	40,687,500	286,874
75	S&P500 Emini Option	SXM	04/30/2024	5,400	20,250,000	104,063
75	S&P500 Emini Option	SXM	06/21/2024	5,600	21,000,000	80,625
150	S&P500 Emini Option	SXM	05/31/2024	5,475	41,062,500	260,625
	TOTAL CALL OPTIONS PURCHASED (Cost - $773,838)					863,175

	PUT OPTIONS PURCHASED - 0.0%(e)
15	Emini SP M Week Option	SXM	04/01/2024	$5,300	$3,975,000	$6,675

	TOTAL PUT OPTIONS PURCHASED (Cost - $5,400)

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $779,238)					869,850

	TOTAL INVESTMENTS - 58.4% (Cost $43,307,222)					$43,304,585
	CALL OPTIONS WRITTEN - (0.9)% (Proceeds- $721,898)					(691,800)

	PUT OPTIONS WRITTEN – (0.0)%(f) (Proceeds - $30,832)					(22,580)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 42.5%					31,577,367
	NET ASSETS - 100.0%					$74,167,572

Contracts(c)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN INDEX OPTIONS – (0.0)% (f)
	CALL OPTIONS WRITTEN – (0.0)%(f)
1	Chicago Board Options Exchange VIX(h)	IB	04/17/2024	$19	$1,900	$25

	TOTAL CALL OPTIONS WRITTEN (Proceeds - $80)

	TOTAL INDEX OPTIONS WRITTEN (Proceeds - $80)					$25

Contracts(d)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.9)%
	CALL OPTIONS WRITTEN - (0.9)%
30	Emini SP M Week Option	SXM	04/01/2024	$5,340	$8,010,000	$2,850

See accompanying notes to financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Contracts(d) (continued)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.9)%
	CALL OPTIONS WRITTEN - (0.9)% (Continued)
150	Emini SP M Week Option	SXM	04/01/2024	$5,395	$40,462,500	$375
150	Emini SP M Week Option	SXM	04/01/2024	5,425	40,687,500	375
150	Emini SP M Week Option	SXM	04/03/2024	5,405	40,537,500	1,875
250	S&P Emini 1st Week	SXM	04/05/2024	5,445	68,062,500	5,000
155	S&P Emini 3rd Week	SXM	04/19/2024	5,450	42,237,500	60,450
310	S&P Emini 3rd Week	SXM	05/17/2024	5,525	85,637,500	244,125
50	S&P EMINI Thurs Week	SXM	04/04/2024	5,415	13,537,500	875
50	S&P EMINI Tues Week	SXM	04/02/2024	5,375	13,437,500	1,375
155	S&P500 Emini Option	SXM	04/30/2024	5,500	42,625,000	61,225
150	S&P500 Emini Option	SXM	06/21/2024	5,700	42,750,000	76,875
310	S&P500 Emini Option	SXM	05/31/2024	5,575	86,412,500	236,375
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $721,818)					691,775

	PUT OPTIONS WRITTEN – (0.0)%(f)
150	Emini SP M Week Option	SXM	04/01/2024	$4,875	$36,562,500	$750
150	Emini SP M Week Option	SXM	04/01/2024	5,085	38,137,500	1,500
30	Emini SP M Week Option	SXM	04/01/2024	5,280	7,920,000	5,550
50	Emini SP W Week	SXM	04/03/2024	5,050	12,625,000	1,000
150	Emini SP W Week	SXM	04/03/2024	5,125	38,437,500	4,125
251	S&P Emini 1st Week	SXM	04/05/2024	4,975	62,436,250	7,530
50	S&P EMINI Thurs Week	SXM	04/04/2024	5,075	12,687,500	1,500
50	S&P EMINI Tues Week	SXM	04/02/2024	5,000	12,500,000	625
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $30,832)					22,580

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $752,650)					$714,355

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(g)	Appreciation
4	CME E-Mini NASDAQ 100 Index Future	06/21/2024	$1,478,000	$29,360
19	CME E-Mini Russell 2000 Index Futures	06/21/2024	2,038,605	79,420
135	CME E-Mini Standard & Poor’s 500 Index Future	06/21/2024	35,832,376	435,750
	TOTAL OPEN LONG FUTURES CONTRACTS			$544,530

See accompanying notes to financial statements.

ALPHACENTRIC PREMIUM OPPORTUNITY FUND (HMXAX, HMXCX, HMXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

OPEN FUTURES CONTRACTS
Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(g)	Appreciation
171	CBOE Volatility Index Future	04/17/2024	$2,457,048	$25,552
1	CBOE Volatility Index Future	05/22/2024	15,419	132
	TOTAL OPEN SHORT FUTURES CONTRACTS			$25,684

	TOTAL FUTURES CONTRACTS			$570,214

IB	Interactive Brokers

SXM	StoneX Financial Inc.

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Each contract is equivalent to one futures contract.

(e)	Percentage rounds to less than 0.1%.

(f)	Percentage rounds to greater than (0.1)%.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(h)	Illiquid security. Total illiquid securities represents 0.1% of net assets as of March 31, 2024.

(i)	All or a portion of this investment is segregated as collateral for option contracts and future contracts.

See accompanying notes to financial statements.

ALPHACENTRIC ROBOTICS AND AUTOMATION FUND (GNXAX, GNXCX, GNXIX)
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 98.7%
	AEROSPACE & DEFENSE - 8.1%
8,000	AeroVironment, Inc.(a)	$1,226,240
150,000	Intuitive Machines, Inc.(a),(b)	937,500
		2,163,740
	ELECTRICAL EQUIPMENT - 3.3%
25,000	Allient, Inc.	892,000

	MACHINERY - 48.8%
25,000	ATS Corporation(a)	841,320
15,000	Doosan Robotics, Inc.(a)	981,802
25,000	FANUC Corporation	696,880
22,000	GEA Group AG	930,076
4,000	Kardex Holding A.G.	1,122,150
2,500	Keyence Corporation	1,157,449
21,000	KION Group A.G.	1,105,049
500,000	Kraken Robotics, Inc.(a)	406,078
10,000	Krones A.G.	1,323,624
5,000	Rainbow Robotics(a)	687,150
5,000	Regal Rexnord Corporation(b)	900,500
350,000	Scott Technology Ltd.	585,564
20,000	Shibaura Machine Company Ltd.	481,541
25,000	Symbotic, Inc.(a),(b)	1,125,000
15,000	Yaskawa Electric Corporation	634,524
		12,978,707
	MEDICAL EQUIPMENT & DEVICES - 21.5%
350,000	Accuray, Inc.(a)	864,500
250,000	Asensus Surgical, Inc.(a),(b)	57,500
12,500	Globus Medical, Inc., Class A(a)	670,500
3,000	Intuitive Surgical, Inc.(a),(b)	1,197,270
100,000	Microbot Medical, Inc.(a)	123,000
25,000	PROCEPT BioRobotics Corporation(a),(b)	1,235,500
600,000	Stereotaxis, Inc.(a),(b)	1,566,000
		5,714,270

See accompanying notes to financial statements.

ALPHACENTRIC ROBOTICS AND AUTOMATION FUND (GNXAX, GNXCX, GNXIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	SEMICONDUCTORS - 3.8%
30,000	Infineon Technologies A.G.	$1,019,903

	SOFTWARE - 9.8%
200,000	SoundHound AI, Inc.(a),(b)	1,178,000
2,500	Synopsys, Inc.(a),(b)	1,428,750
		2,606,750
	TECHNOLOGY HARDWARE - 3.4%
100,000	Nano Dimension Ltd. - ADR(a),(b)	278,500
15,000	Nidec Corporation	616,689
		895,189

	TOTAL COMMON STOCKS (Cost $21,368,056)	26,270,559

	SHORT-TERM INVESTMENTS — 28.9%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL – 26.6%
7,079,739	Mount Vernon Liquid Assets Portfolio, 5.44%(c)(d)	7,079,739

	MONEY MARKET FUND – 2.3%
610,128	First American Treasury Obligations Fund, Class X, 5.22%(d)	610,128

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,689,867)	7,689,867

	TOTAL INVESTMENTS - 127.6% (Cost $29,057,923)	$33,960,426
	LIABILITIES IN EXCESS OF OTHER ASSETS - (27.6)%	(7,343,903)
	NET ASSETS - 100.0%	$26,616,523

ADR	- American Depositary Receipt

LTD	- Limited Company

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total value of the securities on loan was $6,659,624, which included loaned securities with a value of $22,931 that have been sold and are pending settlement as of March 31, 2024. The total value of securities on loan excluding these pending sales was $6,636,693 as of March 31, 2024.

(c)	Security was purchased with cash received as collateral for securities on loan at March 31, 2024. Total collateral had a value of $7,079,739 at March 31, 2024.

(d)	Rate disclosed is the seven day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 30.4%
	ADVERTISING & MARKETING - 0.1%
467	Trade Desk, Inc. (The), Class A(a)	$40,825

	APPAREL & TEXTILE PRODUCTS - 0.2%
2,035	Tapestry, Inc.	96,622

	ASSET MANAGEMENT - 0.3%
975	Apollo Global Management, Inc.	109,639

	AUTOMOTIVE - 1.0%
1,742	BorgWarner, Inc.	60,517
15,834	Ford Motor Company	210,275
2,534	General Motors Company	114,917
353	Phinia, Inc.	13,566
		399,275
	BANKING - 0.9%
46	First Citizens BancShares, Inc., Class A	75,210
969	JPMorgan Chase & Company	194,091
1,946	Wells Fargo & Company	112,790
		382,091
	BEVERAGES - 0.4%
3,010	Monster Beverage Corporation(a)	178,433

	BIOTECH & PHARMA - 0.1%
269	Sarepta Therapeutics, Inc.(a)	34,825

	CABLE & SATELLITE - 0.4%
242	Charter Communications, Inc., Class A(a)	70,332
2,130	Comcast Corporation, Class A	92,336
		162,668
	CHEMICALS - 0.2%
633	Celanese Corporation	108,787

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 30.4% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.5%
1,159	Republic Services, Inc.	$221,879

	E-COMMERCE DISCRETIONARY - 0.5%
4,337	Coupang, Inc.(a)	77,155
77	MercadoLibre, Inc.(a)	116,421
		193,576
	ELECTRICAL EQUIPMENT - 0.3%
1,393	Vertiv Holdings Company	113,766

	ENTERTAINMENT CONTENT - 0.1%
5,421	Warner Bros Discovery, Inc.(a)	47,325

	FOOD - 1.5%
672	Hershey Company (The)	130,704
1,196	JM Smucker Co./The	150,541
1,600	Lamb Weston Holdings, Inc.	170,448
2,335	Mondelez International, Inc., Class A	163,450
		615,143
	HEALTH CARE FACILITIES & SERVICES - 3.1%
4,546	Cardinal Health, Inc.	508,697
328	Cigna Group (The)	119,126
828	DaVita, Inc.(a)	114,305
654	HCA Healthcare, Inc.	218,129
297	Humana, Inc.	102,976
205	McKesson Corporation	110,054
882	Tenet Healthcare Corporation(a)	92,707
		1,265,994
	HOME CONSTRUCTION - 1.3%
757	Lennar Corporation, Class A	130,189
3,132	PulteGroup, Inc.	377,782
		507,971
	INDUSTRIAL SUPPORT SERVICES - 0.7%
425	United Rentals, Inc.	306,472

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 30.4% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
1,830	Bank of New York Mellon Corporation (The)	$105,445
1,049	Cboe Global Markets, Inc.	192,733
905	CME Group, Inc.	194,837
		493,015
	INSURANCE - 3.4%
2,995	Arch Capital Group Ltd.(a)	276,857
777	Arthur J Gallagher & Company	194,281
533	Assurant, Inc.	100,332
645	Everest Re Group Ltd.	256,388
2,331	Hartford Financial Services Group, Inc. (The)	240,210
4,013	Loews Corporation	314,177
		1,382,245
	INTERNET MEDIA & SERVICES - 0.6%
327	DoorDash, Inc., Class A(a)	45,034
2,649	Uber Technologies, Inc.(a)	203,947
		248,981
	LEISURE FACILITIES & SERVICES - 3.1%
8,856	Carnival Corporation(a)	144,707
3,254	DraftKings, Inc., Class A(a)	147,764
592	Hyatt Hotels Corporation, Class A	94,495
1,191	Las Vegas Sands Corporation	61,575
619	McDonald’s Corporation	174,527
5,231	MGM Resorts International(a)	246,956
7,310	Norwegian Cruise Line Holdings Ltd.(a)	152,998
1,299	Royal Caribbean Cruises Ltd.(a)	180,574
672	Wynn Resorts Ltd.	68,699
		1,272,295
	MEDICAL EQUIPMENT & DEVICES - 0.7%
3,337	Boston Scientific Corporation(a)	228,551
120	Shockwave Medical, Inc.(a)	39,076
		267,627
	METALS & MINING - 0.2%
11,022	Kinross Gold Corporation	67,565

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 30.4% (Continued)
	OIL & GAS PRODUCERS - 0.5%
2,240	EQT Corporation	$83,037
7,485	Permian Resources Corporation	132,185
		215,222
	OIL & GAS SERVICES & EQUIPMENT - 0.2%
3,311	TechnipFMC plc	83,139

	RETAIL - CONSUMER STAPLES - 0.6%
313	Costco Wholesale Corporation	229,313

	RETAIL - DISCRETIONARY - 1.1%
72	AutoZone, Inc.(a)	226,918
186	O’Reilly Automotive, Inc.(a)	209,972
		436,890
	SEMICONDUCTORS - 0.1%
68	NVIDIA Corporation	61,442

	SOFTWARE - 1.1%
1,000	Confluent, Inc., Class A(a)	30,520
271	Datadog, Inc., Class A(a)	33,496
514	Fortinet, Inc.(a)	35,111
60	HubSpot, Inc.(a)	37,594
93	MongoDB, Inc.(a)	33,354
349	Roper Technologies, Inc.	195,732
371	Snowflake, Inc.(a)	59,954
150	Zscaler, Inc.(a)	28,895
		454,656
	SPECIALTY FINANCE - 0.3%
2,541	Synchrony Financial	109,568

	TECHNOLOGY HARDWARE - 0.5%
363	Arista Networks, Inc.(a)	105,263
736	Jabil, Inc.	98,587
		203,850

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 30.4% (Continued)
	TECHNOLOGY SERVICES - 1.0%
980	Broadridge Financial Solutions, Inc.	$200,763
732	Visa, Inc., Class A	204,286
		405,049
	TRANSPORTATION & LOGISTICS - 2.3%
10,404	American Airlines Group, Inc.(a)	159,701
7,932	Delta Air Lines, Inc.	379,705
1,084	GXO Logistics, Inc.(a)	58,276
6,828	United Airlines Holdings, Inc.(a)	326,925
		924,607
	TRANSPORTATION EQUIPMENT - 1.3%
4,146	PACCAR, Inc.	513,648

	WHOLESALE - DISCRETIONARY - 0.6%
3,945	Copart, Inc.(a)	228,494

	TOTAL COMMON STOCKS (Cost $10,509,947)	12,382,897

	EXCHANGE-TRADED FUNDS — 34.9%
	EQUITY - 23.3%
3,085	Global X MSCI Greece ETF	123,431
2,740	Invesco Nasdaq 100 ETF	500,571
1,128	Invesco QQQ Trust Series 1	500,843
16,127	Invesco S&P 500 BuyWrite ETF	362,535
17,834	Invesco S&P 500 Pure Value ETF	1,577,238
15,954	iShares Mortgage Real Estate ETF	370,771
20,694	iShares MSCI Australia ETF	510,314
5,328	iShares MSCI Austria ETF	115,717
3,749	iShares MSCI Brazil ETF	121,543
2,736	iShares MSCI France ETF	113,298
3,590	iShares MSCI Germany ETF	113,983
2,419	iShares MSCI India ETF	124,796
3,951	iShares MSCI Indonesia ETF	89,016

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 34.9% (Continued)
	EQUITY - 23.3% (Continued)
3,087	iShares MSCI Italy ETF	$116,442
5,695	iShares MSCI Malaysia ETF	124,094
1,897	iShares MSCI Mexico ETF	131,481
2,304	iShares MSCI Netherlands ETF	114,002
3,521	iShares MSCI Peru and Global Exposure ETF	137,918
4,507	iShares MSCI Philippines ETF	124,528
5,309	iShares MSCI Poland ETF	125,239
1,930	iShares MSCI South Korea ETF	129,522
3,759	iShares MSCI Spain ETF	120,927
2,782	iShares MSCI Sweden ETF	111,169
2,350	iShares MSCI Switzerland ETF	111,860
2,671	iShares MSCI Taiwan ETF	130,024
3,301	iShares MSCI Turkey ETF	118,638
3,359	iShares MSCI United Kingdom ETF	114,911
8,671	iShares Russell 1000 Value ETF	1,553,063
8,747	JPMorgan BetaBuilders Japan ETF	512,137
10,316	SPDR S&P International Dividend ETF	362,607
4,430	Vanguard Global ex-U.S. Real Estate ETF	186,680
3,088	Vanguard High Dividend Yield ETF	373,617
2,083	Vanguard Real Estate ETF	180,138
		9,503,053
	FIXED INCOME - 11.6%
5,802	FlexShrs High Yield Value-Scored Bond Index Fund	238,520
16,875	Invesco Senior Loan ETF	356,906
5,605	iShares 0-5 Year High Yield Corporate Bond ETF	238,493
5,458	iShares 1-3 Year Treasury Bond ETF	446,356
3,242	iShares 3-7 Year Treasury Bond ETF	375,456
3,220	iShares 7-10 Year Treasury Bond ETF	304,805
8,953	iShares Fallen Angels USD Bond ETF	240,478
920	iShares iBoxx $ Investment Grade Corporate Bond ETF	100,206
9,669	iShares J.P. Morgan EM High Yield Bond ETF	362,201
4,036	iShares J.P. Morgan USD Emerging Markets Bond ETF	361,908
917	iShares National Muni Bond ETF	98,669
11,075	iShares Preferred and Income Securities ETF	356,947

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 34.9% (Continued)
	FIXED INCOME - 11.6% (Continued)
1,939	iShares Trust iShares 1-5 Year Investment Grade			$99,432
5,415	iShares US & International High Yield Corp Bond			239,072
1,912	Schwab US TIPS ETF			99,730
3,213	SPDR Blbg Investment Grade Floating Rate ETF			99,057
4,972	SPDR Bloomberg Convertible Securities ETF			363,155
2,511	SPDR Bloomberg High Yield Bond ETF			239,047
2,481	SPDR FTSE International Government			99,190
				4,719,628

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,641,305)			14,222,681

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 19.6%
	U.S. TREASURY BILLS — 19.6%
2,000,000	United States Treasury Bill(b)	4.8300	04/11/24	1,997,092
1,500,000	United States Treasury Bill(b)	5.1700	04/30/24	1,493,653
2,000,000	United States Treasury Bill(b)	5.2000	05/02/24	1,990,916
2,500,000	United States Treasury Bill(b)	5.2900	05/30/24	2,478,459
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $7,960,267)			7,960,120

Shares				Fair Value
	SHORT-TERM INVESTMENT — 13.1%
	MONEY MARKET FUND - 13.1%
5,338,437	First American Treasury Obligations Fund, Class X, 5.22%(c)(e) (Cost $5,338,437)			5,338,437

	TOTAL INVESTMENTS - 98.0% (Cost $37,449,956)			$39,904,135
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%			807,947
	NET ASSETS - 100.0%			$40,712,082

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
24	3 Month Euro Euribor Future	03/17/2025	$6,292,233	$5,886
24	3 Month Euro Euribor Future	06/16/2025	6,304,531	(15,152)
24	3 Month Euro Euribor Future	09/15/2025	6,313,269	13,129
23	3 Month Euro Euribor Future	03/16/2026	6,058,279	(311)
41	CME British Pound Currency Future	06/17/2024	3,235,669	(44,656)
1	CME E Mini Consumer Discretionary Select Sector	06/21/2024	188,080	2,480
2	CME E Mini Consumer Staples Select Sector Futures	06/21/2024	155,660	2,000
2	CME E Mini Energy Select Sector Futures	06/21/2024	200,080	9,970
1	CME E Mini Financial Select Sector Futures	06/21/2024	131,413	4,088
1	CME E Mini Health Care Select Sector Futures	06/21/2024	151,130	960
1	CME E Mini Industrial Select Sector Futures	06/21/2024	128,490	3,920
2	CME E Mini Materials Select Sector Futures	06/21/2024	199,260	5,520
1	CME E Mini Technology Select Sector Futures	06/21/2024	212,680	(2,710)
15	CME Live Cattle Future(e)	06/28/2024	1,081,500	(15,540)
8	CME Live Cattle Future(e)	08/30/2024	570,240	4,880
7	COMEX Copper Future(e)	07/29/2024	706,825	(3,150)
7	COMEX Gold 100 Troy Ounces Future(e)	06/26/2024	1,566,880	78,330
2	E-mini S&P Communication Services Select Sector(f)	06/21/2024	216,175	3,875
4	E-mini S&P Real Estate Select Sector Stock Index	06/21/2024	195,300	(1,050)
2	Eurex 10 Year Euro BUND Future	06/06/2024	287,767	11
37	Long Gilt Future	06/26/2024	4,666,970	33,530
35	Montreal Exchange 3 Month Canadian Bank Acceptance	09/17/2025	6,204,501	517
22	NYBOT CSC Number 11 World Sugar Future(e)	06/28/2024	545,776	(4,726)
18	NYMEX Light Sweet Crude Oil Future(e)	05/21/2024	1,483,560	99,070
7	NYMEX Light Sweet Crude Oil Future(e)	08/20/2024	560,630	39,240
13	NYMEX NY Harbor ULSD Futures(e)	05/31/2024	1,430,356	19,837
13	NYMEX Reformulated Gasoline Blendstock for Oxygen(e)	05/31/2024	1,467,921	89,548
5	NYMEX Reformulated Gasoline Blendstock for Oxygen(e)	08/30/2024	529,662	32,302
21	Three Month SONIA Index Futures	09/16/2025	6,364,962	15,903
21	Three Month SONIA Index Futures	12/16/2025	6,374,900	37,011
20	Three Month SONIA Index Futures	03/17/2026	6,078,591	563
20	Three Month SONIA Index Futures	06/16/2026	6,083,639	873
5	TSE Japanese 10 Year Bond Futures	06/13/2024	4,818,052	10,608
	TOTAL OPEN LONG FUTURES CONTRACTS			$426,756

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
63	CBOT Corn Future(e)	05/14/2024	$1,392,300	$(40,387)
24	CBOT Corn Future(e)	07/12/2024	545,400	(17,500)
24	CBOT Soybean Future(e)	05/14/2024	1,429,800	(32,075)
9	CBOT Soybean Future(e)	07/12/2024	542,363	(22,275)
47	CBOT Wheat Future(e)	05/14/2024	1,316,587	15,350
19	CBOT Wheat Future(e)	07/12/2024	546,963	(16,625)
40	CME Australian Dollar Currency Future	06/17/2024	2,613,200	44,322
39	CME Canadian Dollar Currency Future	06/18/2024	2,883,660	2,072

See accompanying notes to financial statements.

ALPHACENTRIC SYMMETRY STRATEGY FUND (SYMAX, SYMCX, SYMIX)
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	Value and Unrealized Appreciation (Depreciation)
17	CME Euro Foreign Exchange Currency Future	06/17/2024	$2,299,569	$36,828
38	CME Japanese Yen Currency Future	06/17/2024	3,175,613	87,120
23	CME Swiss Franc Currency Future	06/17/2024	3,214,825	92,018
52	Montreal Exchange 10 Year Canadian Bond Future	06/19/2024	4,620,192	(1,479)
56	NYBOT CSC Number 11 World Sugar Future(e)	04/30/2024	1,412,454	26,712
60	NYMEX Henry Hub Natural Gas Futures(e)	05/29/2024	1,198,200	(10,790)
22	NYMEX Henry Hub Natural Gas Futures(e)	08/28/2024	536,140	33,550
44	Ultra 10-Year US Treasury Note Futures	06/18/2024	5,042,813	(30,656)
	TOTAL OPEN SHORT FUTURES CONTRACTS			$166,185

	TOTAL FUTURES CONTRACTS			$592,941

CREDIT DEFAULT SWAPS

									Upfront
			Fixed	Implied	Frequency				Premiums	Unrealized
		Buy/Sell	Rate	Credit	of	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Spread	Payments	Date	Amount	Value	(Received)	(Depreciation)
SOC	Markit CDX North America High Yield Index	Sell	5.00%	329.39%	Quarterly	6/20/2029	$495,000	$35,681	$34,308	$1,373
SOC	Markit CDX North America Investment Grade Index	Sell	1.00%	51.53%	Quarterly	6/20/2029	495,000	11,181	10,806	375
SOC	Markit iTraxx Europe Index(f)	Sell	1.00%	54.20%	Quarterly	6/20/2029	458,000	10,897	10,709	188
SOC	Markit iTraxx Europe Crossover Index(f)	Sell	5.00%	296.86%	Quarterly	6/20/2029	458,000	43,567	45,174	(1,607)
	Net Unrealized Appreciation on Swap Contracts								$100,997	$329

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

SOC	- Societe Generale

(a)	Non-income producing security.

(b)	Zero coupon bond.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(e)	All or a portion of this investment is a holding of the ACSSF Fund Limited.

(f)	Illiquid security. Total illiquid securities represents 0.0% of net assets as of March 31, 2024.

See accompanying notes to financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 93.8%
	BIOTECH & PHARMA - 83.3%
45,000	ACADIA Pharmaceuticals, Inc.(a)	$832,050
175,000	Amicus Therapeutics, Inc.(a)	2,061,500
8,000	Argenx S.E. - ADR(a)	3,149,760
83,000	ArriVent Biopharma, Inc.(a)	1,482,380
42,500	Astellas Pharma, Inc. - ADR	456,875
80,000	Aurinia Pharmaceuticals, Inc.(a)	400,800
32,500	Axsome Therapeutics, Inc.(a)	2,593,500
16,750	BeiGene Ltd. - ADR(a)	2,619,533
60,000	Bicycle Therapeutics plc - ADR(a)	1,494,000
675,000	BioCryst Pharmaceuticals, Inc.(a)	3,429,000
15,500	BioMarin Pharmaceutical, Inc.(a)	1,353,770
65,000	Cabaletta Bio, Inc.(a)	1,108,900
38,500	Celldex Therapeutics, Inc.(a)	1,615,845
42,500	Cerevel Therapeutics Holdings, Inc.(a)	1,796,475
1,000	CG oncology, Inc.(a)	43,900
1,000,000	Coherus Biosciences, Inc.(a)	2,390,000
85,000	Corcept Therapeutics, Inc.(a)	2,141,150
60,000	Deciphera Pharmaceuticals, Inc.(a)	943,800
122,500	Dynavax Technologies Corporation(a)	1,520,225
20,000	Dyne Therapeutics, Inc.(a)	567,800
105,000	Galapagos N.V. - ADR(a)	3,380,999
3,500	Gilead Sciences, Inc.	256,375
35,000	GSK plc - ADR	1,500,450
122,000	Harmony Biosciences Holdings, Inc.(a)	4,096,760
17,500	Immatics N.V.(a)	183,925
38,000	Immunovant, Inc.(a)	1,227,780
20,000	Intra-Cellular Therapies, Inc.(a)	1,384,000
8,500	Jazz Pharmaceuticals plc(a)	1,023,570
130,000	KalVista Pharmaceuticals, Inc.(a)	1,541,800
1,125,000	Karyopharm Therapeutics, Inc.(a)	1,698,750
94,000	Mirum Pharmaceuticals, Inc.(a)	2,361,280
7,000	Neurocrine Biosciences, Inc.(a)	965,440
135,000	Nuvation Bio, Inc.(a)	491,400
117,500	Pacira BioSciences, Inc.(a)	3,433,350

See accompanying notes to financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 93.8% (Continued)
	BIOTECH & PHARMA - 83.3% (Continued)
1,756,756	Perspective Therapeutics, Inc.(a)	$2,090,540
175,000	Pfizer, Inc.	4,856,250
25,000	Protagonist Therapeutics, Inc.(a)	723,250
245,000	Revance Therapeutics, Inc.(a)	1,205,400
54,500	Roche Holding A.G. - ADR	1,739,640
90,000	Roivant Sciences Ltd.(a)	948,600
60,000	Royalty Pharma plc, Class A	1,822,200
185,000	Sagimet Biosciences, Inc.(a)	1,002,700
15,000	Sanofi - ADR	729,000
27,500	Structure Therapeutics, Inc. - ADR(a)	1,178,650
61,100	Tourmaline Bio, Inc.	1,399,190
460,000	uniQure N.V.(a)	2,392,000
16,000	United Therapeutics Corporation(a)	3,675,520
143,898	UroGen Pharma Ltd.(a)	2,158,470
62,004	Valneva S.E. - ADR(a)	495,412
10,000	Ventyx Biosciences, Inc.(a)	55,000
56,000	Verona Pharma plc - ADR(a)	901,040
18,000	Viking Therapeutics, Inc.(a)	1,476,000
6,000	Viridian Therapeutics, Inc.(a)	105,060
445,000	VYNE Therapeutics, Inc.(a)	1,366,150
		85,867,214
	HEALTH CARE FACILITIES & SERVICES - 2.5%
650,000	DocGo, Inc.(a)	2,626,000

	MEDICAL EQUIPMENT & DEVICES - 8.0%
111,500	Embecta Corporation	1,479,605
29,000	Exact Sciences Corporation(a)	2,002,740
63,000	Inari Medical, Inc.(a)	3,022,740
20,500	Medtronic PLC	1,786,575
		8,291,660

	TOTAL COMMON STOCKS (Cost $104,127,247)	96,784,874

See accompanying notes to financial statements.

ALPHACENTRIC LIFESCI HEALTHCARE FUND (LYFAX, LYFCX, LYFIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 6.2%
	MONEY MARKET FUNDS - 6.2%
1	Fidelity Government Portfolio, Class I, 5.21%(b)	$1
6,377,858	First American Treasury Obligations Fund, Class X, 5.22%(b)	6,377,858
	TOTAL SHORT TERM INVESTMENTS (Cost $6,377,859)	6,377,859

	TOTAL INVESTMENTS - 100.0% (Cost $110,505,106)	$103,162,733
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%(c)	(25,594)
	NET ASSETS - 100.0%	$103,137,139

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(c)	Percentage rounds to greater than (0.1)%.

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS
March 31, 2024

Shares		Fair Value
	COMMON STOCKS — 41.4%
	ASSET MANAGEMENT - 0.2%
7,744	Star Holdings(a)	$100,052

	MORTGAGE FINANCE - 4.0%
181,492	Dynex Capital, Inc.(h)	2,259,575

	MORTGAGE REITS - 25.7%
208,879	AG Mortgage Investment Trust, Inc. (h)	1,278,339
84,646	AGNC Investment Corporation(h)	837,995
221,602	Ellington Financial, Inc. (h)	2,617,120
167,725	MFA Financial, Inc. (h)	1,913,742
200,963	New York Mortgage Trust, Inc. (h)	1,446,934
288,343	Redwood Trust, Inc. (h)	1,836,745
420,966	Rithm Capital Corporation(h)	4,697,982
		14,628,857
	MULTI ASSET CLASS REIT - 0.4%
11,972	Safehold, Inc. (h)	246,623

	RESIDENTIAL REIT - 2.4%
20,611	Equity LifeStyle Properties, Inc. (h)	1,327,349

	SPECIALTY FINANCE - 8.7%
42,367	Enact Holdings, Inc.	1,321,003
114,379	MGIC Investment Corporation	2,557,515
4,931	Mr. Cooper Group, Inc.(a)	384,371
25,567	Ocwen Financial Corporation(a)	690,565
		4,953,454

	TOTAL COMMON STOCKS (Cost $23,783,783)	23,515,910

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUND — 0.8%
	FIXED INCOME - 0.8%
5,000	iShares MBS ETF (Cost $464,600)	$462,100

	PREFERRED STOCKS — 14.5%
	SPECIALTY FINANCE — 14.5%
19,450	AG Mortgage Investment Trust, Inc. - Series C (d)(h)	460,576
5,000	AG Mortgage Investment Trust, Inc. - Series A (h)	126,500
59,964	AGNC Investment Corporation - Series F (d)(h)	1,376,774
10,000	Arbor Realty Trust, Inc. - Series E (h)	195,000
20,000	Arbor Realty Trust, Inc. - Series D (h)	391,200
63,126	Arbor Realty Trust, Inc. - Series F (d)(h)	1,278,933
28,308	Chimera Investment Corporation - Series B (d)(h)	697,792
7,881	Chimera Investment Corporation - Series C (d)(h)	161,561
36,754	Granite Point Mortgage Trust, Inc. - Series A (d)(h)	667,085
22,335	KKR Real Estate Finance Trust, Inc. - Series A (h)	393,766
11,272	MFA Financial, Inc. - Series C (d)(h)	250,013
10,773	New Residential Investment Corporation - Series C (d)(h)	243,685
22,500	New York Mortgage Trust, Inc. - Series F (d)(h)	452,475
37,930	Rithm Capital Corporation - Series D (d)(h)	852,666
9,000	Two Harbors Investment Corporation - Series A (d)(h)	206,280
20,472	Two Harbors Investment Corporation - Series C (d)(h)	467,785
	TOTAL PREFERRED STOCKS (Cost $9,148,187)	8,222,091

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 12.4%
	CLO — 2.7%
218,311	ACRES Commercial Realty 2021-FL1 Ltd. Series FL1 A(b),(c)	TSFR1M + 1.314%	6.6400	06/15/36	213,942
1,000,000	ACRES Commercial Realty 2021-FL1 Ltd. Series FL1 C(b),(c),(g)	TSFR1M + 2.114%	7.4400	06/15/36	947,772
300,000	Arbor Realty Commercial Real Estate Notes 2022-FL2 Series FL2 E(b),(c)	TSFR1M + 5.000%	10.3250	05/15/37	288,748

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 12.4% (Continued)
	CLO — 2.7% (Continued)
100,000	TRTX 2021-FL4 Issuer Ltd. Series FL4 AS(b),(c)	TSFR1M + 1.514%	6.8400	03/15/38	$97,833
					1,548,295

	COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
39,628	Adjustable Rate Mortgage Trust 2007-1 Series 2007-1 1A1(d)		5.3510	03/25/37	31,941
493,033	Alternative Loan Trust 2005-11CB Series 2005-11CB 3A2(c)	TSFR1M + 0.615%	5.5000	06/25/35	358,130
226,381	Alternative Loan Trust 2005-J6 Series 2005-J6 1A5(c)	TSFR1M + 0.615%	5.5000	07/25/35	180,093
422,788	Impac CMB Trust Series 2005-2 Series 2005-2 1M2(c)	TSFR1M + 0.850%	6.1790	04/25/35	385,504
72,619	MFA 2020-NQM2 Trust Series NQM2 A3(b),(d)		1.9470	04/25/65	67,668
566,858	New Residential Mortgage Loan Trust 2021-NQM1R Series NQ1R A1(b),(d)		0.9430	07/25/55	496,164
216,697	Washington Mutual Mortgage Pass-Through Series 2007-HY1 A2A(c)	TSFR1M + 0.435%	5.7640	02/25/37	162,219
					1,681,719
	HOME EQUITY — 0.3%
194,831	Terwin Mortgage Trust 2004-7HE Series 7HE A3(b),(c)	TSFR1M + 1.515%	6.8440	07/25/34	185,372

	NON AGENCY CMBS — 5.1%
150,000	Citigroup Commercial Mortgage Trust 2016-C2 Series 2016-C2 B		3.1760	08/10/49	133,221
115,000	Citigroup Commercial Mortgage Trust 2017-C4 Series C4 AS		3.7640	10/12/50	104,246
100,000	COMM 2013-CCRE6 Mortgage Trust Series 2013-CR6 F (b),(d)		3.8590	03/10/46	46,949
115,000	COMM 2015-CCRE25 Mortgage Trust Series CR25 D(d)		3.7660	08/10/48	101,886
10,000	COMM 2015-DC1 Mortgage Trust Series 2015-DC1 C(d)		4.2740	02/10/48	9,098
81,000	COMM 2015-LC19 Mortgage Trust Series 2015-LC19 D (b)		2.8670	02/10/48	70,702
20,000	COMM 2015-LC23 Mortgage Trust Series LC23 C(d)		4.5450	10/10/48	18,894
33,371	CSAIL 2016-C5 Commercial Mortgage Trust Series 2016-C5 C(d)		4.6420	11/15/48	31,152
100,000	CSAIL 2016-C6 Commercial Mortgage Trust Series C6 B(d)		3.9240	01/15/49	89,487
120,000	CSAIL 2016-C6 Commercial Mortgage Trust Series C6 C(d)		4.9190	01/15/49	106,517
2,889,802	GS Mortgage Securities Trust 2014-GC26 Series GC26 XA(d),(e)		0.8980	11/10/47	6,881
89,938	JP Morgan Chase Commercial Mortgage Securities		3.2160	04/15/46	83,282
60,000	JP Morgan Chase Commercial Mortgage Securities Series LC11 B		3.4990	04/15/46	52,465
100,000	JPMBB Commercial Mortgage Securities Trust Series C19 B(d)		4.3940	04/15/47	99,187
45,000	JPMBB Commercial Mortgage Securities Trust Series 2015-C30 B(d)		4.2290	07/15/48	41,373
10,000	JPMBB Commercial Mortgage Securities Trust Series 2015-C28 C(d)		4.1330	10/15/48	9,312
150,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 Series C2 AS		3.4840	06/15/49	140,240
145,000	JPMDB Commercial Mortgage Securities Trust 2017-C7 Series C7 B		3.9850	10/15/50	129,554

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 12.4% (Continued)
	NON AGENCY CMBS — 5.1% (Continued)
15,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12 C(d)		6.0490	10/15/46	$13,901
450,000	Morgan Stanley Bank of America Merrill Lynch Trust Series C28 C(d)		4.5960	01/15/49	380,855
210,000	Morgan Stanley Capital I Trust 2017-H1 Series H1 B		4.0750	06/15/50	190,223
1,858,181	SG Commercial Mortgage Securities Trust 2016-C5 Series C5 XA(d),(e)		1.8510	10/10/48	52,469
215,000	SG Commercial Mortgage Securities Trust 2016-C5 Series C5 B		3.9330	10/10/48	192,955
220,000	UBS Commercial Mortgage Trust 2018-C13 Series C13 B(d)		4.7860	10/15/51	200,696
20,781	Wells Fargo Commercial Mortgage Trust 2014-LC16 Series LC16 A5		3.8170	08/15/50	20,646
40,000	Wells Fargo Commercial Mortgage Trust 2015-C26 Series C26 C(d)		4.0710	02/15/48	38,148
25,000	Wells Fargo Commercial Mortgage Trust 2015-C27 Series 2015-C27 B(d)		4.1390	02/15/48	23,738
75,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 Series 2015-NXS1 D(d)		4.1400	05/15/48	64,675
100,000	Wells Fargo Commercial Mortgage Trust 2016-NXS6 Series 2016-NXS6 B		3.8110	11/15/49	93,624
160,000	WFRBS Commercial Mortgage Trust 2013-C15 Series 2013-C15 C(d)		4.1890	08/15/46	124,874
270,000	WFRBS Commercial Mortgage Trust 2013-C15 Series 2013-C15 B(d)		4.1890	08/15/46	228,949
15,000	WFRBS Commercial Mortgage Trust 2014-C24 Series 2014-C24 B(d)		4.2040	11/15/47	13,957
					2,914,156
	RESIDENTIAL MORTGAGE — 1.3%
499,725	Ellington Loan Acquisition Trust 2007-2 Series 2007-2 M2B(b),(c)	TSFR1M + 1.815%	7.1440	05/25/37	294,862
1,226,102	Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 2A1(c)	TSFR1M + 0.235%	4.4850	10/25/36	439,123
					733,985
	TOTAL ASSET BACKED SECURITIES (Cost $7,286,219)				7,063,527

	COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
	CMBS — 2.0%
1,000,000	Freddie Mac Multifamily Structured Pass Through Series K126 X3(d),(e)		2.6290	01/25/49	141,987
1,921,553	Government National Mortgage Association(d),(e)		0.7250	03/16/58	56,762
4,646,744	Government National Mortgage Association Series 2017-171 IO(d),(e)		0.6540	09/16/59	158,612
2,428,096	Government National Mortgage Association Series 110 IO(d),(e)		0.6040	01/16/60	105,243
11,551,391	Government National Mortgage Association Series 165 IO(d),(e)		0.4830	11/16/60	427,491
1,176,741	Government National Mortgage Association Series 2019-81 IO(d),(e)		0.8710	02/16/61	63,271

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1% (Continued)
	CMBS — 2.0% (Continued)
3,666,903	Government National Mortgage Association Series 34 IO(d),(e)		0.7220	03/16/61	$184,611
					1,137,977
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
721,101	Government National Mortgage Association Series 2019-110 SE(c),(e)	TSFR1M - 5.986%	0.6570	09/20/49	73,258

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,374,201)				1,211,235

	CONVERTIBLE BONDS — 12.2%
	ASSET MANAGEMENT — 1.7%
1,000,000	RWT Holdings, Inc.		5.7500	10/01/25	970,048

	MORTGAGE REITS — 0.8%
500,000	Redwood Trust, Inc.		7.7500	06/15/27	481,250

	SPECIALTY FINANCE — 9.7%
1,965,000	PennyMac Corporation		5.5000	11/01/24	1,942,894
3,205,000	Two Harbors Investment Corporation		6.2500	01/15/26	3,044,749
500,000	Western Asset Mortgage Capital Corporation		6.7500	09/15/24	497,468
					5,485,111
	TOTAL CONVERTIBLE BONDS (Cost $6,601,034)				6,936,409

	CORPORATE BONDS — 4.2%
	SPECIALTY FINANCE — 4.2%
1,559,000	PHH Mortgage Corporation(b)		7.8750	03/15/26	1,512,303
888,000	Rithm Capital Corporation(b)		8.0000	04/01/29	862,539
	TOTAL CORPORATE BONDS (Cost $2,311,579)				2,374,842

See accompanying notes to financial statements.

ALPHACENTRIC STRATEGIC INCOME FUND (SIIAX, SIICX, SIIIX)
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 2.5%
	AGENCY FIXED RATE — 1.1%
798,547	Fannie Mae Pool BQ4516	2.0000	02/01/51	$637,441

	AGENCY MBS OTHER — 1.4%
361,350	Ginnie Mae II Pool MA8867	5.5000	05/20/53	358,454
399,624	Ginnie Mae II Pool MA9007	6.5000	07/20/53	404,021
				762,475
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,434,892)			1,399,916

Shares				Fair Value
	SHORT-TERM INVESTMENT — 9.2%
	MONEY MARKET FUND - 9.2%
5,229,133	First American Treasury Obligations Fund, Class X, 5.22%(f) (Cost $5,229,133)			5,229,133

	TOTAL INVESTMENTS - 99.3% (Cost $57,633,628)			$56,415,163
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%			399,955
	NET ASSETS - 100.0%			$56,815,118

ETF	- Exchange-Traded Fund

LTD	- Limited Company

REIT	- Real Estate Investment Trust

TSFR1M	- Term Secured Overnight Financing Rate (SOFR) 1 month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2024 the total market value of 144A securities is $5,084,854 or 8.9% of net assets.

(c)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Variable rate security; the rate shown represents the rate on March 31, 2024.

(e)	Interest only securities.

(f)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(g)	Illiquid security. Total illiquid securities represents 1.7% of net assets as of March 31, 2024.

(h)	REIT – Real Estate Investment Trust.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2024

							AlphaCentric
	AlphaCentric Income		AlphaCentric Premium		AlphaCentric Robotics		Symmetry Strategy
	Opportunities Fund		Opportunity Fund		and Automation Fund		Fund (Consolidated)
ASSETS
Investment securities:
Investments, at cost	$291,782,574		$43,307,222		$29,057,923		$37,449,956
Investments, at value (including collateral for loaned securities $0, $0, $7,079,739, $0)	$360,392,638		$43,304,585		$33,960,426		$39,904,135
Cash & Cash Equivalents	—		2,987,150		—		432
Deposit with brokers for futures and swaps	—		28,220,534		—		2,599,315
Receivable for securities sold	—		—		—		35,728
Receivable for fund shares sold	2,356		53,320		504		—
Dividends and interest receivable	470,938		126,884		98,645		26,017
Upfront payment on swap	—		—		—		100,997
Unrealized appreciation on open futures contracts	—		570,214		—		852,023
Unrealized appreciation on swap contracts	—		—		—		1,936
Prepaid expenses and other assets	148,568		41,014		14,037		35,339
Due from insurance	806,726		—		—		—
TOTAL ASSETS	361,821,226		75,303,701		34,073,612		43,555,922

LIABILITIES
Options Written (Proceeds $752,730)	—		714,380		—		—
Payable upon return of line of credit	17,532,000		—		—		—
Payable for investments purchased	—		—		—		2,514,380
Unrealized depreciation on swap contracts	—		—		—		1,607
Payable upon return of securities loaned	—		—		7,079,739		—
Due to custodian	4		—		—		—
Unrealized depreciation on open futures contracts	—		—		—		259,082
Payable for fund shares repurchased	228,698		260,416		314,796		—
Management fees payable	480,774		96,005		17,337		30,648
Distribution (12b-1) fees payable	521		—		519		—
Payable to related parties	14,863		15,951		265		412
Administration fees payable	150,736		8,206		6,541		8,028
Accrued expenses and other liabilities	397,617		41,171		37,892		29,683
TOTAL LIABILITIES	18,805,213		1,136,129		7,457,089		2,843,840
NET ASSETS	$343,016,013		$74,167,572		$26,616,523		$40,712,082

Composition of Net Assets:
Paid in capital	$617,131,883		$75,693,885		$27,585,185		$41,540,965
Accumulated loss	(274,115,870)		(1,526,313)		(968,662)		(828,883)
NET ASSETS	$343,016,013		$74,167,572		$26,616,523		$40,712,082

Net Asset Value Per Share:
Class A Shares (IOFAX, HMXAX, GNXAX, SYMAX):
Net Assets	$34,189,928		$4,314,112		$2,988,309		$188,710
Shares of beneficial interest outstanding (a)	4,386,267		157,867		243,676		15,485
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$7.79	(d)	$27.33	(d)	$12.26		$12.19

Maximum offering price per share	$8.18	(c)(d)	$29.00	(b)(d)	$13.01	(b)	$12.93	(b)

Class C Shares (IOFCX, HMXCX, GNXCX, SYMCX):
Net Assets	$24,330,351		$1,646,340		$535,930		$738,729
Shares of beneficial interest outstanding (a)	3,134,948		63,444		46,192		61,877
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$7.76	(d)	$25.95	(d)	$11.60		$11.94

Class I Shares (IOFIX, HMXIX, GNXIX, SYMIX):
Net Assets	$284,495,734		$68,207,120		$23,092,284		$39,784,643
Shares of beneficial interest outstanding (a)	36,454,854		2,432,260		1,847,293		3,280,441
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$7.80	(d)	$28.04		$12.50	(d)	$12.13

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

(d)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on March 28, 2024 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2024

	AlphaCentric LifeSci		AlphaCentric Strategic
	Healthcare Fund		Income Fund
ASSETS
Investment securities:
Investments, at cost	$110,505,106		$57,633,628
Investments, at value	$103,162,733		$56,415,163
Foreign currency (Cost $35,207, $0)	34,871		—
Receivable for securities sold	563,096		—
Receivable for fund shares sold	38,817		15,455
Dividends and interest receivable	139,854		592,689
Prepaid expenses and other assets	45,691		41,036
TOTAL ASSETS	103,985,062		57,064,343

LIABILITIES
Payable for investments purchased	612,301		—
Payable for fund shares repurchased	134,910		192,819
Management fees payable	75,197		33,846
Distribution (12b-1) fees payable	459		—
Payable to related parties	843		858
Administration fees payable	11,444		9,907
Accrued expenses and other liabilities	12,769		11,795
TOTAL LIABILITIES	847,923		249,225
NET ASSETS	$103,137,139		$56,815,118

Composition of Net Assets:
Paid in capital	$112,584,613		$58,059,488
Accumulated loss	(9,447,474)		(1,244,370)
NET ASSETS	$103,137,139		$56,815,118

Net Asset Value Per Share:
Class A Shares (LYFAX,SIIAX):
Net Assets	$6,622,194		$1,257,466
Shares of beneficial interest outstanding (a)	520,099		76,781
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.73		$16.38

Maximum offering price per share	$13.51	(b)	$17.20	(c)

Class C Shares (LYFCX,SIICX):
Net Assets	$2,157,437		$1,849,639
Shares of beneficial interest outstanding (a)	173,046		113,190
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$12.47		$16.34

Class I Shares (LYFIX,SIIIX):
Net Assets	$94,357,508		$53,708,013
Shares of beneficial interest outstanding (a)	7,352,368		3,272,243
Net asset value (Net Assets ÷ Shares Outstanding) offering price and redemption price per share	$12.83		$16.41

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Net asset value plus maximum sales charge of 5.75%

(c)	Net asset value plus maximum sales charge of 4.75%

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2024

		AlphaCentric		AlphaCentric
		Premium	AlphaCentric	Symmetry Strategy
	AlphaCentric Income	Opportunity	Robotics and	Fund
	Opportunities Fund	Fund	Automation Fund	(Consolidated)
INVESTMENT INCOME
Dividends (ARAF and ASSF: Net of tax witholding of $22,649 and $6,011, respectively)	$—	$—	$129,586	$878,734
Interest	24,838,238	3,036,918	39,119	677,185
Securities lending income	—	—	219,614	—
TOTAL INVESTMENT INCOME	24,838,238	3,036,918	388,319	1,555,919

EXPENSES
Investment advisory fees	5,912,023	1,428,092	362,541	588,127
Distribution (12b-1) fees:
Class A	99,731	16,816	8,223	938
Class C	340,042	18,296	6,112	8,713
Legal fees	1,161,345 *	18,608	20,130	28,608
Line of credit fees	763,859	—	858	1,121
Financial administration/fund accounting fees	498,709	86,021	44,454	72,481
Shareholder servicing fees	430,119	91,979	36,597	15,335
Legal administration/management services fees	199,843	40,130	12,035	18,898
Printing and postage expenses	183,563	15,056	19,501	3,771
Registration fees	82,604	46,179	45,152	37,014
Custodian fees	28,355	5,534	15,212	22,922
Audit fees	27,070	14,120	16,721	19,003
Insurance expense	22,475	3,217	1,102	1,802
Compliance officer fees	21,054	8,969	13,621	9,691
Trustees fees and expenses	15,765	15,932	16,370	13,929
Interest expense	—	914	—	—
Other expenses	5,125	2,318	2,305	3,731
TOTAL EXPENSES	9,791,682	1,812,181	620,934	846,084
Less: Fees waived by the Adviser	(686,763)	(153,036)	(199,793)	(138,723)
Less: Expenses reimbursed by insurance	(785,807)	—	—	—
NET EXPENSES	8,319,112	1,659,145	421,141	707,361

NET INVESTMENT INCOME (LOSS)	16,519,126	1,377,773	(32,822)	848,558

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	27,915,351	3,819,940	(3,226,590)	1,266,065
Distributions of capital gains from underlying investment companies	—	—	—	9,036
Foreign Currencies Translation	—	(20)	(29,420)	(1,562)
Futures Contracts	—	10,686,409	—	(876,039)
Options Written	—	(3,562,444)	—	—
Swap Contracts	—	—	—	64,132
	27,915,351	10,943,885	(3,256,010)	461,632
Net change in unrealized appreciation (depreciation) on:
Investments	(62,412,233)	(273,769)	4,599,479	2,075,627
Foreign Currencies Translation	—	—	(179)	2,867
Futures Contracts	—	(1,463,904)	—	516,302
Options Written	—	23,505	—	—
Swap Contracts	—	—	—	(3,257)
	(62,412,233)	(1,714,168)	4,599,300	2,591,539

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(34,496,882)	9,229,717	1,343,290	3,053,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,977,756)	$10,607,490	$1,310,468	$3,901,729

*	Includes legal fees that are extraordinary expenses that are outside the expense limitation.

See accompanying notes to financial statements.

AlphaCentric Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2024

	AlphaCentric	AlphaCentric
	LifeSci Healthcare	Strategic Income
	Fund	Fund
INVESTMENT INCOME
Dividends (ALHF: Net of tax witholding of $20,175)	$449,362	$2,181,351
Interest	545,234	1,609,709
TOTAL INVESTMENT INCOME	994,596	3,791,060

EXPENSES
Investment advisory fees	1,240,802	836,842
Distribution (12b-1) fees:
Class A	15,182	2,178
Class C	13,284	14,713
Shareholder servicing fees	112,409	50,872
Financial administration/fund accounting fees	101,614	91,744
Registration fees	45,152	42,178
Legal administration/management services fees	43,980	22,316
Legal fees	18,261	21,922
Audit fees	15,620	11,166
Trustees fees and expenses	15,427	15,155
Compliance officer fees	14,158	10,294
Custodian fees	14,155	4,453
Printing and postage expenses	10,490	16,868
Insurance expense	2,101	1,601
Line of credit fees	—	736
Other expenses	2,923	2,305
TOTAL EXPENSES	1,665,558	1,145,343
Less: Fees waived by the Adviser	(245,808)	(296,073)
NET EXPENSES	1,419,750	849,270

NET INVESTMENT INCOME (LOSS)	(425,154)	2,941,790

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	2,990,059	835,826
	2,990,059	835,826
Net change in unrealized appreciation (depreciation) on:
Investments	(4,727,673)	5,066,385
Foreign Currency Translation	102	—
	(4,727,571)	5,066,385

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(1,737,512)	5,902,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,162,666)	$8,844,001

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment income	$16,519,126	$27,891,169
Net realized gain from investments	27,915,351	157,063,493
Net change in unrealized depreciation on investments	(62,412,233)	(530,834,259)
Net decrease in net assets resulting from operations	(17,977,756)	(345,879,597)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (IOFAX)	(1,622,530)	(2,390,279)
Class C (IOFCX)	(1,241,809)	(1,841,953)
Class I (IOFIX)	(15,731,709)	(34,902,633)
From distributable earnings:
Class A (IOFAX)	(1,165,894)	(1,022,781)
Class C (IOFCX)	(850,032)	(936,282)
Class I (IOFIX)	(11,348,898)	(13,874,753)
Total distributions to shareholders	(31,960,872)	(54,968,681)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (IOFAX)	10,527,300	12,270,446
Class C (IOFCX)	408,041	1,725,448
Class I (IOFIX)	95,824,674	239,909,400
Net asset value of shares issued in reinvestment of distributions:
Class A (IOFAX)	2,540,582	3,104,924
Class C (IOFCX)	1,945,455	2,612,328
Class I (IOFIX)	22,747,343	39,393,370
Payments for shares repurchased:
Class A (IOFAX)	(18,823,941)	(91,588,892)
Class C (IOFCX)	(20,283,519)	(38,281,062)
Class I (IOFIX)	(321,353,075)	(1,585,150,298)
Net decrease in net assets from shares of beneficial interest	(226,467,140)	(1,416,004,336)

TOTAL DECREASE IN NET ASSETS	(276,405,768)	(1,816,852,614)

NET ASSETS
Beginning of Year	619,421,781	2,436,274,395
End of Year	$343,016,013	$619,421,781

SHARE ACTIVITY
Class A (IOFAX):
Shares Sold	1,286,639	1,280,165
Shares Reinvested	312,476	325,343
Shares Repurchased	(2,345,044)	(9,208,368)
Net decrease in shares of beneficial interest outstanding	(745,929)	(7,602,860)

Class C (IOFCX):
Shares Sold	48,477	179,313
Shares Reinvested	239,237	277,465
Shares Repurchased	(2,482,686)	(3,944,135)
Net decrease in shares of beneficial interest outstanding	(2,194,972)	(3,487,357)

Class I (IOFIX):
Shares Sold	11,875,945	24,341,874
Shares Reinvested	2,786,459	4,115,225
Shares Repurchased	(39,042,425)	(158,104,387)
Net decrease in shares of beneficial interest outstanding	(24,380,021)	(129,647,288)

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment income (loss)	$1,377,773	$(409,250)
Net realized gain (loss) from investments, future contracts and options written	10,943,885	(8,399,119)
Net change in unrealized depreciation on investments, future contracts and options written	(1,714,168)	(619,745)
Net increase (decrease) in net assets resulting from operations	10,607,490	(9,428,114)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (HMXAX)	842,644	3,030,670
Class C (HMXCX)	291,648	325,945
Class I (HMXIX)	16,514,676	33,030,617
Payments for shares repurchased:
Class A (HMXAX)	(4,816,502)	(1,490,953)
Class C (HMXCX)	(650,689)	(1,979,796)
Class I (HMXIX)	(37,834,728)	(111,799,837)
Net decrease in net assets from shares of beneficial interest	(25,652,951)	(78,883,354)

TOTAL DECREASE IN NET ASSETS	(15,045,461)	(88,311,468)

NET ASSETS
Beginning of Year	89,213,033	177,524,501
End of Year	$74,167,572	$89,213,033

SHARE ACTIVITY
Class A (HMXAX):
Shares Sold	33,881	128,113
Shares Repurchased	(186,557)	(63,622)
Net increase (decrease) in shares of beneficial interest outstanding	(152,676)	64,491

Class C (HMXCX):
Shares Sold	12,402	14,329
Shares Repurchased	(26,613)	(87,342)
Net decrease in shares of beneficial interest outstanding	(14,211)	(73,013)

Class I (HMXIX):
Shares Sold	637,575	1,356,731
Shares Repurchased	(1,461,551)	(4,632,238)
Net decrease in shares of beneficial interest outstanding	(823,976)	(3,275,507)

See accompanying notes to financial statements.

AlphaCentric Robotics and Automation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment loss	$(32,822)	$(7,745)
Net realized loss from investments and foreign currencies translation	(3,256,010)	(2,542,486)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies translation	4,599,300	(2,469,105)
Net increase (decrease) in net assets resulting from operations	1,310,468	(5,019,336)

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A (GNXAX)	—	(190,967)
Class C (GNXCX)	—	(39,354)
Class I (GNXIX)	—	(1,308,689)
Total distributions to shareholders	—	(1,539,010)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (GNXAX)	255,659	228,324
Class C (GNXCX)	25,326	590,745
Class I (GNXIX)	7,598,050	9,730,408
Net asset value of shares issued in reinvestment of distributions:
Class A (GNXAX)	—	175,548
Class C (GNXCX)	—	37,983
Class I (GNXIX)	—	1,021,076
Payments for shares repurchased:
Class A (GNXAX)	(1,145,814)	(1,535,007)
Class C (GNXCX)	(185,585)	(986,251)
Class I (GNXIX)	(12,954,575)	(10,391,213)
Net decrease in net assets from shares of beneficial interest	(6,406,939)	(1,128,387)

TOTAL DECREASE IN NET ASSETS	(5,096,471)	(7,686,733)

NET ASSETS
Beginning of Year	31,712,994	39,399,727
End of Year	$26,616,523	$31,712,994

SHARE ACTIVITY
Class A (GNXAX):
Shares Sold	22,385	19,516
Shares Reinvested	—	15,858
Shares Repurchased	(99,783)	(132,789)
Net decrease in shares of beneficial interest outstanding	(77,398)	(97,415)

Class C (GNXCX):
Shares Sold	2,463	58,395
Shares Reinvested	—	3,593
Shares Repurchased	(17,295)	(94,397)
Net decrease in shares of beneficial interest outstanding	(14,832)	(32,409)

Class I (GNXIX):
Shares Sold	656,068	818,422
Shares Reinvested	—	90,843
Shares Repurchased	(1,121,664)	(874,531)
Net increase (decrease) in shares of beneficial interest outstanding	(465,596)	34,734

See accompanying notes to financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment income	$848,558	$326,189
Net realized gain (loss) from investments, foreign currencies translation, futures contracts and swap contracts	452,596	(547,755)
Distributions of capital gains from underlying investment companies	9,036	—
Net change in unrealized appreciation (depreciation) on investments, foreign currencies translation, futures contracts and swap contracts	2,591,539	(1,687,778)
Net increase (decrease) in net assets resulting from operations	3,901,729	(1,909,344)

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A (SYMAX)	(2,237)	(50,614)
Class C (SYMCX)	(7,088)	(71,984)
Class I (SYMIX)	(782,964)	(4,629,201)
Total distributions to shareholders	(792,289)	(4,751,799)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SYMAX)	15,582	872,238
Class C (SYMCX)	9,460	1,117,443
Class I (SYMIX)	2,331,934	25,514,484
Net asset value of shares issued in reinvestment of distributions:
Class A (SYMAX)	2,237	35,927
Class C (SYMCX)	6,778	71,886
Class I (SYMIX)	721,381	4,172,379
Payments for shares repurchased:
Class A (SYMAX)	(718,592)	(191,747)
Class C (SYMCX)	(291,177)	(137,756)
Class I (SYMIX)	(15,248,186)	(9,138,073)
Net increase (decrease) in net assets from shares of beneficial interest	(13,170,583)	22,316,781

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,061,143)	15,655,638

NET ASSETS
Beginning of Year	50,773,225	35,117,587
End of Year	$40,712,082	$50,773,225

SHARE ACTIVITY
Class A (SYMAX):
Shares Sold	1,304	71,906
Shares Reinvested	196	3,116
Shares Repurchased	(61,941)	(15,632)
Net increase (decrease) in shares of beneficial interest outstanding	(60,441)	59,390

Class C (SYMCX):
Shares Sold	826	90,532
Shares Reinvested	604	6,328
Shares Repurchased	(25,397)	(11,738)
Net increase (decrease) in shares of beneficial interest outstanding	(23,967)	85,122

Class I (SYMIX):
Shares Sold	200,997	2,018,139
Shares Reinvested	63,502	361,872
Shares Repurchased	(1,315,186)	(785,934)
Net increase (decrease) in shares of beneficial interest outstanding	(1,050,687)	1,594,077

See accompanying notes to financial statements.

AlphaCentric LifeSci Healthcare Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment loss	$(425,154)	$(230,930)
Net realized gain from investments	2,990,059	596,506
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(4,727,571)	857,030
Net increase (decrease) in net assets resulting from operations	(2,162,666)	1,222,606

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A (LYFAX)	(176,739)	(84,977)
Class C (LYFCX)	(48,424)	(15,109)
Class I (LYFIX)	(2,467,967)	(2,098,747)
Total distributions to shareholders	(2,693,130)	(2,198,833)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (LYFAX)	5,892,313	3,088,160
Class C (LYFCX)	1,589,653	496,202
Class I (LYFIX)	64,946,055	57,979,380
Net asset value of shares issued in reinvestment of distributions:
Class A (LYFAX)	172,476	69,852
Class C (LYFCX)	47,614	14,303
Class I (LYFIX)	2,069,949	1,722,708
Payments for shares repurchased:
Class A (LYFAX)	(2,805,913)	(1,071,666)
Class C (LYFCX)	(158,332)	(89,040)
Class I (LYFIX)	(43,276,729)	(13,317,881)
Net increase in net assets from shares of beneficial interest	28,477,086	48,892,018

TOTAL INCREASE IN NET ASSETS	23,621,290	47,915,791

NET ASSETS
Beginning of Year	79,515,849	31,600,058
End of Year	$103,137,139	$79,515,849

SHARE ACTIVITY
Class A (LYFAX):
Shares Sold	439,166	232,845
Shares Reinvested	13,754	5,802
Shares Repurchased	(220,086)	(87,030)
Net increase in shares of beneficial interest outstanding	232,834	151,617

Class C (LYFCX):
Shares Sold	127,015	37,659
Shares Reinvested	3,868	1,201
Shares Repurchased	(12,382)	(6,962)
Net increase in shares of beneficial interest outstanding	118,501	31,898

Class I (LYFIX):
Shares Sold	4,881,707	4,414,786
Shares Reinvested	163,891	142,373
Shares Repurchased	(3,356,199)	(1,091,546)
Net increase in shares of beneficial interest outstanding	1,689,399	3,465,613

See accompanying notes to financial statements.

AlphaCentric Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS
Net investment income	$2,941,790	$1,765,914
Net realized gain from investments	835,826	409,394
Net change in unrealized appreciation (depreciation) on investments	5,066,385	(7,127,240)
Net increase (decrease) in net assets resulting from operations	8,844,001	(4,951,932)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A (SIIAX)	—	(4,931)
Class C (SIICX)	—	(11,890)
Class I (SIIIX)	—	(693,518)
From distributable earnings:
Class A (SIIAX)	(59,336)	(11,026)
Class C (SIICX)	(87,689)	(33,781)
Class I (SIIIX)	(3,656,492)	(2,130,505)
Total distributions to shareholders	(3,803,517)	(2,885,651)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A (SIIAX)	795,213	253,527
Class C (SIICX)	889,609	652,544
Class I (SIIIX)	28,850,469	17,696,460
Net asset value of shares issued in reinvestment of distributions:
Class A (SIIAX)	56,834	15,957
Class C (SIICX)	81,045	43,414
Class I (SIIIX)	2,627,713	1,861,561
Payments for shares repurchased:
Class A (SIIAX)	(137,785)	(12,039)
Class C (SIICX)	(245,794)	(164,451)
Class I (SIIIX)	(29,103,103)	(10,896,446)
Net increase in net assets from shares of beneficial interest	3,814,201	9,450,527

TOTAL INCREASE IN NET ASSETS	8,854,685	1,612,944

NET ASSETS
Beginning of Year	47,960,433	46,347,489
End of Year	$56,815,118	$47,960,433

SHARE ACTIVITY
Class A (SIIAX):
Shares Sold	50,383	17,251
Shares Reinvested	3,600	1,027
Shares Repurchased	(8,615)	(794)
Net increase in shares of beneficial interest outstanding	45,368	17,484

Class C (SIICX):
Shares Sold	57,657	42,263
Shares Reinvested	5,149	2,800
Shares Repurchased	(15,877)	(10,704)
Net increase in shares of beneficial interest outstanding	46,929	34,359

Class I (SIIIX):
Shares Sold	1,825,740	1,114,416
Shares Reinvested	166,606	119,010
Shares Repurchased	(1,844,799)	(683,237)
Net increase in shares of beneficial interest outstanding	147,547	550,189

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class A (IOFAX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.68		$11.48		$11.50		$8.15		$12.28
Activity from investment operations:
Net investment income (1)	0.28		0.22		0.13		0.19		0.46
Net realized and unrealized gain (loss) on investments	(0.60)		(2.52)		0.30		3.62		(4.02)
Total from investment operations	(0.32)		(2.30)		0.43		3.81		(3.56)
Less distributions from:
Net investment income	(0.25)		(0.19)		(0.26)		(0.21)		(0.48)
Return of capital	(0.32)		(0.31)		(0.19)		(0.25)		(0.09)
Total distributions	(0.57)		(0.50)		(0.45)		(0.46)		(0.57)
Net asset value, end of year	$7.79		$8.68		$11.48		$11.50		$8.15
Total return (2)	(3.63	)% (10)	(20.20)%		3.68%		47.64%		(30.45)%
Net assets, at end of year (000s)	$34,190		$44,561		$146,192		$221,961		$152,646
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.31	% (9)	2.18	% (8)	1.95	% (7)	1.97	% (6)	1.93	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.99	% (9)	1.90	% (8)	1.76	% (7)	1.75	% (6)	1.75	% (5)
Ratio of net investment income to average net assets (4)	3.46	% (9)	2.32	% (8)	1.09	% (7)	1.83	% (6)	3.67	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class C (IOFCX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.65		$11.43		$11.45		$8.12		$12.24
Activity from investment operations:
Net investment income (1)	0.23		0.16		0.04		0.11		0.37
Net realized and unrealized gain (loss) on investments	(0.60)		(2.51)		0.30		3.61		(4.01)
Total from investment operations	(0.37)		(2.35)		0.34		3.72		(3.64)
Less distributions from:
Net investment income	(0.23)		(0.17)		(0.21)		(0.14)		(0.41)
Return of capital	(0.29)		(0.26)		(0.15)		(0.25)		(0.07)
Total distributions	(0.52)		(0.43)		(0.36)		(0.39)		(0.48)
Net asset value, end of year	$7.76		$8.65		$11.43		$11.45		$8.12
Total return (2)	(4.37	)% (10)	(20.74)%		2.92%		46.47%		(30.98)%
Net assets, at end of year (000s)	$24,330		$46,084		$100,794		$118,599		$87,724
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.06	% (9)	2.93	% (8)	2.71	% (7)	2.72	% (6)	2.68	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.74	% (9)	2.65	% (8)	2.51	% (7)	2.50	% (6)	2.50	% (5)
Ratio of net investment income to average net assets (4)	2.74	% (9)	1.66	% (8)	0.34	% (7)	1.08	% (6)	2.95	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Income Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		March 31,		March 31,		March 31,
Class I (IOFIX)	2024		2023		2022		2021		2020
Net asset value, beginning of year	$8.69		$11.49		$11.51		$8.16		$12.30
Activity from investment operations:
Net investment income (1)	0.31		0.25		0.16		0.22		0.50
Net realized and unrealized gain (loss) on investments	(0.60)		(2.52)		0.30		3.63		(4.03)
Total from investment operations	(0.29)		(2.27)		0.46		3.85		(3.53)
Less distributions from:
Net investment income	(0.26)		(0.20)		(0.28)		(0.23)		(0.52)
Return of capital	(0.34)		(0.33)		(0.20)		(0.27)		(0.09)
Total distributions	(0.60)		(0.53)		(0.48)		(0.50)		(0.61)
Net asset value, end of year	$7.80		$8.69		$11.49		$11.51		$8.16
Total return (2)	(3.38	)% (10)	(19.99)%		3.93%		47.94%		(30.29)%
Net assets, at end of year (000s)	$284,496		$528,778		$2,189,289		$3,315,245		$1,515,562
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.06	% (9)	1.93	% (8)	1.70	% (7)	1.72	% (6)	1.68	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.74	% (9)	1.65	% (8)	1.51	% (7)	1.50	% (6)	1.50	% (5)
Ratio of net investment income to average net assets (4)	3.74	% (9)	2.56	% (8)	1.34	% (7)	2.07	% (6)	3.91	% (5)
Portfolio Turnover Rate	15%		0%		14%		3%		54%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Includes 0.01% for the year ended March 31, 2020 attributed to line of credit fees which are not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(7)	Includes 0.02% for the year ended March 31, 2022 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(8)	Includes 0.16% for the year ended March 31, 2023 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.25% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) and extraordinary expenses which are not subject to waiver by the adviser.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	March 31,		March 31,	March 31,	March 31,		March 31,
Class A (HMXAX)	2024		2023	2022	2021		2020
Net asset value, beginning of year	$24.00		$25.14	$25.80	$23.12		$18.70
Activity from investment operations:
Net investment income (loss) (1)	0.37		(0.07)	(0.58)	(0.53)		(0.06)
Net realized and unrealized gain (loss) on investments	2.96		(1.07)	1.19	3.79		4.48
Total from investment operations	3.33		(1.14)	0.61	3.26		4.42
Less distributions from:
Net realized gains	—		—	(1.27)	(0.58)		—
Total distributions	—		—	(1.27)	(0.58)		—
Net asset value, end of year	$27.33		$24.00	$25.14	$25.80		$23.12
Total return (2)	13.88	% (7)	(4.53)%	2.24%	14.17%		23.64%
Net assets, at end of year (000s)	$4,314		$7,452	$6,187	$6,455		$1,722
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.43%		2.37%	2.25%	2.31	% (6)	3.19	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.24%		2.24%	2.24%	2.25	% (6)	2.33	% (5)
Ratio of net investment income (loss) to average net assets	1.48%		(0.31)%	(2.22)%	(2.11	)% (6)	(0.31	)% (5)
Portfolio Turnover Rate (4)	0%		0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.09% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	March 31,		March 31,	March 31,	March 31,		March 31,
Class C (HMXCX)	2024		2023	2022	2021		2020
Net asset value, beginning of year	$22.96		$24.24	$25.10	$22.68		$18.38
Activity from investment operations:
Net investment income (loss) (1)	0.18		(0.29)	(0.75)	(0.71)		(0.25)
Net realized and unrealized gain (loss) on investments	2.81		(0.99)	1.16	3.71		4.55
Total from investment operations	2.99		(1.28)	0.41	3.00		4.30
Less distributions from:
Net realized gains	—		—	(1.27)	(0.58)		—
Total distributions	—		—	(1.27)	(0.58)		—
Net asset value, end of year	$25.95		$22.96	$24.24	$25.10		$22.68
Total return (2)	13.02	% (7)	(5.28)%	1.50%	13.29%		23.40%
Net assets, at end of year (000s)	$1,646		$1,783	$3,652	$2,079		$164
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.18%		3.12%	3.00%	3.06	% (6)	3.94	% (5)
Ratio of net expenses to average net assets after expense reimbursement	2.99%		2.99%	2.99%	3.00	% (6)	3.04	% (5)
Ratio of net investment income (loss) to average net assets	0.73%		(1.30)%	(2.97)%	(2.88	)% (6)	(1.23	)% (5)
Portfolio Turnover Rate (4)	0%		0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.05% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

AlphaCentric Premium Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	March 31,	March 31,	March 31,	March 31,		March 31,
Class I (HMXIX)	2024	2023	2022	2021		2020
Net asset value, beginning of year	$24.56	$25.67	$26.25	$23.46		$18.93
Activity from investment operations:
Net investment income (loss) (1)	0.45	(0.07)	(0.52)	(0.48)		(0.03)
Net realized and unrealized gain (loss) on investments	3.03	(1.04)	1.21	3.85		4.56
Total from investment operations	3.48	(1.11)	0.69	3.37		4.53
Less distributions from:
Net realized gains	—	—	(1.27)	(0.58)		—
Total distributions	—	—	(1.27)	(0.58)		—
Net asset value, end of year	$28.04	$24.56	$25.67	$26.25		$23.46
Total return (2)	14.17%	(4.32)%	2.51%	14.43%		23.93%
Net assets, at end of year (000s)	$68,207	$79,979	$167,686	$93,490		$26,792
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.18%	2.12%	2.01%	2.06	% (6)	2.94	% (5)
Ratio of net expenses to average net assets after expense reimbursement	1.99%	1.99%	1.99%	2.00	% (6)	2.05	% (5)
Ratio of net investment income (loss) to average net assets	1.73%	(0.30)%	(1.97)%	(1.87	)% (6)	(0.13	)% (5)
Portfolio Turnover Rate (4)	0%	0%	0%	9%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover calculation.

(5)	Includes 0.06% for the year ended March 31, 2020 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

(6)	Includes 0.01% for the year ended March 31, 2021 attributable to margin expense on short sales, which is not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class A (GNXAX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.61		$13.99	$17.06	$9.63	$11.46
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.02)	(0.14)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	0.69		(1.78)	(2.20)	7.57	(1.75)
Total from investment operations	0.65		(1.80)	(2.34)	7.43	(1.83)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$12.26		$11.61	$13.99	$17.06	$9.63
Total return (2)	5.60%		(12.70)%	(14.41)%	77.15%	(15.97)%
Net assets, at end of year (000s)	$2,988		$3,729	$5,853	$7,796	$4,711
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.34	% (4)	2.31%	2.02%	2.10%	2.18%
Ratio of net expenses to average net assets after expense reimbursement	1.65	% (4)	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(0.32)	% (4)	(0.20)%	(0.85)%	(0.96)%	(0.69)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class C (GNXCX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.07		$13.47	$16.57	$9.43	$11.30
Activity from investment operations:
Net investment loss (1)	(0.11)		(0.10)	(0.26)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	0.64		(1.72)	(2.11)	7.38	(1.71)
Total from investment operations	0.53		(1.82)	(2.37)	7.14	(1.87)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$11.60		$11.07	$13.47	$16.57	$9.43
Total return (2)	4.79%		(13.34)%	(15.03)%	75.72%	(16.55)%
Net assets, at end of year (000s)	$536		$676	$1,258	$1,258	$828
Ratio of gross expenses to average net assets before expense reimbursement (3)	3.09	% (4)	3.06%	2.78%	2.85%	2.93%
Ratio of net expenses to average net assets after expense reimbursement	2.40	% (4)	2.40%	2.40%	2.40%	2.40%
Ratio of net investment loss to average net assets	(1.07	)% (4)	(0.96)%	(1.61)%	(1.71)%	(1.47)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Robotics and Automation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,		March 31,	March 31,	March 31,	March 31,
Class I (GNXIX)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$11.81		$14.17	$17.23	$9.71	$11.52
Activity from investment operations:
Net investment income (loss) (1)	(0.01)		0.01 (4)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.70		(1.79)	(2.23)	7.62	(1.76)
Total from investment operations	0.69		(1.78)	(2.33)	7.52	(1.81)
Less distributions from:
Net realized gains	—		(0.58)	(0.73)	—	—
Total distributions	—		(0.58)	(0.73)	—	—
Net asset value, end of year	$12.50		$11.81	$14.17	$17.23	$9.71
Total return (2)	5.84	% (5)	(12.39)%	(14.21)%	77.45%	(15.71)%
Net assets, at end of year (000s)	$23,092		$27,309	$32,289	$34,754	$20,392
Ratio of gross expenses to average net assets before expense reimbursement (3)	2.09	% (6)	2.06%	1.78%	1.85%	1.93%
Ratio of net expenses to average net assets after expense reimbursement	1.40	% (6)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.07	)% (6)	0.03%	(0.60)%	(0.70)%	(0.46)%
Portfolio Turnover Rate	54%		38%	73%	125%	315%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Net investment income (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class A (SYMAX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.30		$12.76	$11.46		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.19		0.08	(0.08)		(0.04)		0.05
Net realized and unrealized gain (loss) on investments	0.85		(0.43)	1.40		1.89		(1.33	) (8)
Total from investment operations	1.04		(0.35)	1.32		1.85		(1.28)
Less distributions from:
Net investment income	(0.15)		(0.98)	(0.02)		(0.14)		(0.25)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.15)		(1.11)	(0.02)		(0.14)		(0.25)
Net asset value, end of period	$12.19		$11.30	$12.76		$11.46		$9.75
Total return (3)(6)	9.28%		(2.86)%	11.57%		19.11%		(11.64)%
Net assets, at end of period (000s)	$189		$858	$211		$1,016	(7)	$865	(7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.17	% (12)	1.95%	2.38	% (11)	2.63	% (10)	2.51	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)	1.85	% (12)	1.85%	2.01	% (11)	2.26	% (10)	2.25	% (9)
Ratio of net investment income (loss) to average net assets (5)	1.63	% (12)	0.65%	(0.54	)% (11)	(0.45	)% (10)	0.38	% (9)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class A commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(9)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(10)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(12)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class C (SYMCX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.11		$12.63	$11.42		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.11		0.01	(0.15)		(0.12)		(0.00	) (7)
Net realized and unrealized gain (loss) on investments	0.82		(0.44)	1.36		1.88		(1.33	) (9)
Total from investment operations	0.93		(0.43)	1.21		1.76		(1.33)
Less distributions from:
Net investment income	(0.10)		(0.96)	—		(0.09)		(0.20)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.10)		(1.09)	—		(0.09)		(0.20)
Net asset value, end of period	$11.94		$11.11	$12.63		$11.42		$9.75
Total return (3)(6)	8.46%		(3.53)%	10.60%		18.10%		(11.97)%
Net assets, at end of period (000s)	$739		$954	$9		$1,013	(8)	$864	(8)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.92	% (13)	2.70%	3.12	% (12)	3.37	% (11)	3.26	% (10)
Ratio of net expenses to average net assets after expense reimbursement (5)	2.60	% (13)	2.60%	2.76	% (12)	3.01	% (11)	3.00	% (10)
Ratio of net investment income (loss) to average net assets (5)	0.98	% (13)	0.06%	(1.29	)% (12)	(1.20	)% (11)	(0.16)	% (10)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class C commenced operations on August 8, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Actual net assets, not truncated.

(9)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(10)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(12)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(13)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Symmetry Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Year Ended		Year Ended		Period Ended
	March 31,		March 31,	March 31,		March 31,		March 31,
Class I (SYMIX)	2024		2023	2022		2021		2020 (1)
Net asset value, beginning of period	$11.30		$12.75	$11.44		$9.75		$11.28
Activity from investment operations:
Net investment income (loss) (2)	0.23		0.08	(0.04)		(0.02)		0.07
Net realized and unrealized gain (loss) on investments	0.84		(0.40)	1.38		1.89		(1.33)	(7)
Total from investment operations	1.07		(0.32)	1.34		1.87		(1.26)
Less distributions from:
Net investment income	(0.24)		(1.00)	(0.03)		(0.18)		(0.27)
Net realized gains	—		(0.13)	—		—		—
Total distributions	(0.24)		(1.13)	(0.03)		(0.18)		(0.27)
Net asset value, end of period	$12.13		$11.30	$12.75		$11.44		$9.75
Total return (3)(6)	9.57%		(2.65)%	11.74%		19.37%		(11.47)%
Net assets, at end of period (000s)	$39,785		$48,961	$34,898		$36,619		$30,845
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.92	% (11)	1.70%	2.12	% (10)	2.38	% (9)	2.26	% (8)
Ratio of net expenses to average net assets after expense reimbursement (5)	1.60	% (11)	1.60%	1.76	% (10)	2.01	% (9)	2.00	% (8)
Ratio of net investment income (loss) to average net assets (5)	1.98	% (11)	0.71%	(0.29	)% (10)	(0.21	)% (9)	0.96	% (8)
Portfolio Turnover Rate (6)	329%		362%	189%		121%		133%

(1)	AlphaCentric Symmetry Strategy Fund Class I commenced operations on September 1, 2014 and does not include performance prior to August 8, 2019 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	As required by SEC standard per share calculation methodology, this represents a rebalancing figure derived from other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended March 31, 2020, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(8)	Includes 0.01% for the period ended March 31, 2020 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(9)	Includes 0.02% for the year ended March 31, 2021 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(10)	Includes 0.02% for the year ended March 31, 2022 attributable to margin expense on futures, which is not subject to waiver by the adviser.

(11)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class A (LYFAX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.18	$13.38		$15.56		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.08)	(0.09)		(0.21)		(0.19)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.03)	0.44		(0.32)		6.55		(0.41)
Total from investment operations	(0.11)	0.35		(0.53)		6.36		(0.45)
Less distributions from:
Net investment income	—	—		(0.07)		—		—
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.65)		(0.35)		—
Net asset value, end of period	$12.73	$13.18		$13.38		$15.56		$9.55
Total return (3)(6)	(0.79)%	3.00%		(2.74)%		66.70%		(4.50)%
Net assets, at end of period (000s)	$6,622	$3,786		$1,815		$1,300		$10 (7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.90%	2.00	% (10)	2.11	% (9)	2.78	% (8)	24.39%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.65%	1.65	% (10)	1.66	% (9)	1.66	% (8)	1.65%
Ratio of net investment loss to average net assets (5)	(0.62)%	(0.71	)% (10)	(1.46	)% (9)	(1.21	)% (8)	(0.48)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class A commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class C (LYFCX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.01	$13.31		$15.53		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)	(0.18)		(0.32)		(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.04)	0.43		(0.32)		6.65		(0.39)
Total from investment operations	(0.20)	0.25		(0.64)		6.33		(0.45)
Less distributions from:
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.58)		(0.35)		—
Net asset value, end of period	$12.47	$13.01		$13.31		$15.53		$9.55
Total return (3)(6)	(1.50)%	2.26%		(3.54)%		66.38%		(4.50)%
Net assets, at end of period (000s)	$2,157	$709		$302		$215		$10 (7)
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	2.65%	2.75	% (10)	2.86	% (9)	3.53	% (8)	25.14%
Ratio of net expenses to average net assets after expense reimbursement (5)	2.40%	2.40	% (10)	2.41	% (9)	2.41	% (8)	2.40%
Ratio of net investment loss to average net assets (5)	(1.30)%	(1.49	)% (10)	(2.21	)% (9)	(1.96	)% (8)	(1.23)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class C commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Actual net assets, not truncated.

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric LifeSci Healthcare Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
	March 31,	March 31,		March 31,		March 31,		March 31,
Class I (LYFIX)	2024	2023		2022		2021		2020 (1)
Net asset value, beginning of period	$13.25	$13.42		$15.59		$9.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.06)		(0.18)		(0.14)		(0.01)
Net realized and unrealized gain (loss) on investments	(0.02)	0.44		(0.31)		6.53		(0.44)
Total from investment operations	(0.08)	0.38		(0.49)		6.39		(0.45)
Less distributions from:
Net investment income	—	—		(0.10)		(0.00	) (7)	—
Net realized gains	(0.34)	(0.55)		(1.58)		(0.35)		—
Total distributions	(0.34)	(0.55)		(1.68)		(0.35)		—
Net asset value, end of period	$12.83	$13.25		$13.42		$15.59		$9.55
Total return (3)(6)	(0.56)%	3.22%		(2.47)%		67.02%		(4.50)%
Net assets, at end of period (000s)	$94,358	$75,021		$29,483		$26,404		$1,601
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)	1.65%	1.75	% (10)	1.86	% (9)	2.53	% (8)	24.14%
Ratio of net expenses to average net assets after expense reimbursement (5)	1.40%	1.40	% (10)	1.41	% (9)	1.41	% (8)	1.40%
Ratio of net investment loss to average net assets (5)	(0.40)%	(0.47	)% (10)	(1.21	)% (9)	(0.96	)% (8)	(0.23)%
Portfolio Turnover Rate (6)	134%	142%		167%		141%		215%

(1)	The AlphaCentric LifeSci Healthcare Fund Class I commenced operations on November 29, 2019.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized for periods less than one year.

(7)	Less than $0.01

(8)	Includes 0.01% for the year ended March 31, 2021 attributable to extraordinary expenses which are not subject to waiver by the adviser.

(9)	Includes 0.01% for the year ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2023 attributed to line of credit fees which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class A (SIIAX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.86		$17.67	$18.48
Activity from investment operations:
Net investment income (2)	0.83		0.70	0.40
Net realized and unrealized gain (loss) on investments	1.73		(2.54)	(0.38	) (8)
Total from investment operations	2.56		(1.84)	0.02
Less distributions from:
Net investment income	(1.04)		(0.75)	(0.55)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.22)	(0.10)
Total distributions	(1.04)		(0.97)	(0.83)
Net asset value, end of period	$16.38		$14.86	$17.67
Total return (3)(7)	17.77%		(10.58)%	0.02%
Net assets, at end of period (000s)	$1,257		$467	$246
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(6)	2.27	% (10)	2.37%	2.37	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	1.74	% (10)	1.74%	1.75	% (9)
Ratio of net investment income to average net assets (5)(6)	5.21	% (10)	4.42%	2.64	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class A commenced operations on May 28, 2021.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class C (SIICX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.83		$17.64	$18.48
Activity from investment operations:
Net investment income (2)	0.68		0.51	0.21
Net realized and unrealized gain (loss) on investments	1.76		(2.47)	(0.31	) (8)
Total from investment operations	2.44		(1.96)	(0.10)
Less distributions from:
Net investment income	(0.93)		(0.65)	(0.47)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.20)	(0.09)
Total distributions	(0.93)		(0.85)	(0.74)
Net asset value, end of period	$16.34		$14.83	$17.64
Total return (3)(7)	16.88%		(11.24)%	(0.61)%
Net assets, at end of period (000s)	$1,850		$983	$563
Ratio of gross expenses to average net assets before expense reimbursement(4)(5)(6)	3.02	% (10)	3.12%	3.12	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	2.49	% (10)	2.49%	2.50	% (9)
Ratio of net investment income to average net assets (5)(6)	4.35	% (10)	3.26%	1.41	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class C commenced operations on May 28, 2021.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
Class I (SIIIX)	2024		2023	2022 (1)
Net asset value, beginning of period	$14.89		$17.69	$18.48
Activity from investment operations:
Net investment income (2)	0.83		0.62	0.35
Net realized and unrealized gain (loss) on investments	1.77		(2.42)	(0.29	) (8)
Total from investment operations	2.60		(1.80)	0.06
Less distributions from:
Net investment income	(1.08)		(0.77)	(0.56)
Net realized gains	—		—	(0.18)
Return of capital	—		(0.23)	(0.11)
Total distributions	(1.08)		(1.00)	(0.85)
Net asset value, end of period	$16.41		$14.89	$17.69
Total return (3)(7)	18.00%		(10.29)%	0.23%
Net assets, at end of period (000s)	$53,708		$46,511	$45,539
Ratio of gross expenses to average net assets before expense reimbursement (4)(5)(6)	2.02	% (10)	2.12%	2.12	% (9)
Ratio of net expenses to average net assets after expense reimbursement (5)(6)	1.49	% (10)	1.49%	1.50	% (9)
Ratio of net investment income to average net assets (5)(6)	5.30	% (10)	3.91%	2.25	% (9)
Portfolio Turnover Rate (7)	44%		22%	20%

(1)	The AlphaCentric Strategic Income Fund Class I commenced operations on August 1, 2011 and financial highlights above does not include performance prior to May 28, 2021 when Class I shares were previously shares of a private fund.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived and reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized for periods less than one year.

(7)	Not annualized for periods less than one year.

(8)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(9)	Includes 0.01% for the period ended March 31, 2022 attributed to line of credit fees which are not subject to waiver by the adviser.

(10)	Includes 0.00% for the year ended March 31, 2024 attributed to borrowing costs (line of credit fees) which are not subject to waiver by the adviser.

See accompanying notes to financial statements.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2024

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty-five series. These financial statements include the following series: AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund and AlphaCentric Strategic Income Fund. Each series is individually referred to as a “Fund” or collectively as the “Funds” throughout these financial statements. The AlphaCentric Symmetry Strategy Fund is registered as a non-diversified series of the Trust. The AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric LifeSci Healthcare Fund and AlphaCentric Strategic Income Fund are diversified series of the Trust. The Funds’ investment adviser is AlphaCentric Advisors, LLC (the “Adviser” or “AlphaCentric”).

AlphaCentric Income Opportunities Fund (“AIOF”), commenced operations on May 28, 2015. AIOF’s investment objective is current income. The Fund’s sub-advisor is Garrison Point Capital, LLC.

AlphaCentric Premium Opportunity Fund (“APOF”) , commenced operations as a series of the Trust on September 30, 2016. The predecessor fund of APOF Class I commenced operations on August 31, 2011, as a private investment fund. APOF’s investment objective is long-term capital appreciation.

AlphaCentric Robotics and Automation Fund (“ARAF”), commenced operations on May 31, 2017. ARAF’s investment objective is long-term capital appreciation. Effective December 1, 2018, the Fund’s sub-advisor is Contego Capital Group, Inc.

AlphaCentric Symmetry Strategy Fund (“ASSF”), class A and C commenced operations on August 8, 2019, and Class I commenced operations on September 1, 2014. ASSF’s investment objective is capital appreciation. The Fund’s sub-advisor is Mount Lucas Management LP.

AlphaCentric LifeSci Healthcare Fund (“ALHF”), commenced operations on November 29, 2019. ALHF’s investment objective is long-term capital appreciation. The Fund’s sub-advisor is LifeSci Fund Management LLC.

AlphaCentric Strategic Income Fund (“ASIF”), commenced operations on May 28, 2021. ASIF’s investment objective is total return through current income and capital appreciation. The Fund’s sub-advisor is Goshen Rock Capital, LLC.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the respective Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a)  Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represent fair value. Investments in total return swap contracts are priced daily based on the underlying equity securities held in the

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap.

Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value (“NAV”) is determined will be valued using alternative market prices provided by a pricing service.

In certain circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

The following tables summarize the inputs used as of March 31, 2024 for the Funds’ assets and liabilities measured at fair value:

AIOF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Non-Agency Residential Mortgage Backed Securities	$—	$360,391,881	$—	$360,391,881
Short-Term Investment	757	—	—	757
Total	$757	$360,391,881	$—	$360,392,638

APOF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
U.S. Government & Agencies	$—	$24,536,795	$—	$24,536,795
Short-Term Investments	17,860,560	—	—	17,860,560
Call Options Purchased	900,555	—	—	900,555
Put Options Purchased	6,675	—	—	6,675
Unrealized Appreciation on Open Futures Contracts	570,214	—	—	570,214
Total	$19,338,004	$24,536,795	$—	$43,874,799

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Call Options Written	$691,800	$—	$—	$691,800
Put Options Written	22,580	—	—	22,580
Total	$714,380	$—	$—	$714,380

ARAF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$26,270,559	$—	$—	$26,270,559
Investment Purchased as Securities Lending Collateral (b)	—	—	—	7,079,739
Money Market Fund	610,128	—	—	610,128
Total	$26,880,687	$—	$—	$33,960,426

ASSF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications (a) + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$12,382,897	$—	$—	$12,382,897
Exchange-Traded Funds	14,222,681	—	—	14,222,681
U.S. Government & Agencies	—	7,960,120	—	7,960,120
Short-Term Investment	5,338,437	—	—	5,338,437
Unrealized Appreciation on Open Futures Contracts	852,023	—	—	852,023
Unrealized Appreciation on Swap Contracts	—	1,936	—	1,936
Total	$32,796,038	$7,962,056	$—	$40,758,094

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

ASSF

Liabilities
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications + *	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Unrealized Depreciation on Open Futures Contracts	$259,082	$—	$—	$259,082
Unrealized Depreciation on Swap Contracts	—	1,607	—	1,607
Total	$259,082	$1,607	$—	$260,689

ALHF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$96,784,874	$—	$—	$96,784,874
Short-Term Investments	6,377,859	—	—	6,377,859
Total	$103,162,733	$—	$—	$103,162,733

ASIF

Assets
		Level 2	Level 3
	Level 1	(Other Significant	(Unobservable
Security Classifications +	(Quoted Prices)	Observable Inputs)	Inputs)	Totals
Common Stocks	$23,515,910	$—	$—	$23,515,910
Exchange-Traded Fund	462,100	—	—	462,100
Preferred Stocks	8,222,091	—	—	8,222,091
Asset Backed Securities	—	7,063,527	—	7,063,527
Collateralized Mortgage Obligations	—	1,211,235	—	1,211,235
Convertible Bonds	—	6,936,409	—	6,936,409
Corporate Bonds	—	2,374,842	—	2,374,842
U.S. Government & Agencies	—	1,399,916	—	1,399,916
Short-Term Investment	5,229,133	—	—	5,229,133
Total	$37,429,234	$18,985,929	$—	$56,415,163

(a)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by major index classification, please refer to the Schedules of Investments.

(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

+	See Schedules of Investments for industry classification.

*	Derivative instruments include cumulative net unrealized appreciation (depreciation) on futures contracts open as of March 31, 2024.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Statements of Operations.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended March 31, 2024, APOF and ASSF invested in futures contracts.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing their investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the year ended March 31, 2024 only ASSF invested in swap contracts.

Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked- to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended March 31, 2024, APOF invested in options.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at March 31, 2024 was as follows:

			Location of derivatives on Statement of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
APOF
	Future Contracts	Equity	Unrealized appreciation on open futures contracts	$570,214
			Total	$570,214

	Options Purchased	Equity	Investments, At Value	907,230
			Total	$907,230

	Options Written	Equity	Options Written	714,380
			Total	$714,380

			Location of derivatives on Statement of Assets and Liabilities	Fair value of asset/liability
Fund	Derivative	Risk Type	(Consolidated)	derivatives
ASSF
	Credit Default Swap Contracts	Equity	Unrealized appreciation on swap contracts	$1,936
	Credit Default Swap Contracts	Equity	Unrealized depreciation on swap contracts	$(1,607)
			Total	$329

	Future Contracts	Commodity	Unrealized appreciation on open futures contracts	$438,819
		Currency	Unrealized appreciation on open futures contracts	262,360
		Equity	Unrealized appreciation on open futures contracts	32,813
		Interest	Unrealized appreciation on open futures contracts	118,031
	Future Contracts	Commodity	Unrealized depreciation on open futures contracts	(163,069)
		Currency	Unrealized depreciation on open futures contracts	(44,656)
		Equity	Unrealized depreciation on open futures contracts	(3,760)
		Interest	Unrealized depreciation on open futures contracts	(47,597)
			Total	$592,941

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2024 were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
APOF
	Future Contracts	Equity	Net realized gain (loss) from Futures Contracts	$10,686,409
	Future Contracts	Equity	Net change in unrealized appreciation (depreciation) on Futures Contracts	(1,463,904)
			Total	$9,222,505

	Options Purchased	Equity	Net realized gain (loss) from Investments	$3,819,940
	Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on Investments	(121,829)
			Total	$3,698,111

	Options Written	Equity	Net realized gain (loss) from Options Written	$(3,562,444)
	Options Written	Equity	Net change in unrealized appreciation (depreciation) on Options Written	23,505
			Total	$(3,538,939)

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

			Location of gain (loss) on	Realized and unrealized
Fund	Derivative	Risk Type	derivatives (Consolidated)	gain (loss) on derivatives
ASSF
	Credit Default Swap Contracts	Equity	Net realized gain (loss) from Swap Contracts	$64,132
	Credit Default Swap Contracts	Equity	Net change in unrealized appreciation (depreciation) on Swap Contracts	(3,257)
			Total	$60,875

	Future Contracts	Commodity	Net realized gain (loss) from Futures Contracts	$1,279,295
		Currency	Net realized gain (loss) from Futures Contracts	(690,324)
		Equity	Net realized gain (loss) from Futures Contracts	114,492
		Interest	Net realized gain (loss) from Futures Contracts	(1,579,502)
			Total	$(876,039)

	Future Contracts	Commodity	Net change in unrealized appreciation (depreciation) on Futures Contracts	$(439,448)
		Currency	Net change in unrealized appreciation (depreciation) on Futures Contracts	261,671
		Equity	Net change in unrealized appreciation (depreciation) on Futures Contracts	8,543
		Interest	Net change in unrealized appreciation (depreciation) on Futures Contracts	685,536
			Total	$516,302
			Total	$(359,737)

During the year ended March 31, 2024, APOF was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2024.

Gross Amounts of Assets and Liabilities Not Offset in
the Statement of Assets and Liabilities
		Gross Amounts	Gross Amounts
		Recognized in	Offset in the	Net Amounts
		the Statements	Statements of	Presented in the
		of Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Counterparty	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures Contracts	StoneX Financial Inc.	$570,214	$—	$570,214	$—	$—	$570,214
Total		$570,214	$—	$570,214	$—	$—	$570,214

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

During the year ended March 31, 2024, ASSF was subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2024.

					Gross Amounts of Assets and Liabilities Not Offset in
					the Consolidated Statement of Assets and Liabilities
		Gross Amounts
		Recognized in	Gross Amounts
		the	Offset in the	Net Amounts
		Consolidated	Consolidated	Presented in the
		Statements of	Statements of	Consolidated
		Assets and	Assets and	Statements of Assets	Financial	Cash Collateral
Assets:	Counterparty	Liabilities	Liabilities	and Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures Contracts	Societe Generale	$852,023	$—	$852,023	$(259,082)	$—	$592,941
Swap Contracts	Societe Generale	1,936	—	1,936	(1,607)	—	329
Total		$853,959	$—	$853,959	$(260,689)	$—	$593,270	(2)

Liabilities:
Futures Contracts	Societe Generale	$259,082	$—	$259,082	$(259,082)	$—	$—
Swap Contracts	Societe Generale	1,607	—	1,607	(1,607)	—	—
Total		$260,689	$—	$260,689	$(260,689)	$—	$—	(2)

(1)	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

(2)	Total reflects net amount offset with Societe Generale.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

The value of derivative instruments outstanding as of March 31, 2024 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended March 31, 2024, as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the APOF and ASSF.

b)  Federal Income Tax – The Funds qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

During the year ended March 31, 2024, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations as incurred. As of March 31, 2024, the Funds did not incur any interest or penalties. The Trust’s officers have analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2021 to March 31, 2023, or expected to be taken in the Funds’ March 31, 2024 year-end tax returns.

c)  Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually for APOF, ARAF, ASSF and ALHF. AIOF and ASIF make monthly dividend distributions from net investment income. Distributable net realized gains, if any, are declared and distributed annually.

d)  Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e)  Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities utilizing the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

g) Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)  Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the APOF, ARAF, ASSF, and ALHF. A maximum sales charge of 4.75% is imposed on Class A shares of AIOF and ASIF. Investments in Class A shares in all Funds made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For year ended March 31, 2024, there were $0 CDSC fees paid.

i) Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

j) Cash and Cash Equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Consolidation of Subsidiaries – ACSSF Fund Limited (“ASSF-CFC”) – The Consolidated Financial Statements of ASSF include the accounts of ASSF-CFC, which is a wholly-owned and controlled foreign subsidiary. ASSF consolidates the results of subsidiaries in which ASSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, ASSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as ASSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

ASSF may invest up to 25% of its total assets in ASSF-CFC, which acts as an investment vehicle in order to effect certain investments consistent with ASSF’s investment objectives and policies.

A summary of ASSF’s investments in ASSF-CFC is as follows:

	Inception
	Date of	ASSF-CFC’s Net Assets at	% of Net Assets at
	ASSF-CFC	March 31, 2024	March 31, 2024
ASSF-CFC	8/8/2019	$3,809,058	9.36%

ASSF-CFC utilizes commodity-based derivative products to facilitate ASSF’s pursuit of its investment objectives. In accordance with its investment objectives and through their exposure to the aforementioned commodity-based derivative products, ASSF may have increased or decreased exposure to one or more of the following risk factors defined below:

Taxation Risk – By investing in commodities indirectly through ASSF-CFC, ASSF obtains exposure to the commodities markets within the federal tax requirements that apply to ASSF.

For tax purposes, ASSF-CFC is an exempted Cayman investment company. ASSF-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, ASSF-CFC is a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, ASSF-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ASSF’s investment company taxable income.

(2)	INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
AIOF	$69,286,961	$340,489,569
APOF	$—	$—
ARAF	$15,184,221	$21,161,722
ASSF	$93,421,292	$103,192,360
ALHF	$143,466,748	$119,382,274
ASIF	$27,020,660	$20,852,899

(3)	INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AlphaCentric acts as investment adviser to the Funds pursuant to the terms of the investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The investment sub-advisers are responsible for the day-to-day management of their Fund’s portfolios. The Adviser provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment advisory services, the Funds pay to the Adviser, as of the last day of each month, an annualized fee detailed in the table below. Such fees are computed daily based upon daily average net assets of the respective Fund. The Adviser pays expenses incurred by it in connection with acting as investment adviser to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Advisory Agreement).

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

The Adviser and the Trust, with respect to the Funds, have entered into Expense Limitation Agreements (the “Limitation”), approved annually, under which the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) that do not exceed the expense limitation shown in the table below, which is based on each Fund’s average daily net assets.

		Expense Limitation
							Advisory Fees
	Advisory						Waived/ Expenses
Fund	Agreement	Class A	Class C	Class I	Expires	Total Advisory fee	Reimbursed
AIOF	1.30%	1.74%	2.49%	1.49%	July 31, 2024	$5,912,023	$686,763
APOF	1.75%	2.24%	2.99%	1.99%	July 31, 2024	1,428,092	153,036
ARAF	1.25%	1.65%	2.40%	1.40%	July 31, 2024	362,541	199,793
ASSF	1.35%	1.85%	2.60%	1.60%	July 31, 2024	588,127	138,723
ALHF	1.25%	1.65%	2.40%	1.40%	July 31, 2024	1,240,802	245,808
ASIF	1.50%	1.74%	2.49%	1.49%	July 31, 2024	836,842	296,073

For the year ended March 31, 2024, the Adviser waived management fees and reimbursed expenses. The Adviser may recapture a portion of the waived and/or reimbursed amounts. The Adviser may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver and the Limitation in effect at the time of recoupment, no later than the dates as stated below:

Fund	2025	2026	2027
AIOF	$7,341,886	$3,130,818	$686,763
APOF	$30,209	$164,482	$153,036
ARAF	$170,674	$211,574	$199,793
ASSF	$132,579	$48,215	$138,723
ALHF	$148,768	$165,498	$245,808
ASIF	$132,356	$287,380	$296,073

Pursuant to the Management Services Agreement between the Trust and Mfund Services LLC (“Mfund”), an affiliate of the Adviser, MFund provides the Funds with various management and legal administrative services (the “Management Services Agreement”). For these services, the Funds pay MFund an annual asset-based fee in accordance with the following schedule applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor): 0.10% of net assets up to $50 million; 0.07% of net assets from $50 million to $100 million; 0.05% of net assets from $100 million to $250 million; 0.04% of net assets from $250 million to $500 million; 0.03% of net assets from $500 million to $1 billion; 0.02% of net assets from $1 billion to $5 billion; and 0.01% of assets from $5 billion and above. In addition, the Funds reimburse MFund for any reasonable out of pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Legal administration/management services fees.”

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund $1,200 per month for the first fund in the fund family and $400 for each additional fund; $400 for each adviser and sub-adviser; and .0025% of the assets of each Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

A trustee of the Trust is also the controlling member of MFund, the Adviser and Catalyst Capital Advisors, LLC (an investment adviser to other series of the Trust) and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”), are paid a quarterly retainer and receive compensation for each special board meeting and risk and compliance committee meeting. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairmen of the Trust’s Audit Committee and Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each trustee and officer for his or her travel and other expenses related to attendance at such meetings.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Ultimus Fund Solutions, LLC (“UFS”) provides financial administration, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of UFS and MFund, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Master Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC (“NLD”) and the Adviser for distribution related expenses. Brokers may receive a 1.00% commission from NLD for the sale of Class C shares.

For the year ended March 31, 2024, the Distributor received the following in underwriter commissions from the sale of Class A shares of the Funds:

Underwriter
Fund	Commissions
AIOF	$32,699
APOF	$5,991
ARAF	$7,353
ASSF	$441
ALHF	$182,670
ASIF	$21,932

(4)	CREDIT FACILITY

Effective January 25, 2023, the trust amended the Revolving Credit Agreement and entered into a new revolving, uncommitted $125,000,000 line of credit with U.S. Bank National Association (the “2023 Revolving Credit Agreement”) that applies to all of the Funds, that expired on January 24, 2024. Borrowings under the 2023 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period January 25, 2023 through January 24, 2024, amounts outstanding to Funds under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $125,000,000; (b) 15% gross market value of AIOF, APOF, ARAF, ASSF, ALHF and ASIF; or (c) 33.33% of a Fund’s daily market value.

Effective January 24, 2024, the trust amended the Revolving Credit Agreement and entered into a new revolving, uncommitted $100,000,000 line of credit with U.S. Bank National Association (the “2024 Revolving Credit Agreement”) that applies to all of the Funds, that is set to expire on January 22, 2025. Borrowings under the 2024 Revolving Credit Agreement bear an interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the period January 24, 2024 through March 31, 2024, amounts outstanding to Funds under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $100,000,000; (b) 15% gross market value of AIOF, APOF, ARAF, ASSF, ALHF and ASIF; or (c) 33.33% of a Fund’s daily market value. APOF and ALHF did not borrow during the year ended March 31, 2024. For the year ended March 31, 2024, amounts outstanding to AIOF, ARAF, ASSF and ASIF were as follows:

	Periods the line of credit	Interest	Outstanding	Average	Average	Maximum	Maximum
Fund	was drawn on:	Expense	Borrowings	Borrowings	Borrowings Rate	Borrowings	Borrowings Rate
AIOF	3/31/2023 - 3/31/2024	$763,859	$17,532,000	$14,326,668	7.37%	$51,646,000	7.50%
ARAF	9/8/2023 - 3/27/2024	858	—	72,438	7.50%	264,000	7.50%
ASSF	10/11/23 - 10/12/2023	1,121	—	2,427,000	7.50%	2,427,000	7.50%
ASIF	7/19/23-7/20/23	736	—	600,000	7.25%	600,000	7.25%

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

(5)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 31, 2024, Charles Schwab owned 37.0% of AIOF. National Financial Services LLC and LPL Financial owned 27.6% and 25.0%, respectively of APOF. Charles Schwab and National Financial Services LLC owned 40.6% and 30.8%, respectively of ARAF. Hartz Capital Investments LLC owned 68.8% of ASSF. Charles Schwab owned 36.2% of ALHF. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Hartz Capital Investments LLC, Charles Schwab & Co. Inc., and National Financial Services LLC are also owned beneficially.

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS TO CAPITAL

The tax character of fund distributions paid for the period ended March 31, 2024 (for the tax period-ended November 30, 2023 for the AlphaCentric Income Opportunities Fund) and March 31, 2023 (for the tax period-ended November 30, 2022 for the AlphaCentric Income Opportunities Fund) was as follows:

For the period ended March 31, 2024:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$19,949,538	$—	$18,596,048	$—	$38,545,586
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	—	—	—	—
AlphaCentric Symmetry Strategy Fund	792,289	—	—	—	792,289
AlphaCentric LifeSci Healthcare Fund	2,693,130	—	—	—	2,693,130
AlphaCentric Strategic Income Fund	2,952,718	850,799	—	—	3,803,517

For the period ended March 31, 2023:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
AlphaCentric Income Opportunities Fund	$47,153,857	$—	$40,594,714	$—	$87,748,571
AlphaCentric Premium Opportunity Fund	—	—	—	—	—
AlphaCentric Robotics and Automation Fund	—	1,539,010	—	—	1,539,010
AlphaCentric Symmetry Strategy Fund	4,190,411	561,388	—	—	4,751,799
AlphaCentric LifeSci Healthcare Fund	2,198,833	—	—	—	2,198,833
AlphaCentric Strategic Income Fund	1,811,372	363,940	710,339	—	2,885,651

As of each Fund’s tax year-ended of March 31, 2024 (for the tax period-ended November 30, 2023, for the AlphaCentric Income Opportunities Fund), the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AlphaCentric Income Opportunities Fund	$—	$—	$—	$—	$(340,976,531)	$—	$50,850,974	$(290,125,557)
AlphaCentric Premium Opportunity Fund	—	1,377,753	—	—	(3,024,578)	—	120,512	(1,526,313)
AlphaCentric Robotics and Automation Fund	—	—	—	(1,559,877)	(4,299,806)	—	4,891,021	(968,662)
AlphaCentric Symmetry Strategy Fund	—	—	—	(222,586)	(3,310,262)	275,750	2,428,215	(828,883)
AlphaCentric LifeSci Healthcare Fund	—	—	—	(1,842,585)	—	—	(7,604,889)	(9,447,474)
AlphaCentric Strategic Income Fund	—	—	—	(8,012)	—	—	(1,236,358)	(1,244,370)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open 1256 futures and options, swaps, and passive foreign investment companies, and adjustments for partnerships, and the ASSF Fund’s wholly owned subsidiary.

The unrealized appreciation in the table above includes unrealized foreign currency gains (losses) of $340, $(714) and $(336) for AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund and AlphaCentric LifeSci Healthcare Fund, respectively.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	112
AlphaCentric Symmetry Strategy Fund	222,586
AlphaCentric LifeSci Healthcare Fund	63,689
AlphaCentric Strategic Income Fund	8,012

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
AlphaCentric Income Opportunities Fund	$—
AlphaCentric Premium Opportunity Fund	—
AlphaCentric Robotics and Automation Fund	1,559,765
AlphaCentric Symmetry Strategy Fund	—
AlphaCentric LifeSci Healthcare Fund	1,778,896
AlphaCentric Strategic Income Fund	—

At March 31, 2024, the Funds (for the tax period-ended November 30, 2023, for the AlphaCentric Income Opportunities Fund) had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carry forwards utilized as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
AlphaCentric Income Opportunities Fund	$340,976,531	$—	$340,976,531	$28,112,858
AlphaCentric Premium Opportunity Fund	1,288,851	1,735,727	3,024,578	9,236,458
AlphaCentric Robotics and Automation Fund	3,404,941	894,865	4,299,806	—
AlphaCentric Symmetry Strategy Fund	702,356	2,607,906	3,310,262	—
AlphaCentric LifeSci Healthcare Fund	—	—	—	—
AlphaCentric Strategic Income Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distributions in excess, and the ASSF Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the year ended March 31, 2024 (except for the AlphaCentric Income Opportunities Fund in which its tax period-ended November 30, 2023 has been adjusted for March 31, 2024 activity) as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
AlphaCentric Income Opportunities Fund	$(10,443,844)	$10,443,844
AlphaCentric Premium Opportunity Fund	—	—
AlphaCentric Robotics and Automation Fund	(66,164)	66,164
AlphaCentric Symmetry Strategy Fund	433,669	(433,669)
AlphaCentric LifeSci Healthcare Fund	(121,518)	121,518
AlphaCentric Strategic Income Fund	—	—

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

(7)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The Funds for the year ended March 31, 2024 (except for the AlphaCentric Income Opportunities Fund in which its tax period-ended November 30, 2023 cost has been adjusted for March 31, 2024 activity)

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	purposes	Appreciation	Depreciation	App/Dep
AlphaCentric Income Opportunities Fund	$291,782,574	$95,930,797	$(27,320,733)	$68,610,064
AlphaCentric Premium Opportunity Fund	43,039,907	145,218	(24,706)	120,512
AlphaCentric Robotics and Automation Fund	29,069,745	7,525,920	(2,635,239)	4,890,681
AlphaCentric Symmetry Strategy Fund	38,169,473	2,772,107	(343,178)	2,428,929
AlphaCentric LifeSci Healthcare Fund	110,767,286	8,523,987	(16,128,540)	(7,604,553)
AlphaCentric Strategic Income Fund	57,651,521	4,323,431	(5,559,789)	(1,236,358)

(8)	UNDERLYING FUND RISK

The Funds in the normal course of business make investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market or failure or inability of the counterparty to a transaction to perform. See below for a detailed description of select principal risks.

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Wholly-Owned Subsidiary Risk: ASSF-CFC is not registered under the 1940 Act and is not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which ASSF and ASSF-CFC, respectively, are organized, could result in the inability of ASSF and/or ASSF-CFC to operate as described in the Prospectus and could negatively affect ASSF and their shareholders. Your cost of investing in ASSF will be higher because you indirectly bear the expenses of ASSF-CFC.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Swap Counterparty Credit Risk: The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges, clearinghouse, as counter party, guarantees against default.

Commodity Risk: Investing in the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Funds may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so -called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Fixed Income Risk: When the Funds invest in fixed income securities, the value of your investment in each will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Funds. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to each Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. These risks could affect the value of a particular investment by each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures and Forwards Contract Risk: For APOF and ASSF the successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Derivatives Risk: APOF and ASSF may use derivatives (including options, futures, forwards, swaps and options on futures) to enhance returns or hedge against market declines. Each Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk: There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, APOF assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, the Fund’s written calls exposes it to potentially unlimited losses.

Market Risk: Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change or climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Please refer to each Fund’s prospectus for a full listing of risks associated with the investments.

(9)	SECURITIES LENDING

ARAF has entered into a Securities Lending Agreement with the US Bank NA (“US Bank”). ARAF can lend its securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. The cash collateral is invested in short-term investments as noted in the ARAF’s Schedule of Investments. ARAF also continues to receive interest or dividends on the securities loaned. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to ARAF. A portion of the income generated by the investment in ARAF’s collateral, net of any rebates paid by US Bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to ARAF.

Although risk is mitigated by the collateral, the ARAF could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, ARAF has the right to repurchase the securities using the collateral in the open market.

ARAF receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. ARAF held $7,079,739 as of March 31, 2024. The remaining contractual maturity of all securities lending transactions is overnight and continuous. ARAF is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by ARAF on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the ARAF’s Statement of Operations.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2024:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial	Non-Cash
	of Recognized	Assets &	Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received *	Assets
ARAF
Description:
Securities Loaned	$6,659,624	$—	$6,659,624	$—	6,659,624*	$—
Total	$6,659,624	$—	$6,659,624	$—	$6,659,624	$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged.

The fair value of the securities loaned for ARAF totaled $6,659,624, which included loaned securities with a value of $22,931 that have been sold and are pending settlement as of March 31, 2024. The total value of securities on loan excluding these pending sales was $6,636,693 as of March 31, 2024. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes cash collateral received and reinvested that totaled $7,079,739 for ARAF at March 31, 2024. This amount is offset by a liability recorded as “Payable upon return of securities loaned.” The contractual maturity of securities lending transactions is on an overnight and continuous basis. The Funds cannot pledge or resell the collateral.

(10)	LEGAL PROCEEDINGS

On July 30, 2020, an investor in AIOF filed a putative class action in Florida state court, naming the adviser, the Trust, and others as defendants. Plaintiff alleges that AIOF misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections I I, 12(a)(2) and 15 of the Securities Act of 1933. The Florida action was dismissed it prejudice on September 22, 2021.

On October 14, 2020, the same. Plaintiff filed a nearly identical putative class action in New York State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor Garrison Point LLC. On February 16, 2023, the New York court dismissed all but one claim for failure to state a claim. The defendants believe the remaining claim is meritless and intend to contest it vigorously. An estimated $806,726 that is subject to insurance reimbursement in connection with this action is listed in the Statement of Assets and Liabilities for AIOF under “Due from insurance”.

AlphaCentric Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

(11)	REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund, AlphaCentric LifeSci Healthcare Fund, and AlphaCentric Strategic Income Fund and
Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund Series Trust, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”), and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
AlphaCentric Income Opportunities Fund, AlphaCentric Premium Opportunity Fund, and AlphaCentric Robotics and Automation Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, 2022, 2021, and 2020
AlphaCentric Symmetry Strategy Fund*	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, 2022, 2021, and for the period from August 8, 2019 (commencement of operations) through March 31, 2020
AlphaCentric LifeSci Healthcare Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, 2022, 2021, and for the period from November 29, 2019 (commencement of operations) through March 31, 2020
AlphaCentric Strategic Income Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, and for the period from May 28, 2021 (commencement of operations) through March 31, 2022

*	The financial statements referred to above are Consolidated Financial Statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)
March 31, 2024

As a shareholder of one or more of the AlphaCentric Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the AlphaCentric Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2023	3/31/2024	Period *	3/31/2024	Period **

AlphaCentric Income Opportunities Fund – Class A	1.99%	$1,000.00	$1,000.50	$9.95	$1,015.05	$10.02
AlphaCentric Income Opportunities Fund – Class C	2.74%	$1,000.00	$995.40	$13.68	$1,011.29	$13.79
AlphaCentric Income Opportunities Fund – Class I	1.74%	$1,000.00	$1,001.80	$8.72	$1,016.28	$8.79

AlphaCentric Premium Opportunity Fund – Class A	2.24%	$1,000.00	$1,108.30	$11.81	$1,013.80	$11.28
AlphaCentric Premium Opportunity Fund – Class C	2.99%	$1,000.00	$1,104.30	$15.74	$1,010.04	$15.03
AlphaCentric Premium Opportunity Fund – Class I	1.99%	$1,000.00	$1,110.10	$10.50	$1,015.04	$10.03

AlphaCentric Robotics and Automation Fund – Class A	1.65%	$1,000.00	$1,182.30	$9.02	$1,016.73	$8.34
AlphaCentric Robotics and Automation Fund – Class C	2.40%	$1,000.00	$1,177.70	$13.08	$1,012.98	$12.09
AlphaCentric Robotics and Automation Fund – Class I	1.40%	$1,000.00	$1,182.80	$7.66	$1,017.98	$7.08

AlphaCentric Symmetry Strategy Fund – Class A	1.85%	$1,000.00	$1,038.60	$9.44	$1,015.74	$9.33
AlphaCentric Symmetry Strategy Fund – Class C	2.60%	$1,000.00	$1,034.30	$13.24	$1,011.99	$13.09
AlphaCentric Symmetry Strategy Fund – Class I	1.60%	$1,000.00	$1,039.60	$8.17	$1,016.99	$8.08

AlphaCentric Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
March 31, 2024

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/2023	3/31/2024	Period *	3/31/2024	Period **

AlphaCentric LifeSci Healthcare Fund – Class A	1.65%	$1,000.00	$1,026.30	$8.36	$1,016.75	$8.32
AlphaCentric LifeSci Healthcare Fund – Class C	2.40%	$1,000.00	$1,022.70	$12.15	$1,012.99	$12.09
AlphaCentric LifeSci Healthcare Fund – Class I	1.40%	$1,000.00	$1,026.90	$7.10	$1,018.00	$7.07

AlphaCentric Strategic Income Fund – Class A	1.74%	$1,000.00	$1,094.70	$9.12	$1,016.29	$8.78
AlphaCentric Strategic Income Fund – Class C	2.49%	$1,000.00	$1,090.20	$13.02	$1,012.54	$12.54
AlphaCentric Strategic Income Fund – Class I	1.49%	$1,000.00	$1,095.80	$7.81	$1,017.54	$7.52

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2024

Approval of the Renewal of the Management Agreement between the Mutual Fund Series Trust and AlphaCentric Advisors, LLC with respect to the AlphaCentric Income Opportunities Fund, AlphaCentric LifeSci Healthcare Fund, AlphaCentric SWBC Municipal Opportunities Fund, AlphaCentric Premium Opportunity Fund, AlphaCentric Robotics and Automation Fund, AlphaCentric Symmetry Strategy Fund and AlphaCentric Strategic Income Fund

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and AlphaCentric Advisors LLC (“AlphaCentric”) with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”), AlphaCentric LifeSci Healthcare Fund, (“AlphaCentric LH”), AlphaCentric Premium Opportunity Fund, (“AlphaCentric PO”), AlphaCentric Robotics and Automation Fund, (“AlphaCentric RA”), AlphaCentric Symmetry Strategy Fund (“AlphaCentric SS”) and AlphaCentric Strategic Income Fund (“AlphaCentric SI”) (collectively, the “AlphaCentric Funds”)

The Board examined AlphaCentric’s responses to a series of questions regarding, among other things, its management services provided to the AlphaCentric Funds, comparative fee and expense information, and AlphaCentric’s profitability from managing the AlphaCentric Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Management Agreement.

Nature, Extent and Quality of Services The Board reviewed AlphaCentric’s corporate structure, officers, and compliance record. The Board considered that AlphaCentric provided continuous oversight of the sub-advisors for AlphaCentric IO, AlphaCentric LH, AlphaCentric RA, AlphaCentric SS, and AlphaCentric SI. The Board noted that AlphaCentric was responsible for managing AlphaCentric PO on a day-to-day basis, which included the selection of securities. The Board discussed the fundamental and technical analysis performed by AlphaCentric and discussed its ongoing research and quantitative modeling to monitor and improve AlphaCentric Fund strategies. The Board discussed the experience of AlphaCentric’s personnel and its satisfaction with its access to senior management. A representative of AlphaCentric discussed the risk management process and procedures which were aimed at mitigating risk while maintaining returns. The Board agreed that AlphaCentric was appropriately focused on risk management, which was beneficial to the AlphaCentric Funds and shareholders. The Board discussed AlphaCentric’s compliance program, and the Trust’s chief compliance officer confirmed that AlphaCentric had appropriate procedures in place that were reasonably designed to prevent violations of the federal securities laws. The Board concluded that AlphaCentric’s services to the AlphaCentric Funds were in line with the Board’s expectations.

Performance. The Board reviewed the performance of each AlphaCentric Fund relative to its peer group, Morningstar category and benchmark index.

AlphaCentric IO The Board observed that the AlphaCentric IO trailed its peer group average, Morningstar categories, and benchmark index for both the 1-year and 5-year periods. The Board also noted AlphaCentric IO underperformed the peer group average and Morningstar categories for the 3-year period. The Board discussed that since inception however, AlphaCentric IO outperformed the peer group average, Morningstar categories and the benchmark index. The Board discussed that AlphaCentric noted the tough bond environment in recent years and that AlphaCentric IO’s strategy was aimed at a long-term investment horizon. The Board recognized that AlphaCentric IO outperformed its benchmark index in up markets and underperformed in down markets.

AlphaCentric LH The Board discussed that AlphaCentric LH had performed well over the 1-year period and noted that it significantly outperformed the peer group average, Morningstar category and benchmark indexes, with exception of the S&P 500 TR. The Board noted that AlphaCentric LH outperformed the benchmark indexes, Morningstar category, and peer group average for the 3-year period and since inception. The Board noted that the AlphaCentric indicated AlphaCentric LH’s performance was driven by fundamental thesis-driven stock picking and benefited from gains in a few stocks over the year.

AlphaCentric PO The Board observed that AlphaCentric PO outperformed it peer group average for the 1-year, 5-year and 10-year periods. The Board observed that AlphaCentric PO underperformed its Morningstar category and benchmark index for the 1-year and 3-year periods but outperformed the Morningstar category and benchmark index for the 5-year and 10-year

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

periods. The Board mentioned that the AlphaCentric noted AlphaCentric PO was not designed to match the S&P 500 index in bull markets but allow for some gains while providing positive returns in down markets.

AlphaCentric RA The Board commented that AlphaCentric RA underperformed the peer group average, Morningstar category and benchmark indexes across all periods. The Board discussed AlphaCentric’s assertion that performance was hindered by underperformance in small and mid-cap stocks along with robotic stocks and that AlphaCentric RA did not have exposure to the big technology companies that have propelled the S&P 500 index. The Board noted that AlphaCentric RA’s sub-advisor believed that performance would improve once the Federal Reserve stopped increasing interest rates.

AlphaCentric SS The Board noted that AlphaCentric SS underperformed its peer group average, Morningstar category and benchmark indexes for the 1-year period but outperformed the peer group average, Morningstar category and benchmark indexes for the 3-year period. The Board observed that AlphaCentric SS underperformed the peer group average and Morningstar category for the 5-year period. The Board mentioned that since inception AlphaCentric SS had outperformed all of its benchmarks except for the MSCI world Bloomberg Aggregate Bond Blended Index.

AlphaCentric SI The Board commented that AlphaCentric SI significantly outperformed its peer group, Real Estate category and benchmark index for the 1-year, 3-year, 5-year and 10-year periods. The Board observed that AlphaCentric SI had also outperformed the nontraditional bond category.

After discussion, the Board concluded that the performance of each AlphaCentric Fund was acceptable.

Fees and Expenses. The Board discussed the advisory fee paid by each of the AlphaCentric Funds to the adviser and compared it to the fees charged to the peer group funds, and funds in each of the AlphaCentric Funds’ Morningstar category. The Board reviewed the allocation of fees between AlphaCentric and the various sub-advisers, based on the sub-advisory fees paid to the subadvisors for the applicable funds by the adviser, in comparison to the level of service provided by AlphaCentric and each sub-adviser. The Board noted that the agreement between AlphaCentric and each sub-adviser was the product of an arm’s length negotiation.

AlphaCentric IO The Board discussed that AlphaCentric had recently lowered the fees for AlphaCentric IO. The Board noted that the fee was still higher than the high in the peer group but that it was lower than the high in the Multisector Bond category and Nontraditional Bond category. The Board acknowledged that AlphaCentric explained the fee was higher because AlphaCentric IO’s strategy was more complex than the peer group funds, and AlphaCentric IO invested in mezzanine debt which required great degrees of analysis.

AlphaCentric LH The Board observed that AlphaCentric LH’s advisory fee was equal to the high in the peer group and Morningstar category. The Board recognized that the net expense ratio of 1.40% was far below the high for the peer group and Morningstar category of 2.50%. The Board recognized AlphaCentric’s explanation that the unique experiences and resources required to effectively operate AlphaCentric LH’s specialized strategy justified the higher advisory fees.

AlphaCentric PO The Board discussed that AlphaCentric PO’s advisory fee was tied for the high in both AlphaCentric LH’s peer group and Morningstar category. The Board noted that the AlphaCentric had explained the option trading Morningstar category was a “catchall” category and included just two other funds with relatively similar strategies to AlphaCentric PO. The Board recognized that AlphaCentric noted that AlphaCentric PO had the same advisory fee as the other two funds in the Morningstar category.

AlphaCentric RA The Board observed that AlphaCentric RA’s advisory fee was tied for the highest in both its peer group and Morningstar category at 1.25%. The Board noted that that net expense ratio of 1.40% was above the average but within the range for both the peer group and Morningstar category. The Board discussed the complex strategy involved with AlphaCentric RA and noted that AlphaCentric RA also had a sub-adviser.

AlphaCentric SS The Board acknowledged that AlphaCentric had lowered the advisory fee for AlphaCentric SS to 1.35%. The Board recognized that the advisory fee was still above the median and average for both the peer group and Morningstar category but that it was well below the high for each. The Board noted the net expense ratio was below the median for both its peer group and Morningstar category.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

AlphaCentric SI The Board observed that the advisory fee for AlphaCentric SI was at the high end of the peer group and above the average advisory fee but that it was within the range. The Board discussed that the advisory fee was tied with the highest in the Real Estate category and was at the high end of the Nontraditional Bond category but was also within the range. The Board discussed that the net advisory fee after waivers was 0.86% which was below the average for the peer group, but still above the benchmarks. The Board noted that the adviser justified the fees because of the specialized nature of AlphaCentric SI’s strategy.

The Board concluded that the advisory fee paid by each of the AlphaCentric Funds to AlphaCentric was not unreasonable.

Profitability. The Board reviewed the financial information provided by AlphaCentric. The Board discussed AlphaCentric’s profitability from its services to each of the AlphaCentric Funds and noted that AlphaCentric operated AlphaCentric SS and AlphaCentric LH at a loss, while the other AlphaCentric Funds generated profits that the Board determined were not excessive.

Economies of Scale. The Board recognized that AlphaCentric had lowered the advisory fee for certain AlphaCentric Funds in the last year. The Board also acknowledged that there had been a drop in assets of a number of the AlphaCentric Funds and, therefore, the benefits of economies of scale had not improved for the adviser over the last year.

Conclusion. Having requested and received such information from AlphaCentric as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each AlphaCentric Fund and its respective shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

Approval of a Sub-Advisory Agreement between AlphaCentric Advisors, LLC and Garrison Point Capital Management, LLC with respect to AlphaCentric Income Opportunities Fund

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”) and Garrison Point Capital Management, LLC (“Garrison Point”) with respect to the AlphaCentric Income Opportunities Fund (“AlphaCentric IO”).

The Board examined Garrison Point’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric IO, comparative fee and expense information, and Garrison Point’s profitability from sub-advising AlphaCentric IO. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the credentials of Garrison Point’s key personnel involved in AlphaCentric IO. The Board noted that there were no changes in key personnel for Garrison Point. The Board reviewed the services provided by Garrison Point to AlphaCentric IO and noted that Garrison Point operated the investment strategy and determined assets that provided the best risk-adjusted value for AlphaCentric IO. The Board discussed that Garrison Point executed transactions on behalf of AlphaCentric IO and maintained records related to decisions and transactions to ensure compliance with applicable investment limits. The Board noted there was no ongoing SEC examinations but discussed the ongoing class action lawsuit. The Board acknowledged that the AlphaCentric had recommended continuing the Sub-Advisory Agreement with Garrison Point. The Board concluded that the nature, extent and quality of services provided by Garrison Point were satisfactory.

Performance. The Board observed that AlphaCentric IO underperformed its benchmark index for both the 1-year and 5-year periods. The Board recognized that for the 3-year and since inception periods AlphaCentric IO outperformed the benchmark index. The Board noted that Garrison Point discussed the difficult market for bonds in recent years and that AlphaCentric IO’s strategy was aimed at a long-term investment horizon. The Board recognized that AlphaCentric IO outperformed its benchmark index in up markets and underperformed in down markets and concluded that performance was acceptable.

Fees and Expenses. The Board observed that Garrison Point received 50% of the net advisory fees earned by the AlphaCentric, with a maximum annual fee of 0.65% of average net assets. The Board discussed the allocation of fees between AlphaCentric and Garrison Point in relation to their respective responsibilities and believed the allocation was appropriate. The Board concluded that the sub advisory fee received by Garrison Point for AlphaCentric IO was not unreasonable.

Profitability. The Board discussed that Garrison Point earned a profit from sub-advising AlphaCentric IO. The Board noted that Garrison Point’s profit analysis included the annual base salary and benefits paid to the portfolio managers and managing director for their services to AlphaCentric IO. The Board recognized that AlphaCentric IO’s strategy was complex, and a specific expertise was required to effectively execute the strategy. The Board concluded that Garrison Point’s profits were not excessive.

Economies of Scale. The Board considered whether AlphaCentric IO had reached the size where Garrison Point was benefit from economies of scale. They noted the substantial fall in AlphaCentric IO’s assets over the last years, and that the benefits of scale to the Sub-Adviser had fallen.

Conclusion. Having requested and received such information from Garrison Point as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric IO and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

Approval of the Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors LLC and Contego Capital Group, Inc. with respect to AlphaCentric Robotics & Automation Fund

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee”, and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors LLC (“AlphaCentric”) and Contego Capital Group, Inc. (“Contego”) with respect to the AlphaCentric Robotics & Automation Fund (“AlphaCentric RA”).

The Board examined Contego’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric RA, comparative fee and expense information, and Contego’s profitability from sub-advising AlphaCentric RA. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the experience of the key personnel at the Contego and noted there were no changes in the prior year. The Board discussed Contego’s efforts in relation to AlphaCentric RA and recognized that Contego provided AlphaCentric RA investment decisions, managed the AlphaCentric RA’s investment policies and risk, and provided reports related to the AlphaCentric RA’s investments. The Board discussed that Contego provided the research and analysis for investment decisions and executed trades on behalf of AlphaCentric RA. The Board discussed that Contego operated the controls and compliance procedures for AlphaCentric RA to ensure AlphaCentric RA remained in compliance with investment restrictions and limitations. The Board also noted that the AlphaCentric had recommended that the sub-advisory agreement be continued. The Board concluded that the services provided by Contego were in line with its expectations and could be expected to continue providing quality service to AlphaCentric RA and its shareholders.

Performance. The Board observed that AlphaCentric RA underperformed the benchmark index across all time periods. The Board discussed that Contego explained the underperformance was due to the sell-off in small- and mid-cap growth stocks which made up most of the AlphaCentric RA’s portfolio. The Board noted that Contego believed the AlphaCentric RA’s investment thesis was valid, that AlphaCentric RA provided investors with exposure to a specific strategy, and that performance would improve when small- and mid-cap stocks improved. The Board concluded that the performance of AlphaCentric RA was acceptable.

Fees and Expenses. The Board discussed that Contego’s maximum annual sub-advisory fee was 0.625% of AlphaCentric RA’s daily asset value. The Board noted that this was lower than the fee Contego charged for other similar accounts. The Board determined that the sub-advisory fee was not unreasonable.

Profitability. The Board recognized that Contego did not make a profit from AlphaCentric RA. As such, the Board concluded that excessive profitability was not an issue for Contego at this time.

Economies of Scale. The Board considered whether AlphaCentric RA had reached the size where Contego would benefit from economies of scale. The Board acknowledged that this was generally an advisor issue and noted that it should be considered in terms of the Advisory Agreement and its potential impact on Contego’s expenses.

Conclusion. Having requested and received such information from Contego as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between AlphaCentric and Contego, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric RA and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

Approval of the Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors LLC and Mount Lucas Management LP with respect to AlphaCentric Symmetry Strategy Fund.

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”) and Mount Lucas Management LP (“Mount Lucas”) with respect to the AlphaCentric Symmetry Strategy Fund (“AlphaCentric SS”).

The Board examined Mount Lucas’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric SS, comparative fee and expense information, and Mount Lucas’s profitability from sub-advising AlphaCentric SS. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board discussed the services provided to AlphaCentric SS by Mount Lucas. The Board reviewed the key personnel involved with AlphaCentric SS and recognized that Mount Lucas personnel had an expertise in designing and utilizing an investment system that monitored investment decisions and compliance procedures. The Board reviewed Mount Lucas’s compliance monitoring practices, noting that Mount Lucas reported no material compliance issues. The Board recognized that Mount Lucas provided extensive compliance services to AlphaCentric SS, necessitated by the complex investment strategy. The Board noted that the AlphaCentric had recommended continuing the Sub -Advisory agreement with Mount Lucas. The Board agreed that Mount Lucas had the experience and resources necessary to continue providing quality services to AlphaCentric SS.

Performance. The Board observed that AlphaCentric SS underperformed its peer group average, Morningstar category and benchmark indexes for the 1-year period but outperformed the peer group average, Morningstar category and benchmark indexes for the 3-year period. The Board considered that since inception AlphaCentric SS had outperformed all of its benchmarks except for the MSCI world Bloomberg Aggregate Bond Blended Index, and overall performance was in line with the Board’s expectations. After discussion, the Board concluded that the performance of AlphaCentric SS was acceptable.

Fees and Expenses. The Board reviewed the fees being paid to Mount Lucas and discussed the allocation of fees between Mount Lucas and AlphaCentric relative to their respective duties and other factors. The Board acknowledged that the allocation of fees between the AlphaCentric and Mount Lucas was the product of an arm’s length negotiation. The Board concluded that the sub-advisory fees received by Mount Lucas from AlphaCentric for AlphaCentric SS were not unreasonable.

Profitability. The Board reviewed Mount Lucas’ profitability from sub-advising AlphaCentric SS. The Board recognized that Mount Lucas sub-advised AlphaCentric SS at a loss.

Economies of Scale. The Board considered whether AlphaCentric SS had reached the size where Mount Lucas would benefit from economies of scale. The Board acknowledged that this was primarily an advisor issue but agreed to reevaluate if AlphaCentric SS materially increases its assets.

Conclusion. Having requested and received such information from Mount Lucas as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between AlphaCentric and Mount Lucas, and as assisted by the advice and guidance of counsel, the Board concluded that the renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric SS and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

Approval of the Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors, LLC and LifeSci Fund Management, LLC with respect to AlphaCentric LifeSci Healthcare Fund.

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”) and LifeSci Fund Management, LLC (“LifeSci”) with respect to the AlphaCentric LifeSci Healthcare Fund (“AlphaCentric LH”).

The Board examined LifeSci’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric LH, comparative fee and expense information, and LifeSci’s profitability from sub-advising AlphaCentric LH. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the professional and educational credentials for the key LifeSci personnel. The Board discussed that there had not been any changes in personnel involved with AlphaCentric LH. They observed that LifeSci made all investment decisions for AlphaCentric LH and provided fundamental research to identify investable securities. The Board commented on LifeSci’s compliance program, which included documentation and review of daily portfolio transactions and monitoring of investment limitations. The Board discussed that LifeSci selected broker-dealers to conduct portfolio transactions and LifeSci’s policies for selecting broker dealers. The Board noted that AlphaCentric had recommended continuing the Sub-Advisory Agreement with LifeSci. After further discussion, the Board concluded that LifeSci could continue to provide high quality service to AlphaCentric LH and its shareholders.

Performance. The Board recalled its discussion that AlphaCentric LH had performed well over the 1-year period, significantly outperforming the peer group average, Morningstar category and benchmark indexes, with the exception of the S&P 500 TR. The Board noted that AlphaCentric LH had significantly outperformed the benchmark index for all time periods. The Board agreed that LifeSci’s fundamental thesis-driven stock picking had benefited AlphaCentric LH and its shareholders.

Fees and Expenses. The Board observed that LifeSci’s maximum sub-advisory fee was 0.625% or 50% of the net advisory fee paid to AlphaCentric. The Board discussed the fee split between AlphaCentric and LifeSci in relation to the responsibilities of each party. The Board concluded that the sub-advisory fee received by LifeSci for AlphaCentric LH was not unreasonable.

Profitability. The Board reviewed the financial information provided by LifeSci and noted that LifeSci sub-advised AlphaCentric LH at a loss. The Board concluded, therefore, that excessive profitability was not an issue for LifeSci at this time.

Economies of Scale. The Board considered whether the Fund had reached the size where LifeSci would benefit from economies of scale. The Board acknowledged that this was generally an advisor issue, that neither the AlphaCentric nor LifeSci were earning the full fee and noted that economies should be considered in terms of the Advisory Agreement and the impact of the LifeSci expense on AlphaCentric’s profits.

Conclusion. Having requested and received such information from LifeSci as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between AlphaCentric and LifeSci, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric LH and its shareholders.

AlphaCentric Funds
Additional Information (Unaudited)(Continued)
March 31, 2024

Approval of the Renewal of the Sub-Advisory Agreement between AlphaCentric Advisors, LLC and Goshen Rock Capital, LLC with respect to AlphaCentric Strategic Income Fund

At a meeting held on November 6 and 20, 2023, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (each an “Independent Trustee,” and collectively the “Independent Trustees”) discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between AlphaCentric Advisors, LLC (“AlphaCentric”) and Goshen Rock Capital, LLC (“GRC”) with respect to the AlphaCentric Strategic Income Fund (“AlphaCentric SI”).

The Board examined GRC’s responses to a series of questions regarding, among other things, its sub-advisory services provided to AlphaCentric SI, comparative fee and expense information, and GRC’s profitability from sub-advising AlphaCentric SI. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the professional and educational credentials of GRC’s key personnel. The Board observed that GRC conducted fundamental investment research for AlphaCentric SI along with security selection, execution, and other portfolio management services. The Board acknowledged the work of GRC’s risk management committee. The Board discussed that GRC selected broker-dealers and focused on the ability complete the transaction based on availability of the securities and the price. After further discussion, the Board concluded that GRC could continue providing quality service to AlphaCentric SI and its shareholders.

Performance. The Board observed that AlphaCentric SI outperformed the Bloomberg U.S. Mortgage-Backed Securities Index and S&P U.S. REIT NTR Indexes for the 1-year, 3-year, 5-year and 10-year periods. The Board concluded that Fund performance was strong.

Fees and Expenses. The Board observed that GRC received 50% of the net advisory fee paid to AlphaCentric with a maximum sub-advisory fee of 0.75%. The Board noted this compared favorably to the fees charged by GRC for accounts with a strategy similar to AlphaCentric SI. The Board discussed the fees allocated to GRC in relation to its responsibilities in sub-advising AlphaCentric SI and believed the allocation was acceptable. The Board concluded that based on all of the information provided, the sub-advisory fee was not unreasonable.

Profitability. The Board observed that GRC sub-advised AlphaCentric SI at a loss and thus excessive profitability was not a concern.

Economies of Scale. The Board considered whether AlphaCentric SI had reached the size where GRC would benefit from economies of scale and concluded this was unlikely based on the size of the Fund. The Board acknowledged economies of scale was an issue primarily considered by the Board when evaluating the advisory agreement.

Conclusion. Having requested and received such information from GRC as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between AlphaCentric and GRC, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of AlphaCentric SI and its shareholders.

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2024

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	51

Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board, Strategy Shares since 2016; Trustee, IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice since 2010.	51	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund.

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Risk and Compliance Committee	Since 6/2006	Attorney since 1982.	35	None

AlphaCentric Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
March 31, 2024

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—3/2022; President, Rational Advisors, Inc., since 2016; Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014 ; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; CEO, Catalyst International Advisors LLC, since 2019; CEO, Insights Media LLC, since 2019; CEO, MFund Management LLC, since 2019.	35	None
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018-2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, since 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC, since 2019; COO, MFund Management LLC, since 2019; COO, AlphaCentric Advisors LLC, since 2021.	N/A	N/A
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, since 2022; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A
Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A
Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 2015.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, and Strategy Shares, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-844-223-8637.

AlphaCentric Funds
Additional Information (Unaudited)
March 31, 2024

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Advisory Agreement, Management Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-223-8637; and on the Commission’s website at http://www.sec.gov.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

	Alpha Centric	844-223-8637
QUESTIONS?	Catalyst	866-447-4228
CALL	Empiric	888-839-7424
	Eventide	877-771-3836
	JAG	855-552-4596

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

ADVISER

AlphaCentric Advisors, LLC

53 Palmeras Street, Suite 601

San Juan, PR 00901

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market St.

Suite 310

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

U.S. Bank

1555 N. Rivercenter Drive. Suite 302

Milwaukee, WI 53212

ALPHA-AR24

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is as follows:

Trust Series	2024	2023
AlphaCentric Income Opportunities Fund	$35,000	$49,000
AlphaCentric Premium Opportunity Fund	$12,500	$11,500
AlphaCentric Robotics and Automation Fund	$14,000	$13,500
AlphaCentric Symmetry Strategy Fund	$15,500	$14,000
AlphaCentric LifeSci Healthcare Fund	$12,000	$12,000
AlphaCentric Strategic Income Fund	$13,000	$12,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2024	2023
AlphaCentric Income Opportunities Fund	$4,500	$4,100
AlphaCentric Premium Opportunity Fund	$3,500	$2,600
AlphaCentric Robotics and Automation Fund	$3,500	$3,100
AlphaCentric Symmetry Strategy Fund	$4,000	$3,500
AlphaCentric LifeSci Healthcare Fund	$3,500	$2,600
AlphaCentric Strategic Income Fund	$3,500	$2,600

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended March 31, 2023 and 2024.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended March 31, 2024, and are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover __________
President
Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: June 7, 2024